UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06637

The UBS Funds
(Exact name of registrant as specified in charter)

One North Wacker Drive, Chicago, IL			60606-2807
(Address of principal executive offices)			(Zip code)

Mark F. Kemper, Esq. UBS Global Asset Management One North Wacker Drive Chicago, IL 60606-2807
(Name and address of agent for service)
Copy to: Bruce Leto, Esq. Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code:		212-821-3000

Date of fiscal year end:	June 30

Date of reporting period:	December 31, 2009

EXPLANATORY NOTE:  This Form N-CSR/A for The UBS Funds (the “Registrant”) is being filed solely to reflect changes to the semi-annual report for the UBS Dynamic Alpha Fund.  The semi-annual report for the other portfolios of the Registrant are contained in the Form N-CSR filed on March 11, 2010 (Accession Number 0001104659-10-013626) and are not amended or modified in any way by this Form N-CSR/A.  This Form N-CSR/A also updates Item 11 “Controls and Procedures” with respect to UBS Dynamic Alpha Fund as required.  Other than the aforementioned amendment, no other information or disclosures contained in the Registrant’s Form N-CSR filed on March 11, 2010 is being amended by this Form N-CSR/A.

Item 1.  Reports to Stockholders.

The UBS Funds—Asset Allocation

Semiannual Report

December 31, 2009

Table of contents

President's letter	1

Market commentary	2

Asset Allocations

UBS Dynamic Alpha Fund	4

UBS Global Allocation Fund	33

UBS Global Frontier Fund	48

Explanation of expense disclosure	58

Statement of assets and liabilities	60

Statement of operations	62

Statement of changes in net assets	64

Financial highlights	66

Notes to financial statements	72

General information	93

This page intentionally left blank.

President's letter

February 17, 2010

Dear shareholder,

The market developments of the past several months highlight the importance of remaining steadfast to established investment processes and valuation disciplines.

When I last wrote to you on these pages six months ago, the S&P 500 Index was in the early stages of attempting to climb back from one of the steepest declines in its history, investor confidence was at an all-time low and the investing landscape appeared to be undergoing unprecedented changes.

Today, we can observe that both the S&P 500 Index and the MSCI World Free Index (net)—proxies of stock performance in the US and global markets, respectively—have generated solid double-digit returns. What's more, confidence appears to be returning to the markets—albeit tentatively—as investors begin to venture back into riskier assets. That said, however, the markets continue to face the very challenging task of assessing the risks of deflation versus inflation.

Despite the many changes and challenges faced by investors throughout the recent bear market, what remained the same is our unwavering commitment to provide you with investment solutions designed to help you reach your long-term goals. We firmly believe that key to delivering on this commitment in any market environment is adherence to the disciplines and processes that, in our view, have proven their investment value over time.

Today, I am pleased to report that we are being rewarded for maintaining this conviction, as a number of the UBS Funds have generated solid performance versus their respective benchmarks over the review period. Still, as satisfying as it is for me to report this news to you, I find myself already looking to the future. No one can rely on past performance when it comes to delivering future results. We are keenly aware that we need to remain nimble—constantly growing and evolving to meet the challenges that will be presented by this brave new market landscape. In the past, I have written of some of the measures we have already taken to this end, including restructuring our fixed income investment team, and broadening the reach of some of our investment capabilities to ensure they are well-positioned to navigate the marketplace.

More recently, we have continued to build out what I believe is an impressive organization of investment professionals who have the experience and insight required to take our shareholders through the next decade and beyond. This includes bringing on board Andreas Koester, who became Head of Asset Allocation for our Global Investment Solutions team in September 2009. In this role, Andreas has helped implement process refinements and a team restructuring that we believe will better position our multi-asset portfolios in the years to come.

We don't take lightly the responsibility you assigned to us when you chose us as your asset manager. I thank you, as always, for your continued support.

Kai R. Sotorp
President
UBS Funds
Head—Americas
UBS Global Asset Management (Americas) Inc.

The markets in review

Strengthening economic conditions

While economic growth in the US remained strained when the reporting period began, the recession—considered to be the longest since the Great Depression—appears to have ended. Signs of a turnaround first emerged in the second quarter of 2009, when gross domestic product ("GDP") fell at a more modest pace than in prior quarters. Subsequently, third quarter GDP grew 2.2%, in large part due to the government's efforts to stimulate the economy. Some of the measures instituted by the government included an $8,000 tax credit for first-time home buyers, as well as the "Cash for Clunkers" car rebate program. As the period drew to a close, economic growth continued to accelerate, as evidenced by the 5.7% advance estimate for fourth quarter GDP.

Economic growth also improved overseas. During the reporting period, data was released indicating that the recessions in Germany and France concluded during the second quarter of 2009, while economic growth in the UK and Japan also resumed. In many instances, growth rates in emerging markets countries held up relatively better than their developed country counterparts. As a case in point, although growth moderated in China, it avoided falling into a recession.

The global equity markets continued to rally

The global equity markets, which started to rebound in March 2009, continued to move higher over the six-months ended December 31, 2009. The S&P 500 Index1 posted positive returns during five of the last six months of 2009, and gained 22.59% over the reporting period as a whole. The market's continued ascent was due to a variety of factors, including further improvements in the credit markets, signs that the economy was recovering, better-than-expected corporate profits and robust investor risk appetites.

The international equity markets also generated strong results during the reporting period. International developed stocks, as measured by the MSCI EAFE Index (net),2 returned 22.07% during the six months ended December 31, 2009. Emerging markets equities generated even better results, with the MSCI Emerging Markets Index3 gaining 31.42% over the same period. Rising commodity prices and an improving economic backdrop were two of the factors supporting emerging market equity prices.

1  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition, and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

2  The MSCI EAFE Index (net) is an index of stocks from 21 countries designed to measure the investment returns of developed economies outside of North America. Dividends are reinvested after the deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The Index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

3  The MSCI Emerging Markets Index is a market capitalization-weighted index composed of companies representative of the market structure of 22 emerging market countries in Europe, Latin America, and the Pacific Basin. The Index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

The markets in review

Risk-taking is rewarded in the fixed income markets

The US bond market generated positive results during the reporting period. In sharp contrast to late 2008 and early 2009, when investors were drawn to the relative safety of short-term Treasuries, risk aversion continued to abate over the six months covered by this report. This change in investor sentiment was due to a number of factors, including economic conditions that transitioned from being "less negative" to showing signs of meaningful improvement. Against this backdrop, the US spread sectors (non-Treasuries) generated strong results during the reporting period.

Overall, during the six months ended December 31, 2009, the overall US bond market, as measured by the Barclays Capital US Aggregate Index,4 returned 3.95%. Looking at the riskier fixed income asset classes, high yield bonds and emerging markets debt generated very strong results over the six-month reporting period. During that time, the Merrill Lynch US High Yield Cash Pay Constrained Index5 gained 21.10%, while the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global)6 rose 11.89%.

4  The Barclays Capital US Aggregate Index (formerly known as the Lehman Brothers US Aggregate Index) is an unmanaged index of the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. US agency hybrid adjustable rate mortgage (ARM) securities were added to the Index on April 1, 2007. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

5  The Merrill Lynch US High Yield Cash Pay Constrained Index is the index of publicly placed non-convertible, coupon-bearing US dollar denominated below investment grade corporate debt with a term to maturity of at least one year. The index is market weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

6  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which tracks total returns for US-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

UBS Dynamic Alpha Fund

Portfolio performance

For the six months ended December 31, 2009, Class A shares of UBS Dynamic Alpha Fund (the "Fund") returned 19.00% (Class A shares returned 12.40% after the deduction of the maximum sales charge), while Class Y shares returned 19.05%. For purposes of comparison, the Merrill Lynch US Treasury 1-5 Year Index returned 1.12% over the same time period, the MSCI World Free Index (net) returned 22.23% and the US Consumer Price Index (CPI) rose 0.12%. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 6; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund's strong performance was primarily due to asset allocation. Security selection and currency positioning were positive for the reporting period, as well.

Portfolio performance summary1

What worked

•  Asset allocation decisions were the largest generator of positive performance during the period.

  – A long position to equities made a strong positive contribution. With the worst of the financial crisis and economic downturn likely behind us, we witnessed a rebound in investor risk appetite, and equity prices advanced sharply during the period. The Fund was overweight to US, international and emerging markets equities, with our largest overweight in what we view to be the still-undervalued US market.

  – Within fixed income, a long position to investment grade corporate debt was also a positive contributor to performance. Credit spreads narrowed significantly with the increasing appeal of risky (non-Treasury) assets. In addition, credit crisis-related dysfunctions in the global credit markets had more or less disappeared by the end of December.

  Additionally, the Fund maintained a successful short exposure to government fixed income during the six-month period. Investors eschewed government bonds in particular, and yields in many sovereign bond markets rose during the period, leading to negative returns.

•  Security selection was positive across the board. Overall, security selection enhanced the Fund's results during the reporting period. The US fixed income portion of the Fund was the largest contributor to performance, mainly driven by a short position to interest rate swaps.2 Within the US Large Cap Growth portion of the Fund, security selection in the information technology, consumer discretionary and healthcare sectors was rewarded. However, an overweight in energy was a negative for results.

•  The Fund's currency strategy made a positive contribution to performance.

  – Currency performance was positive for the period, as a long position to the Swedish Krona and a short position to the euro continued to pay off throughout the period. The market rewarded countries like Sweden, which demonstrated strong fiscal and economic fundamentals. The euro suffered toward the end of the period as credit and fiscal concerns mounted in Greece and other peripheral euro zone countries.

1  For a detailed commentary on the market environment in general during the reporting period, see pages 2-3.

2  An interest rate swap is a derivative in which one party exchanges a stream of interest payments for another party's stream of cash flows.

UBS Dynamic Alpha Fund

  – The Fund maintained an anti-carry trade bias, in which we were short high-yielding currencies and long lower-yielding "safe haven" currencies.

  – After currency valuations returned to what we believed were normal levels, the Fund maintained a level of currency risk below its long-term average, because we did not see significant opportunities in currency markets. During the fourth quarter, however, our research indicated that currency valuations were becoming stretched once more. The Fund took several positions in order to capitalize on the opportunities.

What didn't work

•  A short position in Australian equities during the first part of the period detracted from performance, as that market rallied sharply. Additionally, security selection within the US Mid Cap Growth component lagged the benchmark during the reporting period.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2009. The views and opinions in the letter were current as of February 17, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS Dynamic Alpha Fund

Average annual total returns for periods ended 12/31/09 (unaudited)

	6 months	1 year	Inception[1]
Before deducting maximum sales charge
Class A2	19.00%	27.42%	2.27%
Class B3	18.31	26.31	1.45
Class C4	18.36	26.36	1.46
Class Y5	19.05	27.33	2.57
After deducting maximum sales charge
Class A2	12.40%	20.32%	1.11%
Class B3	13.31	21.31	1.22
Class C4	17.36	25.36	1.46
Merrill Lynch US Treasury 1-5 Year Index[6]	1.12	0.23	4.49
MSCI World Free Index (net)[7]	22.23	29.99	2.52
US Consumer Price Index (CPI)[8]	0.12	2.72	2.56

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2009 prospectuses were as follows: Class A—1.58% and 1.58%; Class B—2.43% and 2.40%; Class C—2.36% and 2.36%; Class Y—1.26% and 1.26%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding interest expense, securities loan fees, dividend expense for securities sold short and expenses incurred through investment in other investment companies) to the extent necessary so that the Fund's ordinary operating expenses (excluding interest expense, securities loan fees, dividend expense for securities sold short and expenses incurred through investment in other investment companies), through the fiscal year ending June 30, 2010, do not exceed 1.35% for Class A shares, 2.10% for Class B shares, 2.10% for Class C shares and 1.10% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

1  Inception date of all share classes of UBS Dynamic Alpha Fund is January 27, 2005. Inception date of the indices, for the purpose of this illustration, is January 31, 2005.

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  The Merrill Lynch US Treasury 1-5 Year Index is an unmanaged index tracking US Treasury securities with maturities between 1 and 5 years. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

7  The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of June 2007, the index consisted of 23 developed market country indices. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

8  The US Consumer Price Index (CPI) produces monthly data on changes in the prices paid by urban consumers for a representative basket of goods and services. The Index is calculated by the Bureau of Labor Statistics. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS Dynamic Alpha Fund

Top ten equity holdings (unaudited)*1

As of December 31, 2009

Percentage of net assets
Vodafone Group PLC	1.3%
Apple, Inc.	1.1
Allergan, Inc.	0.9
Nestle SA	0.9
GlaxoSmithKline PLC	0.9
BP PLC	0.8
Google, Inc., Class A	0.7
Royal Dutch Shell PLC, Class B	0.7
Covidien PLC	0.7
HSBC Holdings PLC	0.7
Total	8.7%

Country exposure, top five (unaudited)*1

As of December 31, 2009

Percentage of net assets
United States	29.8%
United Kingdom	11.5
Switzerland	3.2
Netherlands	2.7
France	1.8
Total	49.0%

Top ten fixed income holdings (unaudited)1

As of December 31, 2009

Percentage of net assets
Federal National Mortgage Association, 5.976%, due 10/09/19	0.4%
US Treasury Bonds, 4.793%, due 08/15/29	0.3
Banc of America Large Loan, Inc., Series 2005-MIB1, Class A2, 0.443%, due 03/15/22	0.2
State of California General Obligation Bonds, 7.300%, due 10/01/39	0.2
Federal Home Loan Bank of Chicago, 5.625%, due 06/13/16	0.2
GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4, 5.805%, due 08/10/45	0.2
Tennessee Valley Authority, 5.880%, due 04/01/36	0.2
Boise Cascade LLC, 7.125%, due 10/15/14	0.2
American Home Mortgage Investment Trust, Series 2006-3, Class 4A, 0.421%, due 11/25/35	0.2
Citigroup, Inc., 4.750%, due 05/31/17	0.2
Total	2.3%

*  Only long positions are considered.

1  Figures represent the direct investments of the UBS Dynamic Alpha Fund. Figures could be different if a breakdown of the underlying investment companies were included.

UBS Dynamic Alpha Fund

Industry diversification (unaudited)1

As a percentage of net assets as of December 31, 2009

Common stocks

Aerospace & defense	1.11%
Air freight & logistics	1.17
Airlines	0.39
Auto components	0.38
Automobiles	0.32
Beverages	1.57
Biotechnology	0.84
Building products	0.79
Capital markets	1.22
Chemicals	1.89
Commercial banks	4.02
Commercial services & supplies	0.46
Communications equipment	1.59
Computers & peripherals	2.09
Construction & engineering	0.25
Construction materials	0.23
Consumer finance	0.16
Containers & packaging	0.07
Distributors	0.11
Diversified consumer services	0.44
Diversified financial services	1.09
Diversified telecommunication services	0.34
Electric utilities	1.31
Electrical equipment	0.62
Electronic equipment, instruments & components	0.53
Energy equipment & services	0.84
Food & staples retailing	0.95
Food products	2.16
Health care equipment & supplies	2.44
Health care providers & services	1.82
Hotels, restaurants & leisure	1.84
Household durables	0.74
Household products	1.04
Independent power producers & energy traders	0.07
Industrial conglomerates	0.24
Insurance	2.13
Internet & catalog retail	0.94
Internet software & services	0.90
IT services	1.89
Life sciences tools & services	0.31
Machinery	2.41
Media	1.88
Metals & mining	1.94
Multiline retail	0.48
Multi-utilities	1.03
Office electronics	0.13
Oil, gas & consumable fuels	4.94
Personal products	0.35
Pharmaceuticals	3.34
Professional services	0.46
Real estate investment trust (REIT)	0.10
Real estate management & development	0.29%
Road & rail	1.03
Semiconductors & semiconductor equipment	1.60
Software	3.33
Specialty retail	1.70
Textiles, apparel & luxury goods	0.28
Tobacco	0.12
Trading companies & distributors	0.79
Wireless telecommunication services	1.80
Total common stocks	69.30%

Bonds

Corporate bonds

Agriculture	0.05
Auto loans	0.04
Banks	0.11
Beverages	0.04
Chemicals	0.07
Commercial banks	0.20
Commercial services & supplies	0.05
Diversified financial services	0.71
Electric utilities	0.05
Food & staples retailing	0.06
Food products	0.04
Gaming	0.05
Health care providers & services	0.08
Household durables	0.04
Independent power producers & energy traders	0.20
Insurance	0.14
Iron/steel	0.17
Media	0.27
Metals & mining	0.16
Multi-utilities	0.04
Non-food & drug retailers	0.05
Oil, gas & consumable fuels	0.34
Paper & forest products	0.25
Pharmaceuticals	0.11
Pipelines	0.11
Retail	0.04
Sovereign	0.10
Telecommunications	0.20
Tobacco	0.05
Trading companies & distributors	0.08
Total corporate bonds	3.90%
Asset-backed securities	0.86
Collateralized debt obligations	1.35
Commercial mortgage-backed securities	1.38
Mortgage & agency debt securities	0.91
Municipal bonds	0.31
US government obligation	0.34
Total bonds	9.05%

UBS Dynamic Alpha Fund

Industry diversification (unaudited)1

As a percentage of net assets as of December 31, 2009

Investment companies

UBS Global Aggregate Bond Relationship Fund	5.59%
UBS Opportunistic Emerging Markets Debt Relationship Fund	2.84
UBS U.S. Equity Alpha Relationship Fund	12.65
Total investment companies	21.08%
Options purchased	0.92
Investment of cash collateral from securities loaned	0.65
Total investments before investments sold short	101.00%

Investments sold short

Common stocks

Aerospace & defense	(0.57)
Air freight & logistics	(0.63)
Airlines	(0.25)
Beverages	(0.29)
Biotechnology	(0.11)
Capital markets	(0.25)
Commercial banks	(0.38)
Communications equipment	(0.23)
Computers & peripherals	(0.49)
Diversified financial services	(0.04)
Diversified telecommunication services	(0.26)
Electric utilities	(0.42)
Electrical equipment	(0.33)
Electronic equipment & instruments	(0.11)
Electronic equipment, instruments & components	(0.13)
Energy equipment & services	(0.13)
Food & staples retailing	(0.39)
Food products	(1.16)
Health care equipment & supplies	(0.64)%
Health care providers & services	(0.53)
Hotels, restaurants & leisure	(0.29)
Household products	(0.43)
Independent power producers & energy traders	(0.14)
Industrial conglomerates	(0.10)
Insurance	(0.45)
Internet & catalog retail	(0.06)
Internet software & services	(0.04)
IT services	(0.22)
Leisure equipment & products	(0.05)
Life sciences tools & services	(0.36)
Machinery	(1.02)
Media	(0.48)
Metals & mining	(0.15)
Multiline retail	(0.22)
Multi-utilities	(1.04)
Oil, gas & consumable fuels	(1.57)
Pharmaceuticals	(1.13)
Road & rail	(0.17)
Semiconductors & semiconductor equipment	(0.73)
Software	(1.00)
Specialty retail	(0.75)
Thrifts & mortgage finance	(0.09)
Trading companies & distributors	(0.37)
Water utilities	(0.23)
Total investments sold short	(18.43)%
Total investments, net of investments sold short	82.57
Cash and other assets, less liabilities	17.43
Net assets	100.00%

1  Figures represent the industry breakdown of direct investments of the UBS Dynamic Alpha Fund. Figures would be different if a breakdown of the underlying investment companies' industry diversification was included.

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2009 (unaudited)

	Shares	Value
Common stocks: 69.30%
Australia: 0.77%
AMP Ltd.	215,264	$1,296,468
BHP Billiton Ltd.	43,989	1,684,505
Incitec Pivot Ltd.	293,724	930,837
MacArthur Coal Ltd.[1]	36,981	368,699
National Australia Bank Ltd.	24,400	593,730
Total Australia common stocks		4,874,239
Belgium: 0.47%
Anheuser-Busch InBev NV	57,563	2,973,941
Bermuda: 0.09%
Seadrill Ltd.	22,100	559,802
Brazil: 0.22%
BM&F BOVESPA SA	44,000	305,793
Gafisa SA	39,000	632,338
Itau Unibanco Holding SA ADR	19,560	446,750
Total Brazil common stocks		1,384,881
Canada: 0.27%
Lundin Mining Corp.*	143,400	589,587
Research In Motion Ltd.*	8,400	567,336
Teck Resources Ltd., Class B*	16,100	566,814
Total Canada common stocks		1,723,737
Cayman Islands: 0.27%
Seagate Technology[2]	46,100	838,559
Subsea 7, Inc.*[1]	51,800	861,626
Total Cayman Islands common stocks		1,700,185
China: 0.70%
Belle International Holdings Ltd.	703,000	812,064
China Life Insurance Co., Ltd., H Shares,	235,000	1,149,933
China Resources Land Ltd.	124,000	279,130
China Zhongwang Holdings Ltd.*	40,000	31,911
Industrial & Commercial Bank of China, H Shares	393,000	322,518
Shangri-La Asia Ltd.	210,000	392,802
Shougang Concord International Enterprises Co., Ltd.*	720,000	178,538
Sino Land Co., Ltd.	166,000	320,473
Sun Hung Kai Properties Ltd.	21,000	311,607
Tencent Holdings Ltd.	29,600	637,951
Total China common stocks		4,436,927
Cyprus: 0.03%
Marfin Popular Bank Public Co., Ltd.	60,936	196,675

	Shares	Value
Denmark: 0.27%
FLSmidth & Co. A/S	7,978	$558,705
Jyske Bank A/S*	11,791	458,941
Novo Nordisk A/S, Class B	4,703	300,911
Vestas Wind Systems A/S*	5,966	365,043
Total Denmark common stocks		1,683,600
Finland: 0.51%
Nokia Oyj	148,202	1,902,593
Sampo Oyj, Class A	53,817	1,306,118
Total Finland common stocks		3,208,711
France: 1.75%
Alstom SA	5,107	354,827
AXA SA	21,526	509,095
BNP Paribas	41,362	3,264,025
Cie de Saint-Gobain	12,384	664,744
Compagnie Generale des Etablissements Michelin, Class B	7,350	563,785
Nexans SA	6,805	537,123
PPR	4,809	576,257
Remy Cointreau SA	7,989	405,039
Sanofi-Aventis SA	20,460	1,603,792
Soitec NPV*[1]	44,810	625,932
Societe Generale	15,805	1,093,587
Total SA ADR	3,400	217,736
Vallourec SA	3,728	678,070
Total France common stocks		11,094,012
Germany: 1.55%
Allianz SE	6,137	763,890
Daimler AG	19,898	1,063,091
Deutsche Post AG	123,888	2,383,756
E.ON AG	11,244	469,411
Fresenius Medical Care AG & Co. KGaA ADR	11,300	599,013
GEA Group AG	23,833	530,615
Henkel AG & Co KGaA, Preference shares	63,314	3,296,294
Sky Deutschland AG*[1]	120,011	389,170
United Internet AG*	21,811	288,439
Total Germany common stocks		9,783,679
Greece: 0.02%
National Bank of Greece SA*	4,349	110,895
Guernsey: 0.14%
Resolution Ltd.*	614,204	886,781
India: 0.12%
ICICI Bank Ltd. ADR	20,100	757,971

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2009 (unaudited)

	Shares	Value
Ireland: 0.97%
Accenture PLC, Class A2	8,600	$356,900
Covidien PLC[2]	90,300	4,324,467
CRH PLC	54,669	1,480,856
Total Ireland common stocks		6,162,223
Italy: 0.62%
ENI SpA	114,770	2,921,939
Intesa Sanpaolo SpA*	57,480	257,547
Saipem SpA	21,611	742,398
Total Italy common stocks		3,921,884
Japan: 1.60%
Advantest Corp.	41,100	1,067,831
Asahi Glass Co., Ltd.	73,000	683,852
Canon, Inc.	19,700	832,819
Fanuc Ltd.	6,700	623,002
Ibiden Co., Ltd.	6,700	238,613
JTEKT Corp.	33,500	428,095
Komatsu Ltd.	32,200	671,306
Mitsubishi Corp.	31,800	790,638
Mitsui Fudosan Co., Ltd.	30,000	503,784
Nomura Holdings, Inc.	118,000	869,609
Shin-Etsu Chemical Co., Ltd.	9,100	512,926
Sumco Corp.	29,300	515,360
Tokyu Land Corp.	124,000	455,183
Toshiba Corp.*	77,000	424,652
Toyoda Gosei Co., Ltd.	19,800	595,863
Toyota Motor Corp.	22,000	924,349
Total Japan common stocks		10,137,882
Luxembourg: 0.10%
ArcelorMittal	8,828	400,393
Evraz Group SA GDR*	8,150	226,745
Total Luxembourg common stocks		627,138
Netherlands: 2.09%
ASML Holding NV	15,859	539,412
ASML Holding NV, Class G	16,500	562,485
Heineken NV	55,310	2,620,782
Hunter Douglas NV	10,440	509,346
Koninklijke Philips Electronics NV	22,700	668,288
New World Resources NV, Class A	32,868	291,042
Ordina NV*	58,251	416,784
Qiagen NV*	20,500	457,560
Royal Dutch Shell PLC, Class B	153,408	4,470,327
STMicroelectronics NV1	64,921	582,681
TNT NV	53,799	1,646,725
Wolters Kluwer NV	21,038	461,115
Total Netherlands common stocks		13,226,547

	Shares	Value
Norway: 0.09%
Telenor ASA*	38,600	$541,432
Russia: 0.10%
Gazprom OAO ADR	26,673	664,893
Singapore: 0.05%
Golden Agri-Resources Ltd.*	797,000	286,960
South Korea: 0.10%
KB Financial Group, Inc. ADR	12,700	645,795
Spain: 0.92%
Banco Santander SA	207,215	3,404,520
Gestevision Telecinco SA1	32,804	478,817
Iberdrola SA1	27,134	258,301
Inditex SA	9,730	602,906
Telefonica SA	39,675	1,105,804
Total Spain common stocks		5,850,348
Sweden: 0.78%
Assa Abloy AB, Class B	152,506	2,920,357
Nordea Bank AB	197,569	2,001,426
Total Sweden common stocks		4,921,783
Switzerland: 3.18%
Alcon, Inc.	22,300	3,665,005
Credit Suisse Group AG	10,924	538,019
GAM Holding Ltd.	13,857	168,618
Givaudan SA	2,871	2,284,885
Nestle SA	111,906	5,436,707
Nobel Biocare Holding AG	46,207	1,546,449
Novartis AG	32,666	1,779,717
Roche Holding AG	10,395	1,804,178
Swatch Group AG	16,560	791,817
Xstrata PLC*	75,386	1,327,826
Zurich Financial Services AG	3,669	797,738
Total Switzerland common stocks		20,140,959
United Kingdom: 11.32%
3i Group PLC	69,214	312,887
Anglo American PLC*	73,381	3,175,843
Antofagasta PLC	44,109	699,389
Associated British Foods PLC	36,708	487,138
AstraZeneca PLC	22,521	1,058,196
Autonomy Corp. PLC*	24,687	601,918
Aviva PLC	42,209	267,321
BAE Systems PLC	49,125	283,099
Barclays PLC	341,656	1,505,567
BG Group PLC	56,875	1,018,505
BP PLC	510,904	4,941,043

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2009 (unaudited)

	Shares	Value
British Airways PLC*[1]	202,585	$604,357
British Sky Broadcasting Group PLC	42,821	385,740
Cadbury PLC	36,941	475,364
Carnival PLC*	21,044	718,622
Cattles PLC*[3,4]	404,007	0
Centrica PLC	265,344	1,198,383
Daily Mail & General Trust (Non-voting), Class A	74,254	496,513
DSG International PLC*	1,216,075	715,592
Electrocomponents PLC	105,409	272,839
Ensco International PLC[2]	11,200	447,328
F&C Asset Management PLC	71,659	87,183
Firstgroup PLC	171,421	1,169,450
GlaxoSmithKline PLC	254,118	5,383,021
HMV Group PLC	273,373	409,586
Home Retail Group PLC	125,935	574,063
HSBC Holdings PLC	372,639	4,252,678
IMI PLC	45,725	382,638
ITV PLC*	126,957	107,188
John Wood Group PLC	41,285	203,943
Kingfisher PLC	202,791	743,368
Ladbrokes PLC	155,444	342,046
Leaf Clean Energy Co.*	185,401	202,135
Lloyds Banking Group PLC*	1,220,796	980,048
Logica PLC	267,256	490,165
Monitise PLC*	638,621	177,983
Northern Foods PLC	244,121	263,312
Pearson PLC	164,067	2,358,566
Premier Farnell PLC	130,420	359,324
Prudential PLC	365,032	3,718,602
Psion PLC	125,564	196,561
Reckitt Benckiser Group PLC	14,013	759,194
Reed Elsevier PLC	200,839	1,649,242
Regus PLC	217,223	320,068
Rio Tinto PLC	48,714	2,625,506
Royal Bank of Scotland Group PLC*	608,143	285,247
Sage Group PLC	944,257	3,352,364
Stagecoach Group PLC	382,143	1,045,637
Standard Chartered PLC	119,212	2,985,375
STV Group PLC*	63,794	53,082
Taylor Wimpey PLC*	1,036,815	650,161
Tomkins PLC	84,846	261,942
Tullow Oil PLC	30,544	636,962
Unilever PLC	85,151	2,725,613
Vodafone Group PLC	3,437,149	7,959,404
William Hill PLC	400,438	1,192,507
Wolseley PLC*	135,444	2,709,563
Yule Catto & Co. PLC*	123,468	301,435
Total United Kingdom common stocks		71,580,806

	Shares	Value
United States: 40.20%
ACE Ltd.*[2]	24,800	$1,249,920
Activision Blizzard, Inc.*	31,400	348,854
Adobe Systems, Inc.*	42,300	1,555,794
Aflac, Inc.[2]	22,000	1,017,500
Air Products & Chemicals, Inc.	5,800	470,148
Allergan, Inc.[2]	86,800	5,469,268
Amazon.com, Inc.*	26,400	3,551,328
American Electric Power Co., Inc.[2]	63,500	2,209,165
American Tower Corp., Class A*	47,100	2,035,191
Amphenol Corp., Class A	37,400	1,727,132
Anadarko Petroleum Corp.[2]	13,500	842,670
AOL, Inc.*[2]	573	13,333
Apple, Inc.*[2]	34,400	7,253,584
Arch Coal, Inc.[2]	34,200	760,950
Artio Global Investors, Inc.*	42,100	1,073,129
AT&T, Inc.[2]	17,800	498,934
Atmel Corp. *	305,800	1,409,738
Autodesk, Inc.*[2]	52,300	1,328,943
Avon Products, Inc.[2]	12,200	384,300
Baker Hughes, Inc.[2]	22,900	926,992
Bank of New York Mellon Corp.[2]	37,900	1,060,063
Baxter International, Inc.[2]	11,000	645,480
Becton Dickinson and Co.[2]	6,400	504,704
BioMarin Pharmaceutical, Inc.*	34,700	652,707
BlackRock, Inc.	6,400	1,486,080
BorgWarner, Inc.[2]	38,100	1,265,682
Broadcom Corp., Class A*[2]	52,100	1,638,545
Bucyrus International, Inc.	22,400	1,262,688
C.R. Bard, Inc.	19,500	1,519,050
Carnival Corp.*[2]	40,300	1,277,107
CBS Corp., Class B2	43,500	611,175
Central European Distribution Corp.*	48,000	1,363,680
Cephalon, Inc.*[2]	3,400	212,194
Cisco Systems, Inc.*	126,200	3,021,228
City National Corp.[2]	20,900	953,040
CME Group, Inc.	8,000	2,687,600
Coach, Inc.[2]	27,600	1,008,228
Coca-Cola Co.[2]	5,700	324,900
Cognizant Technology Solutions Corp., Class A*	48,600	2,201,580
Colgate-Palmolive Co.	18,600	1,527,990
Comcast Corp., Class A2	56,500	952,590
Concur Technologies, Inc.*	27,300	1,167,075
ConocoPhillips[2]	7,400	377,918
Constellation Brands, Inc., Class A*[2]	75,700	1,205,901
Continental Resources, Inc.*[1]	42,300	1,814,247
Crown Holdings, Inc.*[2]	17,400	445,092
Danaher Corp.[2]	28,300	2,128,160
DaVita, Inc.*[2]	33,600	1,973,664
Dean Foods Co.*[2]	58,200	1,049,928

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2009 (unaudited)

	Shares	Value
DeVry, Inc.	24,000	$1,361,520
Dick's Sporting Goods, Inc.*	27,900	693,873
Digital Realty Trust, Inc., REIT	13,000	653,640
Discover Financial Services[2]	68,300	1,004,693
Dolby Laboratories, Inc., Class A*[2]	16,200	773,226
Dollar General Corp.*	18,800	421,684
Dr. Pepper Snapple Group, Inc.[2]	12,800	362,240
Dynegy, Inc., Class A*[2]	250,900	454,129
Ecolab, Inc.	24,700	1,101,126
EnergySolutions, Inc.	105,700	897,393
EOG Resources, Inc.[2]	25,700	2,500,610
Estee Lauder Cos., Inc., Class A2	30,700	1,484,652
Exelon Corp.[2]	65,400	3,196,098
Express Scripts, Inc.*	48,200	4,166,890
F5 Networks, Inc.*	7,600	402,648
FedEx Corp.[2]	40,400	3,371,380
Fidelity National Information Services, Inc.[2]	29,000	679,760
FirstEnergy Corp.[2]	16,500	766,425
Flowers Foods, Inc.	19,800	470,448
Fortune Brands, Inc.[2]	46,000	1,987,200
GameStop Corp., Class A*	31,200	684,528
General Dynamics Corp.[2]	46,800	3,190,356
General Electric Co.[2]	38,500	582,505
Genzyme Corp.*[2]	41,700	2,043,717
Gilead Sciences, Inc.*[2]	5,600	242,368
Google, Inc., Class A*	7,600	4,711,848
Henry Schein, Inc.*	12,000	631,200
Hess Corp.[2]	6,100	369,050
Hewlett-Packard Co.[2]	16,400	844,764
Home Depot, Inc.[2]	35,700	1,032,801
Illinois Tool Works, Inc.[2]	63,900	3,066,561
Immucor, Inc.*	39,500	799,480
IntercontinentalExchange, Inc.*	20,000	2,246,000
International Game Technology	116,300	2,182,951
Interpublic Group of Cos., Inc.*[2]	73,000	538,740
Intersil Corp., Class A2	56,900	872,846
Intuit, Inc.*[2]	65,300	2,005,363
JB Hunt Transport Services, Inc.[2]	17,700	571,179
Johnson & Johnson[2]	18,800	1,210,908
Joy Global, Inc.	8,900	459,151
JPMorgan Chase & Co.[2]	7,500	312,525
Kellogg Co.	29,600	1,574,720
Kimberly-Clark Corp.[2]	5,100	324,921
KLA-Tencor Corp.[2]	14,600	527,936
Kroger Co.[2]	64,400	1,322,132
L-3 Communications Holdings, Inc.[2]	7,900	686,905
LKQ Corp.*	36,400	713,076
Lowe's Cos., Inc.[2]	41,700	975,363
Marathon Oil Corp.[2]	14,600	455,812
Marvell Technology Group Ltd.*[2]	44,400	921,300
Masco Corp.[2]	49,500	683,595

	Shares	Value
MasterCard, Inc., Class A	14,200	$3,634,916
McDonald's Corp.	43,700	2,728,628
McKesson Corp.[2]	10,700	668,750
MDU Resources Group, Inc.[2]	62,800	1,482,080
Mead Johnson Nutrition Co., Class A2	6,500	284,050
Medco Health Solutions, Inc.*[2]	36,300	2,319,933
Medtronic, Inc.[2]	14,300	628,914
MEMC Electronic Materials, Inc.*[2]	20,000	272,400
Merck & Co., Inc.[2]	21,700	792,918
MICROS Systems, Inc.*	17,200	533,716
Microsoft Corp.[2]	73,300	2,234,917
Millipore Corp.*[2]	8,800	636,680
Monsanto Co.[2]	36,800	3,008,400
Monster Worldwide, Inc.*	68,700	1,195,380
Morgan Stanley[2]	19,700	583,120
MSC Industrial Direct Co., Class A	32,800	1,541,600
MSCI, Inc., Class A*	40,200	1,278,360
National Oilwell Varco, Inc.	9,900	436,491
National Semiconductor Corp.[2]	42,700	655,872
NetApp, Inc.*	48,700	1,674,793
NetFlix, Inc.*[1]	5,700	314,298
Newfield Exploration Co.*	25,700	1,239,511
NiSource, Inc.[2]	88,100	1,354,978
Noble Corp.[2]	11,400	463,980
Northrop Grumman Corp.[2]	28,500	1,591,725
Omnicom Group, Inc.[2]	34,500	1,350,675
Oracle Corp.	62,800	1,541,112
O'Reilly Automotive, Inc.*	33,600	1,280,832
PACCAR, Inc.[2]	52,900	1,918,683
Pall Corp.[2]	27,900	1,009,980
Parker Hannifin Corp.	21,300	1,147,644
Peabody Energy Corp.[2]	11,100	501,831
Pepco Holdings, Inc.[2]	82,500	1,390,125
PepsiCo, Inc.[2]	11,300	687,040
Pfizer, Inc.[2]	89,600	1,629,824
Philip Morris International, Inc.[2]	15,900	766,221
Praxair, Inc.	28,700	2,304,897
Priceline.com, Inc.*	7,000	1,529,500
Principal Financial Group, Inc.[2]	21,700	521,668
Procter & Gamble Co.[2]	11,500	697,245
Pulte Homes, Inc.*[2]	19,800	198,000
QUALCOMM, Inc.[2]	90,700	4,195,782
Quanta Services, Inc.*	48,800	1,016,992
Red Hat, Inc.*	8,300	256,470
Regal-Beloit Corp.	51,700	2,685,298
Ryder System, Inc.[2]	26,500	1,091,005
Salesforce.com, Inc.*	25,300	1,866,381
SBA Communications Corp., Class A*	23,700	809,592
Schlumberger Ltd.	9,600	624,864
Scotts Miracle-Gro Co., Class A	27,600	1,084,956
Sempra Energy[2]	44,900	2,513,502
Sherwin-Williams Co.	28,000	1,726,200

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2009 (unaudited)

	Shares		Value
SolarWinds, Inc.*		33,100	$761,631
Solera Holdings, Inc.		44,300	1,595,243
Southwest Airlines Co.[2]		161,900	1,850,517
Southwestern Energy Co.*		79,900	3,851,180
Sprint Nextel Corp.*[2]		156,700	573,522
SPX Corp.		17,200	940,840
STEC, Inc.*[1]		48,300	789,222
Strayer Education, Inc.[1]		6,600	1,402,434
Suncor Energy, Inc.		27,000	953,370
Sunoco, Inc.[2]		17,300	451,530
SUPERVALU, Inc.[2]		18,200	231,322
Sysco Corp.[2]		120,900	3,377,946
Talecris Biotherapeutics Holdings Corp.*		98,720	2,198,494
Target Corp.[2]		41,300	1,997,681
TD Ameritrade Holding Corp.*		78,500	1,521,330
Teradata Corp.*		35,500	1,115,765
Tetra Tech, Inc.*		55,300	1,502,501
Thermo Fisher Scientific, Inc.*		18,700	891,803
Time Warner Cable, Inc.		35,802	1,481,845
Time Warner, Inc.[2]		6,300	183,582
TreeHouse Foods, Inc.*		21,600	839,376
Tupperware Brands Corp.[2]		16,600	773,062
Ultra Petroleum Corp.*[2]		36,000	1,794,960
Union Pacific Corp.		41,700	2,664,630
United Technologies Corp.		19,400	1,346,554
UnitedHealth Group, Inc.[2]		10,900	332,232
Urban Outfitters, Inc.*		34,100	1,193,159
Valero Energy Corp.[2]		15,300	256,275
Verisk Analytics, Inc., Class A*		56,300	1,704,764
Viacom, Inc., Class B*[2]		12,400	368,652
Visa, Inc., Class A		46,200	4,040,652
VMware, Inc., Class A*[2]		39,600	1,678,248
Wal-Mart Stores, Inc.		20,600	1,101,070
WellPoint, Inc.*[2]		13,300	775,257
Wells Fargo & Co.[2]		32,600	879,874
Williams Cos., Inc.[2]		12,300	259,284
WMS Industries, Inc.*		71,500	2,860,000
Zimmer Holdings, Inc.*		31,400	1,856,054
Total United States common stocks			254,297,995
Total common stocks (cost $355,027,608)			438,382,681
Bonds: 9.05%
Corporate bonds: 3.90%
Australia: 0.17%
	Face amount
Commonwealth Bank of Australia, 6.500%, due 07/14/14	AUD	250,000	222,181

	Face amount		Value
Leighton Finance Ltd., 9.500%, due 07/28/14	AUD	250,000	$225,751
Rio Tinto Finance USA Ltd., 9.000%, due 05/01/19		$300,000	379,676
Wesfarmers Ltd., 8.250%, due 09/11/14	AUD	250,000	230,440
Total Australia corporate bonds			1,058,048
Bermuda: 0.08%
Noble Group Ltd., 6.750%, due 01/29/20[5]		$500,000	513,125
Canada: 0.15%
Citigroup Finance Canada, Inc., 6.750%, due 09/22/14	CAD	500,000	510,819
Shaw Communications, Inc., 5.650%, due 10/01/19		150,000	144,901
Teck Resources Ltd., 10.250%, due 05/15/16		$250,000	291,250
Total Canada corporate bonds			946,970
Cayman Islands: 0.06%
Principal Financial Global Funding II LLC, 4.500%, due 01/26/17	EUR	300,000	375,368
France: 0.04%
Credit Agricole SA, 6.637%, due 05/31/17[5,6,7]		$300,000	243,000
Luxembourg: 0.13%
ArcelorMittal, 9.000%, due 02/15/15		300,000	354,329
GAZ Capital SA, 6.580%, due 10/31/13	GBP	300,000	482,137
Total Luxembourg corporate bonds			836,466
United Kingdom: 0.25%
Anglo American Capital PLC, 9.375%, due 04/08/14[5]		$270,000	323,983
Barclays Bank PLC, 6.750%, due 05/22/19		175,000	195,201
Tesco PLC, 5.125%, due 04/10/47	EUR	300,000	377,692
Virgin Media Finance plc, 9.125%, due 08/15/16		$275,000	289,781
WPP PLC, 6.625%, due 05/12/16	EUR	240,000	372,278
Total United Kingdom corporate bonds			1,558,935

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2009 (unaudited)

	Face amount		Value
United States: 3.02%
Aetna, Inc., 6.625%, due 06/15/36		$270,000	$276,857
AK Steel Corp., 7.750%, due 06/15/12		250,000	252,500
Allied Waste North America, Inc., 6.875%, due 06/01/17		300,000	318,375
Altria Group, Inc., 9.250%, due 08/06/19		270,000	329,030
American General Finance Corp., 4.000%, due 03/15/11		600,000	542,467
Anheuser-Busch InBev Worldwide, Inc., 6.875%, due 11/15/19[5]		250,000	279,096
Axcan Intermediate Holdings, Inc., 12.750%, due 03/01/16		600,000	670,500
Bank of America Corp., 5.750%, due 12/01/17		500,000	512,009
Biomet, Inc., 10.375%, due 10/15/17[8]		250,000	271,250
Boise Cascade LLC, 7.125%, due 10/15/14		1,390,000	1,252,738
Cellu Tissue Holdings, Inc., 11.500%, due 06/01/14		300,000	333,000
Chesapeake Energy Corp., 9.500%, due 02/15/15		250,000	274,375
Citigroup, Inc., 4.750%, due 05/31/17[6]	EUR	900,000	1,118,311
Comcast Corp., 7.050%, due 03/15/33		$300,000	327,550
ConocoPhillips Holding Co., 6.950%, due 04/15/29		300,000	340,063
DirecTV Financing Co., Inc., 7.625%, due 05/15/16		300,000	327,750
DISH DBS Corp., 6.625%, due 10/01/14		250,000	252,187
Ferrell Gas Partners-LP, 8.750%, due 06/15/12		250,000	253,125
FireKeepers Development Authority, 13.875%, due 05/01/15[5]		300,000	340,500
FirstEnergy Solutions Corp., 6.800%, due 08/15/39		280,000	282,799
Ford Motor Credit Co. LLC, 9.750%, due 09/15/10		250,000	257,962
9.875%, due 08/10/11		750,000	785,267
Fortune Brands, Inc., 5.375%, due 01/15/16		250,000	248,837
Frontier Communications Corp., 8.250%, due 05/01/14		250,000	260,625

	Face amount	Value
HSBC Finance Corp., 6.375%, due 11/27/12	$350,000	$381,162
Kinder Morgan Energy Partners LP, 9.000%, due 02/01/19	300,000	369,150
Merrill Lynch & Co., Inc., 6.400%, due 08/28/17	600,000	631,427
Momentive Performance Materials, Inc., 11.500%, due 12/01/16	530,000	469,050
Morgan Stanley, 6.250%, due 08/28/17	500,000	521,792
Nisource Finance Corp., 10.750%, due 03/15/16	250,000	308,046
NuStar Logistics LP, 7.650%, due 04/15/18	330,000	361,907
Pacific Bell Telephone Co., 6.625%, due 10/15/34	300,000	297,254
Plains All American Pipeline LP, 8.750%, due 05/01/19	275,000	324,251
Prudential Financial, Inc., 6.000%, due 12/01/17	300,000	309,512
Reynolds American, Inc., 6.750%, due 06/15/17	300,000	310,682
Ryerson, Inc., 12.000%, due 11/01/15	500,000	522,500
Teachers Insurance & Annuity Association of America, 6.850%, due 12/16/39[5]	200,000	206,748
Tennessee Valley Authority, 5.250%, due 09/15/39	600,000	594,513
5.880%, due 04/01/36	1,200,000	1,281,773
Time Warner Cable, Inc., 8.250%, due 04/01/19	250,000	297,774
Tyson Foods, Inc., 7.850%, due 04/01/16	250,000	256,250
Valero Energy Corp., 6.625%, due 06/15/37	450,000	422,249
Verizon Global Funding Corp., 7.750%, due 12/01/30	300,000	352,433
Wachovia Capital Trust III, 5.800%, due 03/15/11[6,7]	300,000	229,500
Wells Fargo Capital XIII, 7.700%, due 03/26/13[6,7]	300,000	291,000
Yankee Acquisition Corp., 8.500%, due 02/15/15	300,000	297,750
Total United States corporate bonds		19,143,896
Total corporate bonds (cost $23,633,535)		24,675,808

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2009 (unaudited)

	Face amount	Value
Asset-backed securities: 0.86%
Cayman Islands: 0.12%
Commercial Industrial Finance Corp., Series 2007-1A, Class A1LB, 0.614%, due 05/10/21[3,5,6,9]	$1,000,000	$734,700
United States: 0.74%
Ameriquest Mortgage Securities, Inc., Series 2005-R6, Class A2, 0.431%, due 08/25/35[6]	110,664	97,596
Citibank Credit Card Issuance Trust, Series 2004-C1, Class C1, 0.883%, due 07/15/13[6]	300,000	288,835
Series 2008-C6, Class C6, 6.300%, due 06/20/14	200,000	206,483
Countrywide Asset-Backed Certificates, Series 2006-20, Class 2A1, 0.281%, due 04/25/47[6]	74,868	72,611
Series 2005-7, Class 3AV3, 0.641%, due 11/25/35[6]	140,949	137,510
First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF15, Class A3, 0.281%, due 11/25/36[6]	126,577	123,390
Home Equity Asset Trust, Series 2006-3, Class 2A3, 0.411%, due 07/25/36[6]	449,099	413,142
Home Equity Mortgage Trust, Series 2006-6, Class 2A1, 0.331%, due 03/25/37[6]	2,606,262	103,836
JP Morgan Mortgage Acquisition Corp., Series 2006-CH1, Class A2, 0.281%, due 07/25/36[6]	16,924	16,522
MBNA Credit Card Master Note Trust, Series 2006-B1, Class B1, 0.453%, due 07/15/15[6]	275,000	253,468
Series 2004-B1, Class B1, 4.450%, due 08/15/16	325,000	309,465
Series 2002-C1, Class C1, 6.800%, due 07/15/14	550,000	564,232
MBNA Master Credit Card Trust, Series 2000-H, Class C, 1.433%, due 01/15/13[5,6]	325,000	321,900
Series 2001-B, Class C, 7.250%, due 08/15/13[5]	300,000	308,446

	Face amount	Value
Merrill Lynch Mortgage Investors, Inc., Series 2004-SL2, Class B4, 7.356%, due 06/25/35[3,5,6,9]	$113,122	$1,131
Morgan Stanley ABS Capital I, Series 2006-HE6, Class A2A, 0.271%, due 09/25/36[6]	7,301	7,242
Nomura Asset Acceptance Corp., Series 2006-S4, Class A1, 0.401%, due 08/25/36[6]	1,391,621	199,909
Popular ABS Mortgage Pass-Through Trust, Series 2006-E, Class A1, 0.321%, due 01/25/37[6]	33,672	31,974
Renaissance Home Equity Loan Trust, Series 2006-4, Class AV1, 0.301%, due 01/25/37[6]	224,920	218,235
Series 2005-3, Class AF3, 4.814%, due 11/25/35[10]	65,056	61,991
Residential Asset Securities Corp., Series 2006-KS2, Class A3, 0.421%, due 03/25/36[6]	465,792	406,393
Series 2005-KS11, Class AI3, 0.431%, due 12/25/35[6]	63,907	59,082
SACO I Trust, Series 2006-3, Class A1, 0.411%, due 04/25/36[6]	2,177,912	364,042
Saxon Asset Securities Trust, Series 2005-3, Class A2C, 0.511%, due 11/25/35[6]	81,710	80,421
Soundview Home Equity Loan Trust, Series 2006-OPT3, Class 2A2, 0.341%, due 06/25/36[6]	26,555	25,719
Structured Asset Investment Loan Trust, Series 2006-BNC3, Class A2, 0.271%, due 09/25/36[6]	46,327	45,960
Total United States asset-backed securities		4,719,535
Total asset-backed securities (cost $9,338,551)		5,454,235
Collateralized debt obligations: 1.35%
Cayman Islands: 0.42%
Avenue CLO Fund Ltd., Series 2007-5I, Class SUB, due 04/25/19[3,11]	2,200,000	88,000
Babson CLO Ltd., Series 2007-1A, Class INC, due 01/18/21[3,5,9,11]	1,500,000	360,000

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2009 (unaudited)

	Face amount		Value
Callidus Debt Partners Fund Ltd., Series 5A, Class INC, due 11/20/20[3,5,9,11]		$2,000,000	$660,000
Emerson Place CLO Ltd., Series 2006-1A, Class SUB, due 01/15/19[3,5,9,11]		2,750,000	825,000
FM Leveraged Capital Fund II, due 11/20/20[3,5,6,9,11]		5,300,000	371,000
Harbourview CLO VI Ltd., Series 6A, Class SUB, due 12/27/19[3,5,9,11]		1,200,000	264,000
LNR CDO Ltd., Series 2006-1A, Class FFX, 7.592%, due 05/28/43[3,5,9]		8,000,000	79,375
Total Cayman Islands collateralized debt obligations			2,647,375
Ireland: 0.09%
Avoca CLO I BV, Series VI-A, Class M, due 01/16/23[3,5,9,11]	EUR	2,000,000	516,078
Eurocredit CDO BV, Series VI-X, Class SUB, due 01/16/22[3,6,11]		4,500,000	64,510
Total Ireland collateralized debt obligations			580,588
Luxembourg: 0.01%
Ashwell Rated SA, due 12/22/77[3,4,5,6,9,11]	GBP	1,950,000	32
Series II due 12/22/77[3,4,5,6,9,11]		1,400,000	22,613
GSC European CDO SA, Series I-RA, Class SUB, due 12/15/22[3,5,6,9,11]	EUR	2,400,000	34,405
Total Luxembourg collateralized debt obligations			57,050
Netherlands: 0.54%
Ares Euro CLO BV, Series 2007-1A, Class G1, 13.138%, due 05/15/24[3,5,6,9]	EUR	1,400,000	280,976
Cadogan Square CLO BV, Series 3A, Class M, 8.720%, due 01/17/23[3,5,6,9]		2,000,000	229,368
Grosvenor Place CLO BV, Series II-A, Class SUB, 7.500%, due 03/28/23[3,5,9]		3,250,000	465,903
Harbourmaster CLO Ltd., Series 7A, Class C, 12.000%, due 09/22/22[3,5,9,12]		3,000,000	344,052
Highlander Euro CDO, Series 2006-2CA, Class F1, due 12/14/22[3,5,9,11,12]		3,000,000	430,065

	Face amount		Value
Prospero CLO I BV, Series I-A, Class A2, 0.778%, due 03/20/17[3,5,6,9]	EUR	1,000,000	$758,400
Queen Street CLO, Series 2006-1A, Class F, due 04/15/23[3,5,9,11,12]		1,900,000	599,224
Regent's Park CDO BV, Series 1A, Class F, 6.465%, due 01/26/23[3,5,6,9]		2,000,000	286,710
Total Netherlands collateralized debt obligations			3,394,698
United States: 0.29%
Cent CDO Ltd., Series 2006-12A, Class INC, due 11/18/20[3,11,12]		$2,000,000	660,000
OHA Park Avenue CLO Ltd., Series 2007-1A, Class SUB, due 03/14/22[3,5,9,11]		2,400,000	720,000
Shasta CLO I Ltd., due 04/20/21[3,5,6,9,11]		6,000,000	480,000
Total United States collateralized debt obligations			1,860,000
Total collateralized debt obligations (cost $72,470,630)			8,539,711
Commercial mortgage-backed securities: 1.38%
United States: 1.38%
Banc of America Commercial Mortgage, Inc., Series 2004-4, Class A3, 4.128%, due 07/10/42		309,835	309,944
Series 2006-6, Class A2, 5.309%, due 10/10/45		325,000	326,419
Series 2006-6, Class A4, 5.356%, due 10/10/45		800,000	717,181
Series 2007-3, Class A2, 5.658%, due 06/10/49[6]		600,000	610,468
Banc of America Large Loan, Inc., Series 2005-MIB1, Class A2, 0.443%, due 03/15/22[5,6]		1,595,860	1,382,130
Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A4, 5.431%, due 10/15/49		500,000	464,317
Series 2007-C6, Class AM, 5.700%, due 12/10/49[6]		650,000	468,555
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD2, Class A4, 5.363%, due 01/15/46[6]		550,000	525,727
Series 2006-CD3, Class A2, 5.560%, due 10/15/48		400,000	408,598

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2009 (unaudited)

	Face amount	Value
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A2, 5.381%, due 03/10/39	$700,000	$709,134
Series 2007-GG9, Class AM, 5.475%, due 03/10/39	1,200,000	895,305
GS Mortgage Securities Corp. II, Series 2007-GKK1, Class A1, 5.580%, due 12/20/49[3,5,6,9]	475,000	137,824
Series 2007-GG10, Class A4, 5.805%, due 08/10/45[6]	1,500,000	1,287,967
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class AM, 5.466%, due 01/15/45[6]	600,000	476,062
Total commercial mortgage-backed securities (cost $8,106,773)		8,719,631
Mortgage & agency debt securities: 0.91%
United States: 0.91%
Adjustable Rate Mortgage Trust, Series 2005-4, Class CB4, 4.828%, due 08/25/35[5,6]	895,103	2,238
American Home Mortgage Investment Trust, Series 2006-3, Class 4A, 0.421%, due 11/25/35[6]	2,883,520	1,198,132
Banc of America Alternative Loan Trust, Series 2006-9, Class B2, 6.250%, due 01/25/37	853,807	7,940
Citigroup Mortgage Loan Trust, Inc., Series 2005-WF2, Class AV2, 0.471%, due 08/25/35[6]	72,879	67,885
Countrywide Alternative Loan Trust, Series 2006-45T1, Class M1, 6.000%, due 02/25/37	636,108	17,824
Series 2006-26CB, Class M1, 6.500%, due 09/25/36	1,213,240	19,993
Credit Suisse Mortgage Capital Certificates, Series 2006-4, Class CB1, 5.722%, due 05/25/36[6]	677,995	13,560
Series 2006-7, Class B1, 6.083%, due 08/25/36[6]	686,303	5,147
Federal Home Loan Bank of Chicago,† 5.625%, due 06/13/16	1,300,000	1,310,653
Federal National Mortgage Association,† 5.976%, due 10/09/19[12]	4,700,000	2,552,100

	Face amount	Value
GSR Mortgage Loan Trust, Series 2006-5F, Class B1, 6.142%, due 06/25/36[6]	$960,232	$53,582
Harborview Mortgage Loan Trust, Series 2005-3, Class 2A1A, 0.473%, due 06/19/35[6]	270,716	155,991
Residential Accredit Loans, Inc., Series 2006-QS5, Class M1, 6.000%, due 05/25/36	555,513	3,405
Residential Funding Mortgage Securities I, Series 2006-SA4, Class M1, 6.103%, due 11/25/36[6]	391,016	489
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-7, Class B11, 4.484%, due 04/25/35[6]	1,684,272	71,581
Series 2007-1, Class B1II, 6.218%, due 02/25/37[6]	1,981,514	25,165
Series 2006-7, Class B1II, 6.360%, due 08/25/36[6]	1,393,883	114,826
WaMu Mortgage Pass-Through Certificates, Series 2006-AR16, Class 3B1, 5.673%, due 12/25/36[6]	1,297,334	45,913
Wells Fargo Mortgage Backed Securities Trust, Series 2006-18, Class B1, 6.000%, due 12/26/36	1,265,398	77,835
Series 2006-AR12, Class 2B1, 6.100%, due 09/25/36[6]	372,686	3,727
Total mortgage & agency debt securities (cost $8,662,809)		5,747,986
Municipal bonds: 0.31%
United States: 0.31%
State of California General Obligation Bonds, 7.300%, due 10/01/39	1,425,000	1,346,739
7.550%, due 04/01/39	600,000	589,488
Total municipal bonds (cost $1,976,343)		1,936,227
US government obligation: 0.34%
United States: 0.34%
US Treasury Bonds, PO, 4.793%, due 08/15/29[12] (cost $2,171,355)	5,500,000	2,135,045
Total bonds (cost $126,359,996)		57,208,643

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2009 (unaudited)

	Shares	Value
Investment companies: 21.08%
UBS Global Aggregate Bond Relationship Fund*[13]	3,500,000	$35,381,150
UBS Opportunistic Emerging Markets Debt Relationship Fund*[13]	1,294,694	17,971,779
UBS U.S. Equity Alpha Relationship Fund*[13]	7,735,887	80,020,016
Total investment companies (cost $114,465,354)		133,372,945
Options purchased: 0.92%
Call options: 0.33%
	Number of contracts
10 Year US Treasury Notes, strike @ USD 115.00, expires January 2010*	102	105,187
2 Year Euro-Dollar Mid Curve, strike @ USD 96.88, expires March 2010*	510	286,875
30 Day Fed Fund Futures, strike @ USD 99.56, expires February 2010*	300	350,028
30 Year US Treasury Bond, strike @ USD 120.00, expires January 2010*	68	8,500
90 Day Euro-Dollar Futures, strike @ USD 99.50, expires January 2010*	680	259,250
90 Day Euro-Dollar Futures, strike @ USD 99.00, expires March 2010*	300	489,375
90 Day Euro-Dollar Futures, strike @ USD 99.50, expires March 2010*	220	97,625
90 Day Euro-Dollar Futures, strike @ USD 99.50, expires June 2010*	1,260	307,125
90 Day Euro-Dollar Futures, strike @ USD 99.75, expires June 2010*	1,260	15,750
3 Month Sterling Futures, strike @ GBP 99.25, expires March 2010*	600	169,596
3 Month Sterling Futures, strike @ GBP 99.50, expires March 2010*	600	12,114
Put options: 0.59%
10 Year US Treasury Notes, strike @ USD 115.00, expires January 2010*	102	58,969

	Number of contracts	Value
10 Year US Treasury Notes, strike @ USD 112.50, expires February 2010*	600	$168,750
10 Year US Treasury Notes, strike @ USD 117.50, expires February 2010*	600	1,453,125
2 Year Euro-Dollar Mid Curve, strike @ USD 96.88, expires March 2010*	510	452,625
2 Year US Treasury Notes, strike @ USD 107.25, expires January 2010*	340	15,938
2 Year US Treasury Notes, strike @ USD 108.25, expires January 2010*	340	180,625
2 Year US Treasury Notes, strike @ USD 109.00, expires February 2010*	270	485,156
30 Day Fed Fund Futures, strike @ USD 99.69, expires March 2010*	204	12,751
5 Year US Treasury Notes, strike @ USD 114.50, expires January 2010*	340	207,188
90 Day Euro-Dollar Futures, strike @ USD 99.50, expires January 2010*	680	12,750
90 Day Euro-Dollar Futures, strike @ USD 99.13, expires March 2010*	111	2,775
90 Day Euro-Dollar Futures, strike @ USD 96.00, expires March 2011*	161	64,400
90 Day Euro-Dollar Futures, strike @ USD 95.00, expires June 2011*	144	61,200
90 Day Euro-Dollar Futures, strike @ USD 96.00, expires September 2011*	528	547,800
Total options purchased (cost $4,292,452)		5,825,477
Investment of cash collateral from securities loaned: 0.65%
	Shares
UBS Private Money Market Fund LLC, 0.134%[13,14] (cost $4,099,446)	4,099,446	4,099,446
Total investments before investments sold short: 101.00% (cost $604,244,856)		638,889,192

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2009 (unaudited)

	Shares	Value
Investments sold short: (18.43)%
Common stocks: (18.43)%
Ireland: (0.08)%
Ingersoll-Rand PLC	(13,300)	$(475,342)
United States: (18.35)%
3M Co.	(8,000)	(661,360)
Adobe Systems, Inc.	(28,900)	(1,062,942)
Advanced Micro Devices, Inc.	(114,200)	(1,105,456)
Akamai Technologies, Inc.	(9,800)	(248,234)
Alliant Energy Corp.	(72,100)	(2,181,746)
Altera Corp.	(45,900)	(1,038,717)
Amedisys, Inc.	(12,000)	(582,720)
American Water Works Co., Inc.	(36,200)	(811,242)
Aqua America, Inc.	(34,900)	(611,099)
Archer-Daniels-Midland Co. NPV	(16,500)	(516,615)
AutoZone, Inc.	(1,800)	(284,526)
Beckman Coulter, Inc.	(4,800)	(314,112)
Best Buy Co., Inc.	(30,200)	(1,191,692)
BMC Software, Inc.	(69,100)	(2,770,910)
Boston Scientific Corp.	(95,300)	(857,700)
Bristol-Myers Squibb Co.	(45,000)	(1,136,250)
Brown-Forman Corp., Class B	(27,500)	(1,473,175)
Bucyrus International, Inc.	(6,700)	(377,679)
Bunge Ltd.	(5,000)	(319,150)
C.H. Robinson Worldwide, Inc.	(36,000)	(2,114,280)
Calpine Corp.	(35,000)	(385,000)
Campbell Soup Co.	(23,100)	(780,780)
Cardinal Health, Inc.	(20,500)	(660,920)
CareFusion Corp.	(28,200)	(705,282)
Caterpillar, Inc.	(18,300)	(1,042,917)
Celgene Corp.	(11,900)	(662,592)
CenterPoint Energy, Inc.	(22,600)	(327,926)
CenturyTel, Inc.	(12,600)	(456,246)
Charles River Laboratories International, Inc.	(28,600)	(963,534)
Charles Schwab Corp.	(28,800)	(542,016)
Chesapeake Energy Corp.	(21,200)	(548,656)
Chevron Corp.	(10,200)	(785,298)
Chubb Corp.	(7,100)	(349,178)
Cisco Systems, Inc.	(34,000)	(813,960)
Clorox Co.	(22,200)	(1,354,200)
CME Group, Inc.	(700)	(235,165)
Coca-Cola Enterprises, Inc.	(17,900)	(379,480)
Cognizant Technology Solutions Corp., Class A	(9,300)	(421,290)
Colgate-Palmolive Co.	(17,200)	(1,412,980)
Computer Sciences Corp.	(5,300)	(304,909)
Compuware Corp.	(31,400)	(227,022)
CONSOL Energy, Inc.	(11,700)	(582,660)
Consolidated Edison, Inc.	(38,100)	(1,730,883)
Continental Airlines, Inc., Class B	(39,100)	(700,672)

	Shares	Value
Corning, Inc.	(42,300)	$(816,813)
Covance, Inc.	(13,700)	(747,609)
CSX Corp.	(10,900)	(528,541)
Cummins, Inc.	(34,700)	(1,591,342)
Deere & Co.	(7,500)	(405,675)
Delta Air Lines, Inc.	(76,800)	(873,984)
Devon Energy Corp.	(23,000)	(1,690,500)
DISH Network Corp., Class A	(37,686)	(782,738)
Dollar Tree, Inc.	(8,200)	(396,060)
DreamWorks Animation SKG, Inc., Class A	(16,500)	(659,175)
Duke Energy Corp.	(23,400)	(402,714)
Eli Lilly & Co.	(50,100)	(1,789,071)
EMC Corp.	(67,100)	(1,172,237)
Emerson Electric Co.	(24,900)	(1,060,740)
EQT Corp.	(42,300)	(1,857,816)
Expeditors International Washington, Inc.	(54,400)	(1,889,312)
Express Scripts, Inc.	(9,200)	(795,340)
Exxon Mobil Corp.	(14,900)	(1,016,031)
Flextronics International Ltd.	(36,700)	(268,277)
Flowers Foods, Inc.	(32,500)	(772,200)
Forest Laboratories, Inc.	(68,600)	(2,202,746)
Freeport-McMoRan Copper & Gold, Inc.	(5,800)	(465,682)
Gap, Inc.	(70,700)	(1,481,165)
General Mills, Inc.	(24,900)	(1,763,169)
Genoptix, Inc.	(32,700)	(1,161,831)
Goldman Sachs Group, Inc.	(5,100)	(861,084)
Goodrich Corp.	(25,400)	(1,631,950)
Hasbro, Inc.	(8,900)	(285,334)
Hershey Co.	(30,900)	(1,105,911)
Honeywell International, Inc.	(16,500)	(646,800)
Hormell Foods Corp.	(11,500)	(442,175)
Hospira, Inc.	(9,800)	(499,800)
Hudson City Bancorp, Inc.	(28,700)	(394,051)
Integrys Energy Group, Inc.	(5,800)	(243,542)
Intel Corp.	(40,800)	(832,320)
International Business Machines Corp.	(5,100)	(667,590)
Intuitive Surgical, Inc.	(2,800)	(849,296)
ITT Corp.	(26,400)	(1,313,136)
Jabil Circuit, Inc.	(26,000)	(451,620)
Joy Global, Inc.	(11,600)	(598,444)
Kellogg Co.	(24,400)	(1,298,080)
Kohl's Corp.	(18,500)	(997,705)
Lamar Advertising Co., Class A	(47,300)	(1,470,557)
Linear Technology Corp.	(12,800)	(390,912)
McAfee, Inc.	(9,900)	(401,643)
McDonald's Corp.	(18,300)	(1,142,652)
MetLife, Inc.	(8,400)	(296,940)
Microchip Technology, Inc.	(14,100)	(409,746)

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2009 (unaudited)

	Shares	Value
Micron Technology, Inc.	(26,200)	$(276,672)
Motorola, Inc.	(30,300)	(235,128)
Mylan, Inc.	(26,600)	(490,238)
NetFlix, Inc.	(6,700)	(369,438)
Northern Trust Corp.	(2,500)	(131,000)
Novell, Inc.	(130,300)	(540,745)
NSTAR	(41,300)	(1,519,840)
Occidental Petroleum Corp.	(16,600)	(1,350,410)
O'Reilly Automotive, Inc.	(7,300)	(278,276)
Parker Hannifin Corp.	(18,300)	(986,004)
Paychex, Inc.	(9,100)	(278,824)
People's United Financial, Inc.	(12,300)	(205,410)
Pioneer Natural Resources Co.	(11,900)	(573,223)
PNC Financial Services Group, Inc.	(17,000)	(897,430)
Prudential Financial, Inc.	(20,800)	(1,035,008)
Public Service Enterprise Group, Inc.	(17,400)	(578,550)
QLogic Corp.	(39,700)	(749,139)
Quest Diagnostics, Inc.	(3,500)	(211,330)
Quicksilver Resources, Inc.	(65,200)	(978,652)
Qwest Communications International, Inc.	(82,500)	(347,325)
Red Hat, Inc.	(13,000)	(401,700)
Regions Financial Corp.	(109,400)	(578,726)
Rockwell Automation, Inc.	(21,600)	(1,014,768)
RRI Energy, Inc.	(91,400)	(522,808)
Schlumberger Ltd.	(12,400)	(807,116)
Sherwin-Williams Co.	(4,800)	(295,920)
Southern Co.	(44,100)	(1,469,412)
Spectra Energy Corp.	(32,100)	(658,371)
Stanley Works	(18,000)	(927,180)
Stryker Corp.	(16,900)	(851,253)
Synopsys, Inc.	(12,700)	(282,956)

	Shares	Value
Tellabs, Inc.	(69,800)	$(396,464)
Texas Instruments, Inc.	(22,200)	(578,532)
Thermo Fisher Scientific, Inc.	(12,100)	(577,049)
Tiffany & Co.	(20,300)	(872,900)
TJX Cos., Inc.	(8,200)	(299,710)
Travelers Cos., Inc.	(22,200)	(1,106,892)
Tyson Foods, Inc., Class A	(23,900)	(293,253)
Union Pacific Corp.	(9,000)	(575,100)
US Bancorp	(41,500)	(934,165)
Verizon Communications, Inc.	(25,000)	(828,250)
Visa, Inc., Class A	(4,300)	(376,078)
Vulcan Materials Co.	(9,500)	(500,365)
Walgreen Co.	(51,400)	(1,887,408)
Walt Disney Co.	(5,900)	(190,275)
Watson Pharmaceuticals, Inc.	(38,800)	(1,536,868)
Western Digital Corp.	(4,700)	(207,505)
Western Union Co.	(45,700)	(861,445)
Whole Foods Market, Inc.	(20,600)	(565,470)
WW Grainger, Inc.	(24,000)	(2,323,920)
Xcel Energy, Inc.	(37,700)	(799,994)
Yum! Brands, Inc.	(20,000)	(699,400)
Total United States common stocks		(116,109,122)
Total investments sold short (proceeds $95,838,439)		(116,584,464)
Total investments, net of investments sold short: 82.57%		522,304,728
Cash and other assets, less liabilities: 17.43%		110,290,166
Net assets: 100.00%		$632,594,894

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $604,244,856; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$114,868,870
Gross unrealized depreciation	(80,224,534)
Net unrealized appreciation of investments	$34,644,336

*  Non-income producing security.

†  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

1  Security, or portion thereof, was on loan at December 31, 2009.

2  All or a portion of these securities have been delivered to cover open short positions.

3  Security is illiquid. At December 31, 2009, the value of these securities amounted to $9,413,366 or 1.49% of net assets.

4  Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At December 31, 2009, the value of these securities amounted to $22,645 or 0.00% of net assets.

5  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, the value of these securities amounted to $12,522,022 or 1.98% of net assets.

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2009 (unaudited)

6  Floating rate security—The interest rates shown are the current rates as of December 31, 2009.

7  Perpetual bond security. The maturity date reflects the next call date.

8  PIK—Payment-in kind security. Income may be paid in cash or additional notes, at the discretion of the issuer.

9  These securities, which represent 1.36% of net assets as of December 31, 2009, are considered restricted. (See restricted securities table below for more information.)

Restricted securities	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets	12/31/09 Market value	12/31/09 Market value as a percentage of net assets
Ares Euro CLO BV, Series 2007-1A, Class G1 13.138%, due 05/12/24	03/26/07	$1,400,000	0.22%	$280,976	0.04%
Ashwell Rated SA, due 12/22/77	07/28/08	1,835,535	0.29	32	0.00	[a]
Series II, due 12/22/77	01/29/07	1,290,100	0.20	22,613	0.00	[a]
Avoca CLO I BV, Series VI-A, Class M, due 01/16/23	10/19/06	2,000,000	0.32	516,078	0.08
Babson CLO Ltd., Series 2007-1A, Class INC, due 01/18/21	02/02/07	1,439,933	0.23	360,000	0.06
Cadogan Square CLO BV, Series 3A, Class M, 8.720%, due 01/17/23	12/01/06	1,918,486	0.30	229,368	0.04
Callidus Debt Partners Fund Ltd., Series 5A, Class INC, due 11/20/20	11/01/06	1,921,563	0.30	660,000	0.10
Commercial Industrial Finance Corp., Series 2007-1A, Class A1LB, 0.614%, due 05/10/21	09/30/09	697,465	0.11	734,700	0.12
Emerson Place CLO Ltd., Series 2006-1A, Class SUB, due 01/15/19	11/03/06	2,520,809	0.40	825,000	0.13
FM Leveraged Capital Fund II, due 11/20/20	10/31/06	5,300,000	0.84	371,000	0.06
Grosvenor Place CLO BV, Series II-A, Class SUB, 7.500%, due 03/28/23	12/15/06	3,217,500	0.51	465,903	0.07
GS Mortgage Securities Corp. II, Series 2007-GKK1, Class A1, 5.580%, due 12/20/49	05/02/08	259,991	0.04	137,824	0.02
GSC European CDO SA, Series I-RA, Class SUB, due 12/15/22	12/01/06	2,400,000	0.38	34,405	0.01
Harbourmaster CLO Ltd., Series 7A, Class C, 12.000%, due 09/22/22	10/31/06	2,878,863	0.46	344,052	0.05
Harbourview CLO VI Ltd., Series 6A, Class SUB, due 12/27/19	10/20/06	1,143,999	0.18	264,000	0.04
Highlander Euro CDO, Series 2006-2CA, Class F1, due 12/14/22	11/28/06	2,926,943	0.46	430,065	0.07

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2009 (unaudited)

Restricted securities	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets	12/31/09 Market value	12/31/09 Market value as a percentage of net assets
LNR CDO Ltd., Series 2006-1A, Class FFX, 7.592%, due 05/28/43	11/03/06	$8,135,481	1.29%	$79,375	0.01%
Merrill Lynch Mortgage Investors, Inc., Series 2004-SL2, Class B4, 7.356%, due 06/25/35	06/13/08	8,376	0.00 [a]	1,131	0.00 [a]
OHA Park Avenue CLO Ltd., Series 2007-1A, Class SUB, due 03/14/22	02/26/07	2,400,000	0.38	720,000	0.11
Prospero CLO I BV, Series I-A, Class A2, 0.778%, due 03/20/17	10/29/09	764,297	0.12	758,400	0.12
Queen Street CLO, Series 2006-1A, Class F, due 04/15/23	12/12/06	1,900,000	0.30	599,224	0.10
Regent's Park CDO BV, Series 1A, Class F, 6.465%, due 01/26/23	09/25/06	2,000,000	0.32	286,710	0.05
Shasta CLO I Ltd., due 04/20/21	12/20/06	5,839,324	0.92	480,000	0.08
		$54,198,665	8.57%	$8,600,856	1.36%

a  Amount represents less than 0.005%.

10  Step bond—Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2009. Maturity date disclosed is the ultimate maturity date.

11  This security is the equity tranche of a collateralized debt obligation. The Fund receives periodic payments, which may vary, from the issuer of this security.

12  Rate shown reflects annualized yield at December 31, 2009 on zero coupon bond.

13  Investment in affiliated investment company.

14  The rate shown reflects the yield at December 31, 2009.

ABS  Asset-backed securities

ADR  American depositary receipt

CDO  Collateralized debt obligations

CLO  Collateralized loan obligations

GDR  Global depositary receipt

GS  Goldman Sachs

GSR  Goldman Sachs Residential

PO  Principal only security—This security entitles the holder to receive principal payments from an underlying pool of assets. High prepayments return principal faster than expected and cause the yield to increase. Low prepayments return principal slower than expected and cause the yield to decrease.

Preference
shares  A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

REIT  Real estate investment trust

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

EUR  Euro

GBP  Great Britain Pound

USD  United States Dollar

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2009 (unaudited)

Forward foreign currency contracts

UBS Dynamic Alpha Fund had the following open forward foreign currency contracts as of December 31, 2009:

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation/ (depreciation)
Australian Dollar	38,290,000	USD	34,826,955	03/02/10	$626,455
Canadian Dollar	15,570,000	USD	14,625,191	03/02/10	(262,221)
Euro	330,000	USD	469,644	03/02/10	(3,398)
Euro	116,435,000	USD	173,820,841	03/02/10	6,915,539
Great Britain Pound	53,715,000	USD	88,731,291	03/02/10	1,995,531
Hong Kong Dollar	32,510,000	USD	4,197,298	03/02/10	2,675
Japanese Yen	926,700,000	USD	10,451,347	03/02/10	498,541
New Zealand Dollar	54,695,000	USD	39,462,443	03/02/10	(90,247)
Swiss Franc	41,740,000	USD	41,271,976	03/02/10	910,846
United States Dollar	646,695	CAD	680,000	03/02/10	3,494
United States Dollar	2,876,804	GBP	1,760,000	03/02/10	(34,862)
United States Dollar	13,984,671	KRW	16,239,000,000	03/02/10	(62,846)
United States Dollar	27,541,810	MXN	360,660,000	03/02/10	(151,663)
United States Dollar	19,867,032	MYR	67,385,000	03/02/10	(232,019)
United States Dollar	10,603,000	NOK	59,710,000	03/02/10	(315,726)
United States Dollar	42,674,185	SEK	295,140,000	03/02/10	(1,410,349)
United States Dollar	20,172,090	TWD	644,700,000	03/02/10	308,924
United States Dollar	13,308,702	ZAR	101,580,000	03/02/10	310,912
Net unrealized appreciation on forward foreign currency contracts					$9,009,586

Currency type abbreviations:

CAD  Canadian Dollar

GBP  Great Britain Pound

KRW  Korean Won

MXN  Mexican Peso

MYR  Malaysian Ringgit

NOK  Norwegian Krone

SEK  Swedish Krona

TWD  New Taiwan Dollar

USD  United States Dollar

ZAR  South African Rand

Futures contracts

UBS Dynamic Alpha Fund had the following open futures contracts as of December 31, 2009:

	Expiration dates	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
US Long Bond, 120 contracts (USD)	March 2010	$13,989,705	$13,845,000	$(144,705)
2 Year US Treasury Notes, 291 contracts (USD)	March 2010	63,353,429	62,933,297	(420,132)
10 Year US Treasury Notes, 427 contracts (USD)	March 2010	51,039,517	49,298,484	(1,741,033)
US Treasury futures sell contracts:
3 Year US Treasury Notes, 192 contracts (USD)	March 2010	(43,335,322)	(42,804,000)	531,322
US Long Bond, 50 contracts (USD)	March 2010	(5,893,671)	(5,768,750)	124,921
2 Year US Treasury Notes, 223 contracts (USD)	March 2010	(48,548,614)	(48,227,234)	321,380
5 Year US Treasury Notes, 954 contracts (USD)	March 2010	(110,862,158)	(109,121,203)	1,740,955
10 Year US Treasury Notes, 450 contracts (USD)	March 2010	(52,241,240)	(51,953,906)	287,334
Index futures buy contracts:
Dow Jones EURO STOXX 50 Index, 485 contracts (EUR)	March 2010	19,980,227	20,545,476	565,249
FTSE MIB Index, 4 contracts (EUR)	March 2010	654,719	672,604	17,885
Hang Seng Stock Index, 102 contracts (HKD)	January 2010	14,012,867	14,276,030	263,163
MSCI Singapore Index, 12 contracts (SGD)	January 2010	583,336	604,692	21,356
MSCI Taiwan Index, 486 contracts (USD)	January 2010	13,868,496	14,277,576	409,080

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2009 (unaudited)

	Expiration dates	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
NIKKEI 225 Index, 194 contracts (JPY)	March 2010	$21,047,395	$21,987,764	$940,369
S&P 500 Index, 114 contracts (USD)	March 2010	31,270,599	31,654,950	384,351
S&P Toronto Stock Exchange 60 Index, 65 contracts (CAD)	March 2010	8,367,755	8,586,700	218,945
SPI 200 Index, 33 contracts (AUD)	March 2010	3,435,618	3,585,394	149,776
Index futures sell contracts:
Amsterdam Exchange Index, 42 contracts (EUR)	January 2010	(3,873,913)	(4,009,551)	(135,638)
CAC 40 Euro Index, 173 contracts (EUR)	January 2010	(9,451,552)	(9,706,300)	(254,748)
DAX Index, 41 contracts (EUR)	March 2010	(8,654,865)	(8,733,287)	(78,422)
FTSE 100 Index, 415 contracts (GBP)	March 2010	(35,125,683)	(35,680,521)	(554,838)
IBEX 35 Index, 13 contracts (EUR)	January 2010	(2,194,519)	(2,210,218)	(15,699)
OMXS 30 Index , 24 contracts (SEK)	January 2010	(318,683)	(318,242)	441
S&P MidCap 400 Index, 937 contracts (USD)	March 2010	(65,489,657)	(67,923,130)	(2,433,473)
Interest rate futures buy contracts:
90 Day Euro-Dollar Futures, 390 contracts (USD)	March 2014	93,016,469	92,868,750	(147,719)
Euro-Bund, 504 contracts (EUR)	March 2010	88,976,484	87,560,890	(1,415,594)
Interest rate futures sell contracts:
90 Day Euro-Dollar Futures, 340 contracts (USD)	March 2010	(84,658,810)	(84,698,250)	(39,440)
90 Day Euro-Dollar Futures, 158 contracts (USD)	March 2011	(38,504,047)	(38,737,650)	(233,603)
90 Day Euro-Dollar Futures, 302 contracts (USD)	March 2012	(72,943,018)	(73,042,475)	(99,457)
Japanese 10 Year Bond, 82 contracts (JPY)	March 2010	(122,546,113)	(122,997,799)	(451,686)
Net unrealized depreciation on futures contracts				$(2,189,660)

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

JPY  Japanese Yen

SEK  Swedish Krona

SGD  Singapore Dollar

USD  United States Dollar

Options written

UBS Dynamic Alpha Fund had the following open options written as of December 31, 2009:

	Expiration dates	Premiums received	Value
Call options
1 Year Euro-Dollar Mid Curve, 510 contracts, strike @ USD 98.00	March 2010	$464,365	$388,875
10 Year US Treasury Notes, 119 contracts, strike @ USD 118.50	January 2010	10,903	7,438
10 Year US Treasury Notes, 68 contracts, strike @ USD 115.00	February 2010	88,041	96,688
30 Day Fed Fund Futures, 300 contracts, strike @ USD 99.75	February 2010	93,105	125,010
30 Day Fed Fund Futures, 120 contracts, strike @ USD 99.81	March 2010	7,239	18,752
90 Day Euro-Dollar Futures, 2,520 contracts, strike @ USD 99.63	June 2010	139,680	252,000
3 Month Sterling Interest Rate Futures, 1,200 contracts, strike @ GBP 99.38	March 2010	146,038	127,197
Put options
1 Year Euro-Dollar Mid Curve, 510 contracts, strike @ USD 98.00	March 2010	400,415	299,625
10 Year US Treasury Notes, 68 contracts, strike @ USD 115.00	February 2010	72,102	65,875
10 Year US Treasury Notes, 600 contracts, strike @ USD 115.50	February 2010	251,832	712,500
10 Year US Treasury Notes, 600 contracts, strike @ USD 114.00	February 2010	120,552	365,625
2 Year US Treasury Notes, 680 contracts, strike @ USD 107.75	January 2010	104,734	138,125
2 Year US Treasury Notes, 270 contracts, strike @ USD 108.00	February 2010	55,367	147,656
30 Day Fed Fund Futures, 300 contracts, strike @ USD 99.25	February 2010	30,600	3,125

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2009 (unaudited)

	Expiration dates	Premiums received	Value
5 Year US Treasury Notes, 340 contracts, strike @ USD 113.00	January 2010	$52,401	$45,156
90 Day Euro-Dollar Futures, 680 contracts, strike @ USD 99.50	March 2010	183,995	55,250
90 Day Euro-Dollar Futures, 111 contracts, strike @ USD 99.38	March 2010	61,771	5,550
90 Day Euro-Dollar Futures, 140 contracts, strike @ USD 98.50	June 2010	65,559	18,375
90 Day Euro-Dollar Futures, 528 contracts, strike @ USD 95.00	September 2011	394,152	353,100
Total options written		$2,742,851	$3,225,922

Currency type abbreviations:

GBP  Great Britain Pound

USD  United States Dollar

Written option activity for the period ended December 31, 2009 for UBS Dynamic Alpha Fund was as follows:

	Number of contracts	Amount of premiums received
Options outstanding at June 30, 2009	4,070	$2,233,906
Options written	31,156	9,122,796
Options terminated in closing purchase transactions	(23,972)	(7,801,646)
Options expired prior to exercise	(1,590)	(812,205)
Options outstanding at December 31, 2009	9,664	$2,742,851

Swap agreements

UBS Dynamic Alpha Fund had outstanding interest rate swap agreements with the following terms as of December 31, 2009:

Counterparty	Notional amount		Termination dates	Payments made by the Fund	Payments received by the Fund	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
Citigroup Global Markets Ltd.	USD	600,000,000	05/04/10	0.5975%[1]	0.4531%[2]	$—	$(100,921)	$(100,921)
Citigroup Global Markets Ltd.	USD	1,200,000,000	06/16/10	0.4531[2]	0.2538[3]	—	428,714	428,714
Citigroup Global Markets Ltd.	USD	72,000,000	12/30/11	1.3000[1]	—[4]	—	350,075	350,075
Citigroup Global Markets Ltd.	USD	48,500,000	07/29/12	0.2806[3]	2.1050[1]	—	762,585	762,585
Citigroup Global Markets Ltd.	USD	46,340,000	11/15/16	4.0000[1]	—[4]	—	(1,087,648)	(1,087,648)
Citigroup Global Markets Ltd.	USD	13,850,000	03/11/19	0.2552[3]	3.5100[1]	40,417	(229,061)	(269,478)
Citigroup Global Markets Ltd.	USD	12,700,000	08/15/25	4.0650[1]	—[4]	8,600	572,999	564,399
Citigroup Global Markets Ltd.	USD	8,400,000	03/11/29	3.9710[1]	0.2552[3]	51,680	413,770	362,090
Citigroup Global Markets Ltd.	USD	1,200,000	04/01/36	3.9600[1]	—[4]	—	145,812	145,812
Deutsche Bank AG	USD	900,000,000	05/04/10	0.5644[2]	0.6300[1]	—	299,930	299,930
Deutsche Bank AG	GBP	23,000,000	08/15/13	—[5]	4.7000[1]	—	492,643	492,643
Deutsche Bank AG	USD	73,590,000	05/31/14	—[4]	2.3300[1]	—	(1,709,479)	(1,709,479)
Deutsche Bank AG	GBP	19,750,000	08/15/16	4.8225[1]	—[5]	—	(604,972)	(604,972)
Deutsche Bank AG	USD	10,730,000	10/27/16	3.7090[1]	0.2819[3]	—	(229,807)	(229,807)
Deutsche Bank AG	USD	11,000,000	10/01/18	4.5460[1]	0.2506[3]	—	(747,014)	(747,014)
Deutsche Bank AG	AUD	11,800,000	09/21/19	3.6800[6]	5.9700[1]	—	(122,660)	(122,660)
Deutsche Bank AG	GBP	5,450,000	08/15/21	—[5]	4.8900[1]	—	140,134	140,134
Deutsche Bank AG	USD	360,000	04/01/39	4.5690[1]	—[4]	—	12,323	12,323

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2009 (unaudited)

Counterparty	Notional amount		Termination dates	Payments made by the Fund	Payments received by the Fund	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
Deutsche Bank AG	USD	524,000	09/15/39	4.3500%[1]	—%[4]	$—	$27,238	$27,238
Deutsche Bank AG	AUD	6,310,000	09/21/39	5.6200[1]	3.6800[6]	3,103	214,727	211,624
Deutsche Bank AG	USD	990,000	10/01/39	4.0580[1]	—[4]	—	98,915	98,915
Goldman Sachs International	CHF	9,500,000	09/01/18	3.2500[1]	0.4267[7]	—	(745,206)	(745,206)
Goldman Sachs International	JPY	1,350,000,000	02/02/37	2.5230[1]	0.6406[8]	—	(1,094,247)	(1,094,247)
JPMorgan Chase Bank	USD	29,900,000	01/09/10	0.2347[3]	0.2844[9]	—	29,340	29,340
JPMorgan Chase Bank	USD	330,000,000	06/16/10	0.4531[2]	0.4675[1]	—	23,940	23,940
JPMorgan Chase Bank	USD	119,500,000	11/24/18	0.2622[9]	0.2319[3]	—	321,540	321,540
JPMorgan Chase Bank	USD	29,900,000	01/09/19	0.2844[9]	0.2347[3]	—	79,124	79,124
Merrill Lynch International	USD	29,900,000	01/09/10	0.2347[3]	0.2844[9]	—	28,560	28,560
Merrill Lynch International	USD	1,200,000,000	06/16/10	0.2538[3]	0.4531[2]	—	(125,669)	(125,669)
Merrill Lynch International	USD	340,000,000	07/06/10	—[10]	0.6300[1]	—	345,074	345,074
Merrill Lynch International	USD	119,500,000	11/24/10	0.2319[3]	0.2622[9]	—	90,711	90,711
Merrill Lynch International	USD	46,500,000	12/31/12	—[4]	1.9100[1]	—	(419,058)	(419,058)
Merrill Lynch International	CAD	23,680,000	09/29/13	—[11]	3.4500[1]	11,558	23,796	12,238
Merrill Lynch International	CAD	20,670,000	09/29/16	3.7400[1]	—[11]	18,397	233,393	214,996
Merrill Lynch International	USD	10,730,000	10/27/16	3.7090[1]	0.2819[3]	—	(229,807)	(229,807)
Merrill Lynch International	USD	29,900,000	01/09/19	0.2844[9]	0.2347[3]	—	82,191	82,191
Merrill Lynch International	CAD	14,650,000	03/09/19	3.3960[1]	0.4357[12]	7,060	239,620	232,560
Merrill Lynch International	CAD	5,870,000	09/29/21	—[11]	4.2475[1]	(28,268)	(193,898)	(165,630)
Merrill Lynch International	CAD	8,900,000	03/09/29	0.4357[12]	4.1880[1]	(35,443)	(284,904)	(249,461)
Merrill Lynch International	USD	2,970,000	08/15/29	4.2625[1]	0.2725[3]	—	26,050	26,050
Merrill Lynch International	USD	4,080,000	06/15/39	3.6250[1]	0.2538[3]	—	583,170	583,170
						$77,104	$(1,857,977)	$(1,935,081)

1  Payments made or received are based on the notional amount.

2  Rate based on 6 month LIBOR (USD BBA).

3  Rate based on 3 month LIBOR (USD BBA).

4  Rate based on 3 month LIBOR (USD BBA). This is a forward starting trade and, as such, a floating rate has not yet been assigned as of December 31, 2009.

5  Rate based on 6 month LIBOR (GBP BBA). This is a forward starting trade and, as such, a floating rate has not yet been assigned as of December 31, 2009.

6  Rate based on 6 month BBSW.

7  Rate based on 6 month LIBOR (CHF BBA).

8  Rate based on 6 month LIBOR (JPY BBA).

9  Rate based on 1 month LIBOR (USD BBA).

10  Rate based on 6 month LIBOR (USD BBA). This is a forward starting trade and, as such, a floating rate has not yet been assigned as of December 31, 2009.

11  Rate based on 3 month Canadian Bankers Acceptance. This is a forward starting trade and, as such, a floating rate has not yet been assigned as of December 31, 2009.

12  Rate based on 3 month Canadian Bankers Acceptance.

BBA  British Banking Association

BBSW  Bank Bill Swap Rate

LIBOR  London Interbank Offered Rate

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2009 (unaudited)

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

CHF  Swiss Franc

GBP  Great Britain Pound

JPY  Japanese Yen

USD  United States Dollar

UBS Dynamic Alpha Fund had outstanding credit default swap agreements with the following terms as of December 31, 2009:

Credit default swaps on credit indices—Buy protection1

Counterparty	Notional amount		Termination date	Payments made by the Fund	Payments received by the Fund	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
Deutsche Bank AG	USD	9,680,000	12/20/12	0.6000%[2]	—[3]	$—	$132,064	$132,064
Deutsche Bank AG	USD	24,000,000	06/20/13	3.2500[2]	—[4]	—	(367,273)	(367,273)
Deutsche Bank AG	USD	33,000,000	06/20/13	3.2500[2]	—[4]	—	(505,000)	(505,000)
Deutsche Bank AG	USD	7,000,000	06/20/14	5.0000[2]	—[5]	(302,945)	(689,870)	(386,925)
Goldman Sachs International	USD	4,960,000	12/20/13	1.5000[2]	—[6]	120,094	(96,090)	(216,184)
Goldman Sachs International	USD	5,000,000	06/20/14	5.0000[2]	—[5]	(243,472)	(492,764)	(249,292)
Goldman Sachs International	USD	11,280,000	06/20/14	5.0000[2]	—[7]	1,763,283	(126,996)	(1,890,279)
Goldman Sachs International	USD	9,300,000	02/17/51	0.3500[2]	—[8]	988,405	1,617,283	628,878
Merrill Lynch International	USD	24,000,000	06/20/13	3.2500[2]	—[4]	—	(367,273)	(367,273)
Merrill Lynch International	USD	26,200,000	06/20/13	3.2500[2]	—[4]	—	(400,939)	(400,939)
						$2,325,365	$(1,296,858)	$(3,622,223)

1  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

2  Payments made are based on the notional amount.

3  Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.NA.IG Series 9 Index.

4  Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones LCDX.NA Series 10 Index.

5  Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.EM Series 11 Index.

6  Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.NA.IG Series 11 Index.

7  Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.NA.HY Series 12 Index.

8  Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CMBX-NA-AAA Series 4 Index.

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2009 (unaudited)

Credit default swaps on corporate and sovereign issues—Buy protection1

Counterparty	Notional amount		Termination date	Payments made by the Fund	Payments received by the Fund	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
Citigroup Global Markets Ltd.	USD	600,000	09/20/14	5.0000%[2]	—[3]	$53,000	$(92,346)	$(145,346)
Citigroup Global Markets Ltd.	USD	3,000,000	12/20/14	1.0000[2]	—[4]	(33,919)	(21,538)	12,381
Deutsche Bank AG	USD	3,000,000	12/20/14	1.0000[2]	—[5]	(47,207)	(75,440)	(28,233)
Goldman Sachs International	USD	1,850,000	09/20/13	1.4700[2]	—[6]	—	(49,895)	(49,895)
Goldman Sachs International	USD	3,000,000	12/20/14	1.0000[2]	—[7]	(109,569)	(93,697)	15,872
Merrill Lynch International	USD	1,800,000	12/20/13	3.0500[2]	—[8]	—	(156,268)	(156,268)
Merrill Lynch International	USD	1,800,000	05/20/14	3.3200[2]	—[9]	—	(166,182)	(166,182)
						$(137,695)	$(655,366)	$(517,671)

1  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

2  Payments made are based on the notional amount.

3  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Textron Financial Corp. 5.125% bond, due 08/15/14.

4  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Wells Fargo & Company 0.702% bond, due 10/28/15.

5  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the JPMorgan Chase & Co. 4.750% bond, due 03/01/15.

6  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Ryder System, Inc. 6.950% bond, due 12/01/25.

7  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the McKesson HBOC, Inc. 7.650% bond, due 03/01/27.

8  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the AXP 4.875% bond, due 07/15/13.

9  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the United Mexican States 7.500% bond, due 04/08/33.

Credit default swaps on credit indices—sell protection1

Counterparty	Notional amount		Termination date	Payments made by the Fund	Payments received by the Fund	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)	Credit spread[2]
Deutsche Bank AG	USD	45,500,000	06/20/13	—[3]	3.2500%[4]	$—	$696,288	$696,288	N/A
Deutsche Bank AG	USD	2,976,000	06/20/14	—[5]	1.0000[4]	(102,378)	24,516	126,894	0.9983%
Deutsche Bank AG	EUR	24,200,000	06/20/14	—[6]	1.8500[4]	1,003,906	1,710,903	706,997	0.6962
Deutsche Bank AG	USD	24,800,000	06/20/14	—[5]	1.0000[4]	(328,352)	204,303	532,655	0.9983
Deutsche Bank AG	USD	9,500,000	07/25/45	—[7]	0.5400[4]	—	(7,542,397)	(7,542,397)	N/A
Goldman Sachs International	USD	29,580,000	06/20/13	—[8]	5.0000[4]	—	989,762	989,762	3.9893
Goldman Sachs International	USD	53,240,000	06/20/13	—[9]	1.5500[4]	—	805,674	805,674	1.1081
Goldman Sachs International	EUR	6,000,000	06/20/14	—[6]	1.8500[4]	274,526	424,191	149,665	0.6962

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2009 (unaudited)

Counterparty	Notional amount		Termination date	Payments made by the Fund	Payments received by the Fund	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)	Credit spread[2]
JPMorgan Chase Bank	USD	50,897,647	06/20/13	—[10]	5.0000%[4]	$—	$5,872,429	$5,872,429	N/A
Merrill Lynch International	USD	3,100,000	07/25/45	—[7]	0.5400[4]	—	(2,461,203)	(2,461,203)	N/A
						$847,702	$724,466	$(123,236)

1  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

2  Credit spreads, where available, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity.

3  Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones LCDX.NA Series 10 Index.

4  Payments received are based on the notional amount.

5  Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.NA.IG Series 12 Index.

6  Payment to the counterparty will be made upon the occurrence of a succession event with respect to the iTraxx Europe Series 11 Index.

7  Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones ABX-HE-A Series 6 Index.

8  Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.NA.HY Series 10 Index.

9  Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.NA.IG Series 10 Index.

10  Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones LCDX.NA Series 10 Index 15-100% Tranche.

Credit default swaps on corporate and sovereign issues—sell protection1

Counterparty	Notional amount		Termination date	Payments made by the Fund	Payments received by the Fund	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)	Credit spread[2]
Deutsche Bank AG	USD	1,750,000	12/20/13	—[3]	4.0800%[4]	$—	$204,765	$204,765	0.8800%
Deutsche Bank AG	USD	1,750,000	12/20/13	—[5]	5.3500[4]	—	246,433	246,433	1.4600
Goldman Sachs International	USD	3,000,000	12/20/14	—[6]	1.0000[4]	108,052	97,268	(10,784)	0.1900
Merrill Lynch International	USD	600,000	09/20/14	—[7]	5.0000[4]	(13,250)	84,952	98,202	1.2400
						$94,802	$633,418	$538,616

1  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2009 (unaudited)

2  Credit spreads, where available, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity.

3  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Morgan Stanley 6.600% bond, due 04/01/12.

4  Payments received are based on the notional amount.

5  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the General Electric Capital Corp. 6.000% bond, due 06/15/12.

6  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Johnson & Johnson 3.800% bond, due 05/15/13.

7  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Bombardier, Inc. 6.750% bond, due 05/01/12.

Currency type abbreviations:

EUR  Euro

USD  United States Dollar

UBS Dynamic Alpha Fund had outstanding total return swap agreements with the following terms as of December 31, 2009:

Counterparty	Notional amount		Termination date	Payments made by the Fund	Payments received by the Fund	Upfront payments (made)/ received	Value	Unrealized appreciation
Merrill Lynch International	GBP	11,590,000	03/31/11	—%[1]	1.2500%[2]	$—	$2,592,000	$2,592,000

1  Payment to the counterparty is equal to the negative total return of the IPD UK Annual Index multiplied by the notional amount.

2  Fixed payment received is based on the notional amount. The Fund will also receive a payment from the counterparty if the total return of the IPD UK Annual Index is positive equal to the positive return multiplied by the notional amount.

IPD  Institutional Property Databank

Currency type abbreviation:

GBP  Great Britain Pound

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2009 (unaudited)

Concluded

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund's investments:

Measurements at 12/31/09
Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks[1]	$272,762,537	$165,620,144	$—	$438,382,681
Common stocks sold short	(116,584,464)	—	—	(116,584,464)
Corporate bonds	—	24,675,808	—	24,675,808
Asset-backed securities	—	4,718,404	735,831	5,454,235
Collateralized debt obligations	—	34,437	8,505,274	8,539,711
Commercial mortgage-backed securities	—	8,581,807	137,824	8,719,631
Mortgage & agency debt securities	—	5,747,986	—	5,747,986
Municipal bonds	—	1,936,227	—	1,936,227
US government obligation	—	2,135,045	—	2,135,045
Investment companies	—	133,372,945	—	133,372,945
Investment of cash collateral from securities loaned	—	4,099,446	—	4,099,446
Other financial instruments[2]	(1,139,706)	5,941,991	—	4,802,285
Total	$155,038,367	$356,864,240	$9,378,929	$521,281,536

1  The Fund may hold investments which have been fair valued in accordance with the Fund's fair valuation policy as of December 31, 2009, which may result in movement between Level 1 and Level 2.

2  Other financial instruments may include open future contracts, swap agreements, options and forward foreign currency contracts.

Level 3 Rollforward Disclosure

The following is a rollforward of the Fund's investments that were valued using unobservable inputs for the period:

Measurements using unobservable inputs (Level 3)
	Common stock	Asset-backed securities	Collateralized debt obligations	Commercial mortgage- backed securities	Rights	Total
Assets
Beginning balance	$45,730	$112,633	$1,934,202	$149,708	$46,344	$2,288,617
Total gains or losses (realized/unrealized) included in earnings[a]	(45,730)	(122,578)	10,054,360	42,824	—	9,928,876
Purchases, sales, issuances, and settlements (net)	—	11,076	(3,483,288)	—	—	(3,472,212)
Transfers in and/or out of Level 3	—	734,700	—	(54,708)	(46,344)	633,648
Ending balance	$0	$735,831	$8,505,274	$137,824	$—	$9,378,929
The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to investments still held at 12/31/09.	$(45,730)	$(62,738)	$6,005,531	$48,257	$—	$5,945,320

a  Does not include unrealized gains of $37,236 related to transferred assets, presented at their end of period values.

See accompanying notes to financial statements.

UBS Global Allocation Fund

Portfolio performance

For the six months ended December 31, 2009, Class A shares of UBS Global Allocation Fund (the "Fund") returned 21.73% (Class A shares returned 14.98% after the deduction of the maximum sales charge), while Class Y shares returned 22.01%. The Fund's proprietary benchmark, the GSMI Mutual Fund Index (the "Index"), returned 16.64% over the same time period.

For comparison purposes, the Russell 3000 Index returned 23.17%, the MSCI World Free Index (net) returned 22.23% and the Citigroup World Government Bond Index returned 4.12% over the same period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 35; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund outperformed the Index primarily due to asset allocation. Security selection and currency positioning were positive for the reporting period, as well.

Portfolio performance summary1

What worked

•  Asset allocation decisions were the largest generator of positive performance during the period.

  – An overweight to equities made a strong positive contribution to relative returns. With the worst of the financial crisis and economic downturn appearing to be likely behind us, we witnessed a rebound in investor risk appetite, and equity prices advanced sharply during the period. The Fund was overweight to US, international and emerging markets equities, with our largest overweight in what we view to be the still-undervalued US market.

  – The Fund was underweight to global fixed income securities for much of the period. Our valuation research showed government bonds to be expensive relative to other asset classes. The underweight position benefited returns as yield curves steepened mid-period, reflecting both the slowing pace of the economic deterioration and concerns about accelerating fiscal deficits.

  Additionally, investors eschewed government bonds, and yields in many sovereign bond markets rose during the period, leading to negative returns. The Fund successfully navigated this fixed income market, and benefited as a result.

•  Security selection in the equity component was positive across the board. The US equity market staged a dramatic recovery from its March 2009 lows. Many market participants were overly focused on economic conditions at the time, which caused them to miss the early phase of the market recovery. Adherence to our investment process led to strong stock selection across many industry groups during the period, and was the primary driver of the Fund's significant outperformance.

  – In particular, selection within the information technology and transportation sectors was positive for the period.

1  For a detailed commentary on the market environment in general during the reporting period, see pages 2-3.

UBS Global Allocation Fund

  – Sector allocation within the Fund's US equity sleeve also made a strong contribution to returns. Overweights to healthcare equipment and services, transportation and media, as well as an underweight to banks, were all positive for relative performance.

•  The Fund's currency strategy made a positive contribution to performance.

  – Currency performance was positive for the period, as our overweight to the Swedish Krona and underweight to the euro continued to pay off. The market rewarded countries like Sweden, which demonstrated strong fiscal and economic fundamentals. The euro suffered toward the end of the period as credit and fiscal concerns mounted in Greece and other peripheral euro zone countries.

  – The Fund maintained an anti-carry trade bias, in which we were underweight to high-yielding currencies and overweight to lower-yielding "safe haven" currencies.

  – After currency valuations returned to what we believed were normal levels, the Fund maintained a level of currency risk below its long-term average, because we did not see significant opportunities in currency markets. During the fourth quarter, however, our research indicated that currency valuations were becoming stretched once more. The Fund took several positions in order to capitalize on the opportunities.

What didn't work

•  Security selection within the high yield debt component hurt the Fund. The US high yield portfolio underperformed its benchmark due to its conservative positioning and allocation to higher quality credits. Throughout the period, we saw dramatic spread compression, which led to lower quality credits outperforming higher quality companies.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2009. The views and opinions in the letter were current as of February 17, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS Global Allocation Fund

Average annual total returns for periods ended 12/31/09 (unaudited)

	6 months	1 year	5 years	10 years	Inception[1]
Before deducting maximum sales charge
Class A2	21.73%	35.29%	1.78%	5.25%	5.07%
Class B3	21.18%	34.09%	0.95%	N/A	5.06%[6]
Class C4	21.21%	34.20%	0.99%	N/A	4.99%
Class Y5	22.01%	35.68%	2.06%	5.52%	7.19%
After deducting maximum sales charge
Class A2	14.98%	27.83%	0.62%	4.66%	4.60%
Class B3	16.18%	29.09%	0.68%	N/A	5.06%[6]
Class C4	20.21%	33.20%	0.99%	N/A	4.99%
Russell 3000 Index[7]	23.17%	28.34%	0.77%	(0.20)%	8.15%
MSCI World Free Index (net)[8]	22.23%	29.99%	2.01%	(0.24)%	6.65%
Citigroup World Government Bond Index[9]	4.12%	2.55%	4.51%	6.63%	6.39%
GSMI Mutual Fund Index[10]	16.64%	24.98%	4.01%	3.28%	7.72%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2009 prospectuses were as follows: Class A—1.22% and 1.22%; Class B—2.05% and 2.05%; Class C—2.00% and 2.00%; Class Y—0.93% and 0.93%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies and interest expense) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies and interest expense), through the fiscal year ending June 30, 2010, do not exceed 1.35% for Class A shares, 2.10% for Class B shares, 2.10% for Class C shares and 1.10% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The Fund was not subject to an expense cap agreement for the fiscal year ended June 30, 2009.

1  Inception date of UBS Global Allocation Fund Class A shares is June 30, 1997. Inception dates of Class B and Class C shares are December 13, 2001 and November 22, 2001, respectively. Inception date of Class Y shares and, for purposes of this illustration, the indices, is August 31,1992.

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Assumes the conversion of Class B to Class A shares at the end of the sixth year following the date of purchase.

7  The Russell 3000 Index represents a broad US equities universe representing approximately 98% of the market. It is designed to provide a representative indication of the capitalization and return for the US equity market. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

8  The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of June 2007, the index consisted of 23 developed market country indices. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

9  The Citigroup World Government Bond Index is a market capitalization-weighted index composed of straight (i.e., not floating rate or index-linked) government bonds with a one-year minimum maturity. The average maturity is seven years. The index tracks the government bond markets of 23 developed countries. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

10  The GSMI Mutual Fund Index is an unmanaged index compiled by the Advisor, constructed as follows: 65% MSCI All Country World Index, 15% Citigroup World Government Bond ex US Index, 15% Citigroup US Government Bond Index, 2% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global),and 3% Merrill Lynch US High Yield Cash Pay Constrained Index. On December 1, 2003, the 40% Russell 3000 Index replaced the 40% Wilshire 5000 Index, and on June 1, 2005, the 3% Merrill Lynch US High Yield Cash Pay Constrained Index replaced the 3% Merrill Lynch US High Yield Cash Pay Index. On April 30, 2009, the 65% MSCI All Country World Index replaced the 40% Russell 3000 Index, 22% MSCI World ex USA Index and 3% MSCI Emerging Markets Index (net); the 15% Citigroup World Government Bond ex US Index and 15% Citigroup US Government Bond Index replaced the 9% Citigroup World Government Bond ex US Index and the 21% Citigroup Broad Investment Grade Index. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS Global Allocation Fund

Top ten equity holdings (unaudited)1

As of December 31, 2009

Percentage of net assets
Apple, Inc.	0.9%
Covidien PLC	0.9
JPMorgan Chase & Co.	0.7
Allergan, Inc.	0.6
Pfizer, Inc.	0.6
QUALCOMM, Inc.	0.6
Exxon Mobil Corp.	0.6
Wells Fargo & Co.	0.5
General Dynamics Corp.	0.5
Google, Inc. Class A	0.5
Total	6.4%

Country exposure, top five (unaudited)2

As of December 31, 2009

Percentage of net assets
United States	36.9%
United Kingdom	4.1
Japan	2.7
Germany	1.9
Switzerland	1.5
Total	47.1%

Top ten fixed income holdings (unaudited)1

As of December 31, 2009

Percentage of net assets
US Treasury Notes, 1.000%, due 10/31/11	2.0%
US Treasury Notes, 2.125%, due 11/30/14	1.8
US Treasury Notes, 0.750%, due 11/30/11	1.1
US Treasury Bonds, 8.750%, due 08/15/20	1.0
US Treasury Notes, 2.625%, due 04/30/16	0.8
US Treasury Notes, 1.875%, due 06/15/12	0.6
US Treasury Bonds, 4.500%, due 08/15/39	0.5
US Treasury Notes, 3.375%, due 11/15/19	0.4
US Treasury Bonds, 6.125%, due 11/15/27	0.4
Buoni Poliennali Del Tesoro, 3.750%, due 12/15/13	0.3
Total	8.9%

1  Figures represent the direct investments of the UBS Global Allocation Fund. Figures could be different if a breakdown of the underlying investment companies were included.

2  Figures represent the direct investments of the UBS Global Allocation Fund. If a breakdown of the underlying investment companies were included, the country exposure percentages would be as follows: United States: 48.2%; United Kingdom: 7.2%; Japan: 5.4%; China: 3.8%; Switzerland: 3.1%.

UBS Global Allocation Fund

Industry diversification (unaudited)1

As a percentage of net assets as of December 31, 2009

Common Stocks

Aerospace & defense	0.81%
Air freight & logistics	0.50
Airlines	0.51
Auto components	0.21
Automobiles	0.61
Beverages	0.61
Biotechnology	0.39
Capital markets	1.24
Chemicals	1.26
Commercial banks	2.86
Communications equipment	0.95
Computers & peripherals	1.60
Construction materials	0.45
Consumer finance	0.34
Containers & packaging	0.11
Diversified consumer services	0.15
Diversified financial services	1.81
Diversified telecommunication services	0.96
Electric utilities	1.67
Electrical equipment	0.03
Electronic equipment, instruments & components	0.23
Energy equipment & services	0.70
Food & staples retailing	1.26
Food products	0.44
Health care equipment & supplies	2.06
Health care providers & services	0.72
Hotels, restaurants & leisure	0.78
Household durables	0.44
Household products	0.91
Independent power producers & energy traders	0.06
Industrial conglomerates	0.35
Insurance	1.47
Internet & catalog retail	0.70
Internet software & services	0.74
IT services	0.86
Life sciences tools & services	0.08
Machinery	1.36
Marine	0.21
Media	1.48
Metals & mining	1.35
Multi-utilities	0.08
Office electronics	0.40
Oil, gas & consumable fuels	4.78
Paper & forest products	0.05
Personal products	0.32
Pharmaceuticals	2.61
Professional services	0.36
Real estate investment trust (REIT)	0.08%
Real estate management & development	0.35
Road & rail	0.54
Semiconductors & semiconductor equipment	1.03
Software	1.54
Specialty retail	0.63
Tobacco	0.48
Trading companies & distributors	0.48
Wireless telecommunication services	0.86
Total common stocks	47.86%

Bonds

Corporate bonds

Commercial banks	0.11
Diversified financial services	0.06
Wireless telecommunication services	0.02
Total corporate bonds	0.19%
Asset-backed securities	0.01
Commercial mortgage-backed security	0.16
Mortgage & agency debt securities	0.11
Stripped mortgage-backed security	0.00[2]
US government obligations	8.76
Non US-government obligations	3.72
Sovereign/supranational bond	0.11
Total bonds	13.06%

Investment companies

UBS Corporate Bond Relationship Fund	5.55
UBS Emerging Markets Equity Relationship Fund	6.52
UBS Global (ex-U.S.) All Cap Growth Relationship Fund	15.01
UBS Global Aggregate Bond Relationship Fund	4.45
UBS High Yield Relationship Fund	2.90
UBS Small-Cap Equity Relationship Fund	2.37
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	0.03
Total investment companies	36.83%
Warrants	0.05
Short-term investment	0.99
Investment of cash collateral from securities loaned	0.44
Total investments	99.23%
Cash and other assets, less liabilities	0.77
Net assets	100.00%

1  Figures represent the industry breakdown of direct investments of the UBS Global Allocation Fund. Figures would be different if a breakdown of the underlying investment companies' industry diversification was included.

2  Amount represents less than 0.005%.

UBS Global Allocation Fund

Portfolio of investments

December 31, 2009 (unaudited)

	Shares	Value
Common stocks: 47.86%
Australia: 0.72%
National Australia Bank Ltd.	104,624	$2,545,836
Orica Ltd.	169,712	3,933,693
Qantas Airways Ltd.	1,367,722	3,635,088
QBE Insurance Group Ltd.	102,277	2,334,425
Total Australia common stocks		12,449,042
Austria: 0.14%
Telekom Austria AG	171,042	2,442,065
Belgium: 0.41%
Anheuser-Busch InBev NV	86,436	4,465,638
Delhaize Group SA	33,370	2,555,901
Total Belgium common stocks		7,021,539
Brazil: 0.86%
Agra Empreendimentos Imobiliarios SA	138,000	390,836
All America Latina Logistica SA	56,000	519,314
Banco Bradesco SA ADR	46,400	1,014,768
BM&F BOVESPA SA	204,000	1,417,770
Cosan Ltd., Class A*	53,000	461,100
Diagnosticos da America SA	11,000	357,099
Fibria Celulose SA*	20,000	456,800
Hypermarcas SA*	50,000	1,147,642
Itau Unibanco Holding SA ADR	62,180	1,420,191
Localiza Rent a Car SA	32,000	353,179
Petroleo Brasileiro SA ADR	40,200	1,916,736
Rossi Residencial SA	205,000	1,768,871
Usinas Siderurgicas de Minas Gerais SA, Preference shares	14,253	401,133
Vale SA ADR	81,500	2,365,945
Vivo Participacoes SA ADR	29,700	920,700
Total Brazil common stocks		14,912,084
Canada: 0.89%
Cenovus Energy, Inc.	69,600	1,763,542
EnCana Corp.	69,600	2,269,977
Teck Resources Ltd., Class B*	104,200	3,668,446
Toronto-Dominion Bank	62,600	3,948,077
TransCanada Corp[1].	109,900	3,802,917
Total Canada common stocks		15,452,959
Cayman Islands: 0.27%
Comba Telecom Systems Holdings Ltd.	303,253	350,615
Seagate Technology	239,700	4,360,143
Total Cayman Islands common stocks		4,710,758

	Shares	Value
China: 1.29%
Alibaba.com Ltd[1].	176,500	$405,702
Angang Steel Co., Ltd., H Shares[1]	296,000	644,171
Bank of Communications Co., Ltd., H Shares	822,000	945,396
Bank of East Asia Ltd.	316,200	1,241,497
Belle International Holdings Ltd.	1,107,000	1,278,740
China Coal Energy Co.	683,000	1,238,530
China Life Insurance Co., Ltd., H Shares	277,000	1,355,453
China Zhongwang Holdings Ltd.*[1]	1,086,800	867,007
Chongqing Machinery & Electric Co., Ltd., H Shares*	3,334,000	783,363
Dongfeng Motor Group Co., Ltd., H Shares	414,000	589,274
Hengan International Group Co., Ltd.	102,000	754,993
Industrial & Commercial Bank of China, H Shares	1,071,000	878,923
Jardine Matheson Holdings Ltd.	53,600	1,611,608
New World Development Ltd.	1,384,000	2,824,682
PetroChina Co., Ltd., H Shares	286,000	340,738
Shougang Concord International Enterprises Co., Ltd.*	2,868,000	711,177
Sinotrans Shipping Ltd.[1]	1,568,000	720,158
Suntech Power Holdings Co., Ltd. ADR*[1]	27,500	457,325
Tencent Holdings Ltd.	88,300	1,903,078
Weichai Power Co., Ltd., H Shares	78,000	625,851
Xingda International Holdings Ltd.	2,278,000	1,060,886
Yanzhou Coal Mining Co., Ltd., H Shares	500,000	1,092,683
Total China common stocks		22,331,235
Finland: 0.17%
Sampo Oyj, Class A	123,127	2,988,244
France: 0.84%
BNP Paribas	80,867	6,381,508
Carrefour SA	53,886	2,590,809
Total SA	86,974	5,573,429
Total France common stocks		14,545,746

UBS Global Allocation Fund

Portfolio of investments

December 31, 2009 (unaudited)

	Shares	Value
Germany: 1.34%
Bayer AG	56,210	$4,492,591
Daimler AG	74,500	3,980,312
E.ON AG	127,934	5,340,946
HeidelbergCement AG	41,035	2,822,621
MAN SE	24,405	1,900,739
Metro AG	74,795	4,558,997
Total Germany common stocks		23,096,206
Guernsey: 0.03%
Resolution Ltd.*	323,783	467,474
India: 0.21%
HDFC Bank Ltd. ADR	5,400	702,432
ICICI Bank Ltd. ADR	19,200	724,032
Reliance Industries Ltd. GDR*[2]	15,074	690,420
Sterlite Industries India Ltd. ADR	49,000	892,780
Tata Motors Ltd. ADR	34,900	588,414
Total India common stocks		3,598,078
Indonesia: 0.15%
Aneka Tambang Tbk PT	2,981,000	699,469
Astra Agro Lestari Tbk PT	169,000	406,798
Astra International Tbk PT	196,000	719,987
Indah Kiat Pulp and Paper Corp. Tbk PT*	1,941,000	357,947
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	389,500	343,163
Total Indonesia common stocks		2,527,364
Ireland: 1.17%
Covidien PLC	321,900	15,415,791
CRH PLC	109,874	2,976,231
Ryanair Holdings PLC ADR*	65,200	1,748,664
Total Ireland common stocks		20,140,686
Japan: 2.70%
Canon, Inc.	106,100	4,485,384
Chuo Mitsui Trust Holdings, Inc.	663,000	2,212,797
Japan Tobacco, Inc.	1,514	5,108,477
Kao Corp.	110,400	2,577,280
Mitsubishi Corp.	252,700	6,282,840
Mitsui OSK Lines Ltd.	416,000	2,183,710
Nissan Motor Co., Ltd.*	523,300	4,573,641
Nomura Holdings, Inc.	358,600	2,642,728
NTT DoCoMo, Inc.	1,328	1,849,931
ORIX Corp.	49,250	3,349,273
Ricoh Co., Ltd.	173,000	2,440,001
Shin-Etsu Chemical Co., Ltd.	60,500	3,410,114

	Shares	Value
Sumitomo Mitsui Financial Group, Inc.	96,700	$2,756,878
THK Co., Ltd.	159,600	2,819,189
Total Japan common stocks		46,692,243
Luxembourg: 0.19%
ArcelorMittal	51,436	2,332,875
Evraz Group SA GDR*	32,525	904,891
Total Luxembourg common stocks		3,237,766
Malaysia: 0.04%
Tenaga Nasional Bhd	270,100	661,159
Mexico: 0.04%
America Movil SAB de CV ADR, Series L	16,400	770,472
Netherlands: 0.98%
ASML Holding NV	114,063	3,879,623
ING Groep NV CVA*	423,610	4,095,112
James Hardie Industries NV, CDI*	255,999	1,930,218
New World Resources NV, Class A	79,761	706,273
Royal Dutch Shell PLC, Class A	208,100	6,294,589
Total Netherlands common stocks		16,905,815
Norway: 0.47%
Petroleum Geo-Services ASA*	221,200	2,511,898
Telenor ASA*	403,600	5,661,187
Total Norway common stocks		8,173,085
Philippines: 0.04%
Megaworld Corp.	23,330,000	737,309
Russia: 0.26%
Gazprom OAO ADR	32,149	801,397
Mobile Telesystems OJSC ADR	13,800	674,682
Rosneft Oil Co. GDR	167,433	1,408,803
TMK OAO GDR*[2]	19,700	345,298
Vimpel-Communications ADR	65,800	1,223,222
Total Russia common stocks		4,453,402
Singapore: 0.45%
CapitaLand Ltd.	843,000	2,496,944
DBS Group Holdings Ltd.	257,000	2,794,333
Olam International Ltd.[1]	1,319,000	2,470,194
Total Singapore common stocks		7,761,471

UBS Global Allocation Fund

Portfolio of investments

December 31, 2009 (unaudited)

	Shares	Value
South Africa: 0.11%
Impala Platinum Holdings Ltd.	12,488	$339,488
JD Group Ltd.	176,801	1,182,341
MTN Group Ltd.	22,980	365,597
Total South Africa common stocks		1,887,426
South Korea: 0.67%
CJ CheilJedang Corp.*	3,853	676,442
Hyundai Motor Co.*	6,712	692,893
KB Financial Group, Inc.*	12,854	655,721
LG Electronics, Inc.	7,092	735,136
LG Household & Health Care Ltd.*	2,415	603,697
LG Innotek Co., Ltd.*	6,191	522,250
NHN Corp.*	8,500	1,403,573
POSCO	2,834	1,491,921
Samsung Electronics Co., Ltd.	2,683	1,832,443
Samsung Fire & Marine Insurance Co., Ltd.	3,630	619,945
Shinsegae Co., Ltd.	2,063	952,317
SK Telecom Co., Ltd.	4,388	637,920
STX Pan Ocean Co., Ltd.*	70,230	683,380
Total South Korea common stocks		11,507,638
Spain: 0.28%
Banco Bilbao Vizcaya Argentaria SA	262,186	4,749,326
Switzerland: 1.48%
Alcon, Inc.	36,500	5,998,775
Credit Suisse Group AG	57,064	2,810,467
Nobel Biocare Holding AG	110,158	3,686,751
Roche Holding AG	46,594	7,926,393
SGS SA	2,291	2,983,211
Synthes, Inc.	16,216	2,123,783
Total Switzerland common stocks		25,529,380
Taiwan: 0.45%
AU Optronics Corp. ADR	90,000	1,079,100
Far Eastern Textile Co., Ltd.	542,600	674,482
HON HAI Precision Industry Co., Ltd.	364,000	1,712,331
MediaTek, Inc.	48,000	833,566
Powertech Technology, Inc.	354,000	1,194,551
Prime View International Co., Ltd.*	276,000	720,125
Siliconware Precision Industries Co. ADR	95,700	670,857
Yuanta Financial Holding Co., Ltd.	1,200,000	874,606
Total Taiwan common stocks		7,759,618

	Shares	Value
Turkey: 0.04%
Turkiye Garanti Bankasi AS	167,027	$709,450
United Kingdom: 3.36%
Associated British Foods PLC	203,037	2,694,425
Barclays PLC	962,101	4,239,668
British Land Co. PLC,	190,892	1,463,265
British Sky Broadcasting Group PLC	324,019	2,918,828
Cobham PLC	512,603	2,066,243
GlaxoSmithKline PLC	246,222	5,215,758
Home Retail Group PLC	508,726	2,318,979
Imperial Tobacco Group PLC	99,315	3,129,930
Kingfisher PLC	440,337	1,614,137
Man Group PLC	710,534	3,495,167
Prudential PLC	319,363	3,253,370
Rio Tinto PLC	110,233	5,941,154
Sage Group PLC	1,025,617	3,641,214
Scottish & Southern Energy PLC	175,186	3,273,748
Tullow Oil PLC	143,660	2,995,874
Vodafone Group PLC	3,406,017	7,887,311
Wolseley PLC*	98,724	1,974,978
Total United Kingdom common stocks		58,124,049
United States: 27.81%
ACE Ltd.*	74,400	3,749,760
Adobe Systems, Inc.*	81,900	3,012,282
Aflac, Inc.	121,600	5,624,000
Allergan, Inc.	173,400	10,925,934
Amazon.com, Inc.*	51,200	6,887,424
American Electric Power Co., Inc.	178,400	6,206,536
American Tower Corp., Class A*	39,400	1,702,474
Amgen, Inc.*	48,200	2,726,674
Apple, Inc.*	74,600	15,730,156
AT&T, Inc.	257,600	7,220,528
Autodesk, Inc.*	112,500	2,858,625
Avon Products, Inc.	79,400	2,501,100
Baker Hughes, Inc.	130,700	5,290,736
Ball Corp.	36,500	1,887,050
Bank of America Corp.	426,200	6,418,572
Bank of New York Mellon Corp.	170,802	4,777,332
BlackRock, Inc.	12,400	2,879,280
BorgWarner, Inc.	108,900	3,617,658
Broadcom Corp., Class A*	88,800	2,792,760
Carnival Corp.*	160,900	5,098,921
Chevron Corp.	116,800	8,992,432
Cisco Systems, Inc.*	244,700	5,858,118
City National Corp.	41,200	1,878,720
CME Group, Inc.	12,200	4,098,590
Colgate-Palmolive Co.	36,100	2,965,615
Comcast Corp., Class A	497,600	8,389,536
Credicorp Ltd.	4,600	354,292

UBS Global Allocation Fund

Portfolio of investments

December 31, 2009 (unaudited)

	Shares	Value
DeVry, Inc.	46,500	$2,637,945
Discover Financial Services	166,775	2,453,260
Dynegy, Inc., Class A*	550,200	995,862
EI Du Pont de Nemours & Co.	70,200	2,363,634
EOG Resources, Inc.	39,700	3,862,810
Estee Lauder Cos., Inc., Class A	46,600	2,253,576
Exelon Corp.	134,800	6,587,676
Express Scripts, Inc.*	45,400	3,924,830
Exxon Mobil Corp.	145,700	9,935,283
FedEx Corp.	104,000	8,678,800
FirstEnergy Corp.	92,600	4,301,270
Fortune Brands, Inc.	107,400	4,639,680
General Dynamics Corp.	135,800	9,257,486
General Electric Co.	191,100	2,891,343
Genzyme Corp.*	34,200	1,676,142
Google, Inc., Class A*	14,600	9,051,708
Hess Corp.	82,600	4,997,300
Hewlett-Packard Co.	145,100	7,474,101
Illinois Tool Works, Inc.	147,900	7,097,721
IntercontinentalExchange, Inc.*	15,500	1,740,650
International Game Technology	167,000	3,134,590
Interpublic Group of Cos., Inc.*	530,200	3,912,876
Intersil Corp., Class A	77,600	1,190,384
Intuit, Inc.*	51,100	1,569,281
JPMorgan Chase & Co.	275,500	11,480,085
Kellogg Co.	57,300	3,048,360
KLA-Tencor Corp.	53,200	1,923,712
Kroger Co.	55,700	1,143,521
Lowe's Cos., Inc.	148,400	3,471,076
Marathon Oil Corp.	128,600	4,014,892
Marvell Technology Group Ltd.*	110,000	2,282,500
MasterCard, Inc., Class A	27,520	7,044,570
McDonald's Corp.	84,700	5,288,668
MDU Resources Group, Inc.	55,200	1,302,720
Medco Health Solutions, Inc.*	27,700	1,770,307
Medtronic, Inc.	109,600	4,820,208
Merck & Co., Inc.	165,500	6,047,370
Microsoft Corp.	230,100	7,015,749
Millipore Corp.*	19,400	1,403,590
Monsanto Co.	92,200	7,537,350
Morgan Stanley	162,250	4,802,600
MSCI, Inc., Class A*	36,700	1,167,060
National Semiconductor Corp.	72,000	1,105,920
Noble Corp.	74,100	3,015,870
Omnicom Group, Inc.	72,000	2,818,800
Oracle Corp.	121,700	2,986,518
PACCAR, Inc.	162,750	5,902,942
Pall Corp.	66,200	2,396,440
Parker Hannifin Corp.	41,200	2,219,856
Peabody Energy Corp.	92,900	4,200,009
Pepco Holdings, Inc.	147,100	2,478,635
PepsiCo, Inc.	100,800	6,128,640

	Shares	Value
Pfizer, Inc.	572,800	$10,419,232
Praxair, Inc.	55,700	4,473,267
Priceline.com, Inc.*	13,600	2,971,600
Principal Financial Group, Inc.	206,100	4,954,644
Procter & Gamble Co.	137,800	8,354,814
QUALCOMM, Inc.	221,200	10,232,712
Red Hat, Inc.*	16,200	500,580
Ryder System, Inc.	81,200	3,343,004
Salesforce.com, Inc.*	22,100	1,630,317
Schlumberger Ltd.	18,600	1,210,674
Sherwin-Williams Co.	54,300	3,347,595
Southwest Airlines Co.	305,100	3,487,293
Southwestern Energy Co.*	96,500	4,651,300
Suncor Energy, Inc.	52,400	1,850,244
Sysco Corp.	58,300	1,628,902
Talecris Biotherapeutics Holdings Corp.*	105,732	2,354,652
Time Warner Cable, Inc.	69,300	2,868,327
Time Warner, Inc.	65,100	1,897,014
Ultra Petroleum Corp.*	104,000	5,185,440
Union Pacific Corp.	80,800	5,163,120
United Technologies Corp.	37,700	2,616,757
UnitedHealth Group, Inc.	211,500	6,446,520
Verisk Analytics, Inc., Class A*	109,100	3,303,548
Viacom, Inc., Class B*	94,200	2,800,566
Visa, Inc., Class A	89,499	7,827,582
VMware, Inc., Class A*	78,991	3,347,639
Wal-Mart Stores, Inc.	110,700	5,916,915
Wells Fargo & Co.	344,700	9,303,453
Williams Cos., Inc.	226,100	4,766,188
Zimmer Holdings, Inc.*	60,700	3,587,977
Total United States common stocks		480,333,157
Total common stocks (cost $684,562,435)		826,676,246
Bonds: 13.06%
Corporate bonds: 0.19%
	Face amount
France: 0.02%
Compagnie de Financement Foncier, 4.000%, due 07/21/11 EUR	260,000	385,923
Germany: 0.02%
Hypothekenbank in Essen AG, 3.750%, due 09/28/12	260,000	387,057
Ireland: 0.02%
GE Capital European Funding, 4.875%, due 03/06/13	250,000	375,248

UBS Global Allocation Fund

Portfolio of investments

December 31, 2009 (unaudited)

	Face amount		Value
Italy: 0.02%
Intesa Sanpaolo SpA, 6.375%, due 04/06/10	EUR	255,000	$369,180
Netherlands: 0.05%
E.ON International Finance BV, 5.125%, due 10/02/12		250,000	384,076
Rabobank Nederland NV, 4.125%, due 04/04/12		250,000	375,212
Total Netherlands corporate bonds			759,288
United Kingdom: 0.04%
Lloyds TSB Bank PLC, 6.750%, due 10/24/18[1]	GBP	80,000	140,479
Royal Bank of Scotland PLC, 6.625%, due 09/17/18		90,000	152,057
Vodafone Group PLC, 3.625%, due 11/29/12	EUR	280,000	412,701
Total United Kingdom corporate bonds			705,237
United States: 0.02%
Citigroup, Inc., 5.500%, due 11/18/15	GBP	205,000	329,673
Total corporate bonds (cost $3,276,111)			3,311,606
Asset-backed securities: 0.01%
United States: 0.01%
Irwin Home Equity Corp., Series 2005-C, Class 1M3, 6.150%, due 04/25/30[3,4]		$255,242	107,201
Morgan Stanley ABS Capital I, Series 2006-HE6, Class A2A, 0.271%, due 09/25/36[5]		30,607	30,360
Total asset-backed securities (cost $283,336)			137,561
Commercial mortgage-backed security: 0.16%
United States: 0.16%
GS Mortgage Securities Corp. II, Series 2006-RR2, Class A1, 5.681%, due 06/23/46[2,5] (cost $8,747,325)		8,916,334	2,720,373

	Face amount		Value
Mortgage & agency debt securities: 0.11%
United States: 0.11%
Federal Home Loan Mortgage Corp. Gold Pools,† #G00194, 7.500%, due 02/01/24		$85,829	$96,242
Government National Mortgage Association, Series 2001-35, Class AZ, 6.500%, due 08/20/31		1,654,196	1,776,783
Total mortgage & agency debt securities (cost $1,821,748)			1,873,025
Stripped mortgage-backed security: 0.00%[6]
United States: 0.00%[6]
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-21, Class 6AX, IO, 5.500%, due 11/25/35[3,5] (cost $19,331)		609,052	85,493
US government obligations: 8.76%
United States: 8.76%
US Treasury Bonds, 4.500%, due 08/15/39		8,795,000	8,595,740
6.125%, due 11/15/27		6,000,000	7,147,500
6.250%, due 08/15/23		3,500,000	4,180,313
8.750%, due 08/15/20		11,860,000	16,778,200
US Treasury Notes, 0.750%, due 11/30/11		18,370,000	18,250,172
1.000%, due 10/31/11[1]		35,305,000	35,273,226
1.875%, due 06/15/12		9,500,000	9,603,911
2.125%, due 11/30/14		31,040,000	30,305,283
2.625%, due 04/30/16		14,000,000	13,565,776
3.375%, due 11/15/19		7,935,000	7,632,518
Total US government obligations (cost $154,599,725)			151,332,639
Non US-government obligations: 3.72%
Austria: 0.12%
Government of Austria, 4.150%, due 03/15/37[2]	EUR	1,480,000	2,000,147
Belgium: 0.18%
Government of Belgium, 8.000%, due 03/28/15		1,730,000	3,100,622
Canada: 0.08%
Government of Canada, 5.250%, due 06/01/12	CAD	1,375,000	1,422,120

UBS Global Allocation Fund

Portfolio of investments

December 31, 2009 (unaudited)

	Face amount		Value
Denmark: 0.04%
Government of Denmark, 4.000%, due 11/15/17	DKK	3,500,000	$699,433
Finland: 0.11%
Government of Finland, 4.375%, due 07/04/19	EUR	1,212,000	1,846,714
France: 0.42%
Government of France, 3.750%, due 04/25/21		1,170,000	1,677,707
4.000%, due 04/25/14		1,880,000	2,866,319
4.250%, due 04/25/19		960,000	1,452,725
4.750%, due 04/25/35		855,000	1,319,168
			7,315,919
Germany: 0.58%
Bundesobligation, 4.000%, due 10/11/13		1,625,000	2,487,483
Bundesrepublik Deutschland, 3.500%, due 01/04/16		1,870,000	2,788,665
3.750%, due 01/04/19		1,340,000	1,985,770
4.000%, due 01/04/37		1,215,000	1,696,338
Bundesschatzanweisungen, 2.250%, due 12/10/10		675,000	980,342
			9,938,598
Greece: 0.13%
Hellenic Republic Government Bond, 4.300%, due 03/20/12		700,000	1,002,241
6.000%, due 07/19/19		850,000	1,231,129
			2,233,370
Italy: 0.89%
Buoni Poliennali Del Tesoro, 3.750%, due 02/01/11		1,700,000	2,504,224
3.750%, due 12/15/13		2,900,000	4,320,573
3.750%, due 08/01/21		540,000	752,542
4.000%, due 02/01/17		2,850,000	4,241,484
4.250%, due 08/01/13		1,159,000	1,764,081
5.000%, due 08/01/34		1,200,000	1,780,590
			15,363,494
Netherlands: 0.36%
Government of Netherlands, 4.000%, due 01/15/11		1,125,000	1,663,949
4.000%, due 07/15/16		1,820,000	2,756,734
4.250%, due 07/15/13		1,145,000	1,762,518
			6,183,201

	Face amount		Value
Spain: 0.12%
Government of Spain, 3.250%, due 07/30/10	EUR	1,000,000	$1,453,190
5.750%, due 07/30/32		400,000	653,836
			2,107,026
Sweden: 0.04%
Government of Sweden, 6.750%, due 05/05/14	SEK	4,600,000	756,211
United Kingdom: 0.65%
UK Gilts, 2.250%, due 03/07/14	GBP	790,000	1,253,321
4.250%, due 03/07/11		1,000,000	1,679,970
4.250%, due 12/07/49		1,050,000	1,672,725
4.500%, due 03/07/19		380,000	633,785
4.750%, due 12/07/38		800,000	1,361,549
4.750%, due 06/07/10		2,625,000	4,316,557
5.000%, due 03/07/12		175,000	303,328
			11,221,235
Total non US-government obligations (cost $61,532,176)			64,188,090
Sovereign/supranational bond: 0.11%
European Investment Bank, 5.375%, due 10/15/12 (cost $1,779,387)	EUR	1,270,000	1,983,225
Total bonds (cost $232,059,139)			225,632,012
Investment companies: 36.83%
	Shares
UBS Corporate Bond Relationship Fund*[7]		7,392,026	95,875,320
UBS Emerging Markets Equity Relationship Fund*[7]		3,346,666	112,637,063
UBS Global (ex-U.S.) All Cap Growth Relationship Fund*[7]		19,522,619	259,336,518
UBS Global Aggregate Bond Relationship Fund*[7]		7,600,000	76,827,640
UBS High Yield Relationship Fund*[7]		2,162,899	50,119,550
UBS Small-Cap Equity Relationship Fund*[7]		1,009,838	40,918,238
UBS U.S. Treasury Inflation Protected Securities Relationship Fund*[7]		40,291	484,846
Total investment companies (cost $497,031,167)			636,199,175

UBS Global Allocation Fund

Portfolio of investments

December 31, 2009 (unaudited)

	Number of warrants	Value
Warrant: 0.05%
Bahamas: 0.05%
Credit Suisse Nassau, strike @USD1.00, expires 09/07/12* (cost $982,801)	185,739	$908,838
Short-term investment: 0.99%
Investment company: 0.99%
	Shares
UBS Cash Management Prime Relationship Fund, 0.120%[7,8] (cost $17,113,993)	17,113,993	17,113,993

	Shares	Value
Investment of cash collateral from securities loaned: 0.44%
UBS Private Money Market Fund LLC, 0.134%[7,8] (cost $7,630,428)	7,630,428	$7,630,428
Total investments: 99.23% (cost $1,439,379,963)		1,714,160,692
Cash and other assets, less liabilities: 0.77%		13,221,126
Net assets: 100.00%		$1,727,381,818

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $1,439,379,963; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$303,952,117
Gross unrealized depreciation	(29,171,388)
Net unrealized appreciation of investments	$274,780,729

*  Non-income producing security.

†  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

1  Security, or portion thereof, was on loan at December 31, 2009.

2  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, the value of these securities amounted to $5,756,238 or 0.33% of net assets.

3  Security is illiquid. At December 31, 2009, the value of these securities amounted to $192,694 or 0.01% of net assets.

4  Step bond—Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2009. Maturity date disclosed is the ultimate maturity date.

5  Floating rate security—The interest rates shown are the current rates as of December 31, 2009.

6  Amount represents less than 0.005%.

7  Investment in affiliated investment company.

8  The rate shown reflects the yield at December 31, 2009.

ABS  Asset-backed securities

ADR  American depositary receipt

CDI  Chess depositary interest

CVA  Dutch certification—depositary certificate

GDR  Global depositary receipt

GS  Goldman Sachs

IO  Interest only—This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

OJSC  Open joint stock company

Preference
shares  A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

UBS Global Allocation Fund

Portfolio of investments

December 31, 2009 (unaudited)

Currency type abbreviations:

CAD  Canadian Dollar

DKK  Danish Krone

EUR  Euro

GBP  Great Britain Pound

SEK  Swedish Krona

USD  United States Dollar

Forward foreign currency contracts

UBS Global Allocation Fund had the following open forward foreign currency contracts as of December 31, 2009:

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation/ (depreciation)
Australian Dollar	30,305,000	USD	27,889,995	03/03/10	$824,296
Brazilian Real	23,810,000	USD	13,480,156	03/03/10	(40,145)
Euro	64,825,000	USD	97,389,191	03/03/10	4,465,147
Euro	9,410,000	USD	13,449,243	03/03/10	(39,616)
Great Britain Pound	3,790,000	USD	6,329,300	03/03/10	209,473
Hong Kong Dollar	116,135,000	USD	14,994,255	03/03/10	9,770
Japanese Yen	883,000,000	USD	9,548,320	03/03/10	64,813
Korean Won	10,558,000,000	USD	9,115,476	03/03/10	64,271
Singapore Dollar	11,800,000	USD	8,540,204	03/03/10	146,407
Swiss Franc	37,355,000	USD	37,271,214	03/03/10	1,150,111
United States Dollar	14,999,715	CAD	15,765,000	03/03/10	74,149
United States Dollar	6,358,563	CHF	6,580,000	03/03/10	4,089
United States Dollar	10,124,404	EUR	6,710,000	03/03/10	(505,887)
United States Dollar	120,530,949	JPY	10,569,600,000	03/03/10	(7,012,410)
United States Dollar	19,173,511	KRW	22,178,000,000	03/03/10	(160,666)
United States Dollar	15,012,623	MXN	195,640,000	03/03/10	(156,529)
United States Dollar	92,768,870	SEK	638,440,000	03/03/10	(3,507,397)
United States Dollar	17,132,099	TWD	546,000,000	03/03/10	215,857
United States Dollar	17,616,773	ZAR	132,760,000	03/03/10	180,142
Net unrealized depreciation on forward foreign currency contracts					$(4,014,125)

Currency type abbreviations:

CAD   Canadian Dollar

CHF   Swiss Franc

EUR   Euro

JPY   Japanese Yen

KRW   Korean Won

MXN   Mexican Peso

SEK   Swedish Krona

TWD   New Taiwan Dollar

USD   United States Dollar

ZAR   South African Rand

UBS Global Allocation Fund

Portfolio of investments

December 31, 2009 (unaudited)

Futures contracts

UBS Global Allocation Fund had the following open futures contracts as of December 31, 2009:

	Expiration dates	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
10 Year US Treasury Notes, 765 contracts (USD)	March 2010	$90,521,823	$88,321,641	$(2,200,182)
US Treasury futures sell contracts:
2 Year US Treasury Notes, 810 contracts (USD)	March 2010	(175,819,426)	(175,175,156)	644,270
Index futures buy contracts:
Amsterdam Exchange Index, 279 contracts (EUR)	January 2010	25,735,955	26,634,873	898,918
Dow Jones EURO STOXX 50 Index, 833 contracts (EUR)	March 2010	34,316,554	35,287,383	970,829
FTSE 100 Index, 714 contracts (GBP)	March 2010	60,434,779	61,387,692	952,913
FTSE MIB Index, 106 contracts (EUR)	March 2010	17,350,043	17,823,987	473,944
NIKKEI 225 Index, 158 contracts (JPY)	March 2010	17,141,692	17,907,560	765,868
Index futures sell contracts:
DAX Index, 83 contracts (EUR)	March 2010	(17,520,825)	(17,679,581)	(158,756)
Hang Seng Stock Index, 63 contracts (HKD)	January 2010	(8,655,046)	(8,817,548)	(162,502)
S&P Toronto Stock Exchange 60 Index, 275 contracts (CAD)	March 2010	(35,398,832)	(36,328,345)	(929,513)
SPI 200 Index, 332 contracts (AUD)	March 2010	(34,554,830)	(36,071,239)	(1,516,409)
Interest rate futures buy contracts:
Euro-Bund, 202 contracts (EUR)	March 2010	35,659,279	35,093,849	(565,430)
Long Gilt , 47 contracts (GBP)	March 2010	8,904,417	8,688,403	(216,014)
Net unrealized depreciation on futures contracts				$(1,042,064)

Currency type abbreviations:

AUD   Australian Dollar

CAD   Canadian Dollar

EUR   Euro

GBP   Great Britain Pound

HKD   Hong Kong Dollar

JPY   Japanese Yen

USD   United States Dollar

Swap Agreements

UBS Global Allocation Fund had outstanding interest rate swap contracts with the following terms as of December 31, 2009:

Counterparty	Notional amount		Termination dates	Payments made by the Fund	Payments received by the Fund	Upfront payments (made)/ received	Value	Unrealized appreciation
Credit Suisse	USD	140,800,000	01/13/10	0.2341%[1]	0.6544%[2]	$—	$116,883	$116,883
Merrill Lynch International	USD	79,000,000	01/13/10	0.2341[1]	0.6544[2]	—	65,581	65,581
						$—	$182,464	$182,464

1  Rate based on 3 month LIBOR (USD BBA).

2  Rate based on 1 month LIBOR (USD BBA).

BBA  British Banking Association

LIBOR  London Interbank Offered Rate

Currency type abbreviation:

USD  United States Dollar

UBS Global Allocation Fund

Portfolio of investments

December 31, 2009 (unaudited)

Concluded

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund's investments:

Measurements at 12/31/09
Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks[1]	$546,350,187	$280,326,059	$—	$826,676,246
Corporate bonds	—	3,311,606	—	3,311,606
Asset-backed securities	—	30,360	107,201	137,561
Commercial mortgage-backed security	—	2,720,373	—	2,720,373
Mortgage & agency debt securities	—	1,873,025	—	1,873,025
Warrants	908,838	—	—	908,838
Stripped mortgage-backed security	—	85,493	—	85,493
US government obligations	—	151,332,639	—	151,332,639
Non US-government obligations	—	64,188,090	—	64,188,090
Sovereign/supranational bond	—	1,983,225	—	1,983,225
Investment companies	—	636,199,175	—	636,199,175
Short-term investment	—	17,113,993	—	17,113,993
Investment of cash collateral from securities loaned	—	7,630,428	—	7,630,428
Other financial instruments[2]	(1,042,064)	(3,831,661)	—	(4,873,725)
Total	$546,216,961	$1,162,962,805	$107,201	$1,709,286,967

1  The Fund may hold investments which have been fair valued in accordance with the Fund's fair valuation policy as of December 31, 2009, which may result in movement between Level 1 and Level 2.

2  Other financial instruments may include open futures contracts, swap agreements, options, and forward foreign currency contracts.

Level 3 Rollforward Disclosure

The following is a rollforward of the Fund's investments that were valued using unobservable inputs for the period:

Measurements using unobservable inputs (Level 3)
	Asset-backed securities	Collateralized debt obligation	Commercial mortgage- backed securities	Stripped mortgage- backed securities	Total
Assets
Beginning balance	$102,097	$87,750	$2,135,791	$238,794	$2,564,432
Total gains or losses (realized/unrealized) included in earnings	5,104	(55,250)	85,061	144,795	179,710
Purchases, sales, issuances, and settlements (net)	—	(32,500)	(161,673)	(383,589)	(577,762)
Transfers in and/or out of Level 3	—	—	(2,059,179)	—	(2,059,179)
Ending balance	$107,201	$—	$—	$—	$107,201
The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to investments still held at 12/31/09.	$5,104	$—	$—	$—	$5,104

See accompanying notes to financial statements.

UBS Global Frontier Fund

Portfolio performance

For the six months ended December 31, 2009, Class A shares of UBS Global Frontier Fund (the "Fund") returned 32.34% (Class A shares returned 24.97% after the deduction of the maximum sales charge), while Class Y shares returned 32.40%. The Fund's benchmark, the GSMI Mutual Fund Index (the "Index"), returned 16.64% over the same time period.

For comparison purposes, the MSCI World Free Index (net) returned 22.23%. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 50; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund outperformed its benchmark primarily due to asset allocation and leverage decisions. Security selection and currency positioning were positive for the reporting period, as well.

Portfolio performance summary1

What worked

•  Asset allocation decisions were the largest generator of positive performance during the period.

  – An overweight to equities made a strong positive contribution to relative returns. With the worst of the financial crisis and economic downturn appearing to be likely behind us, we witnessed a rebound in investor risk appetite, and equity prices advanced sharply during the period. The Fund was overweight to US, international and emerging markets equities, with our largest overweight in what we view to be the still-undervalued US market.

  – The Fund was underweight to global fixed income securities for much of the period. Our valuation research showed government bonds to be expensive relative to other asset classes. The underweight position benefited returns as yield curves steepened mid-period, reflecting both the slowing pace of the economic deterioration and concerns about accelerating fiscal deficits.

  Additionally, investors eschewed government bonds, and yields in many sovereign bond markets rose during the period, leading to negative returns. The Fund successfully navigated this fixed income market, and benefited as a result.

•  Security selection in the equity component was positive across the board. The US equity market staged a dramatic recovery from its March 2009 lows. Many market participants were overly focused on economic conditions at the time, which caused them to miss the early phase of the market recovery. Adherence to our investment process led to strong stock selection across many industry groups during the period, and was the primary driver of the Fund's significant outperformance. In particular, selection within the information technology and transportation sectors was positive for the period.

  – Sector allocation within the Fund's US equity sleeve also made a strong contribution to returns. Overweights to healthcare equipment and services, transportation and media, as well as an underweight to banks, were all positive for relative performance.

1  For a detailed commentary on the market environment in general during the reporting period, see pages 2-3.

UBS Global Frontier Fund

•  The Fund's currency strategy made a positive contribution to performance.

  – Currency performance was positive for the period, as our overweight to the Swedish Krona and underweight to the euro continued to pay off. The market rewarded countries like Sweden, which demonstrated strong fiscal and economic fundamentals. The euro suffered toward the end of the period as credit and fiscal concerns mounted in Greece and other peripheral euro zone countries.

  – The Fund maintained an anti-carry trade bias, in which we were underweight to high-yielding currencies and overweight to lower-yielding "safe haven" currencies.

  – After currency valuations returned to what we believed were normal levels, the Fund maintained a level of currency risk below its long-term average, because we did not see significant opportunities in currency markets. During the fourth quarter, however, our research indicated that currency valuations were becoming stretched once more. The Fund took several positions in order to capitalize on the opportunities.

•  The Fund's leverage strategy magnified the positive performance during the period. We held the amount of leverage in the Fund at its maximum level of 50% for the six-month period. This allowed us to take further advantage of the runup in the prices of global equities, and magnified the impact of our avoidance of fixed income. We remain convinced that riskier assets like equities and investment grade corporate bonds offer attractive absolute and risk-adjusted potential returns.

What didn't work

•  Security selection within the high yield debt component hurt the Fund. The US high yield portfolio underperformed its benchmark due to its conservative positioning and allocation to higher quality credits. Throughout the period, we saw dramatic spread compression, which led to lower quality credits outperforming higher quality companies.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2009. The views and opinions in the letter were current as of February 17, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS Global Frontier Fund

Average annual total returns for periods ended 12/31/09 (unaudited)

	6 months	1 year	Inception[1]
Before deducting maximum sales charge
Class A2	32.34%	47.66%	(10.37)%
Class C3	32.03	46.76	(11.01)
Class Y4	32.40	47.99	(10.12)
After deducting maximum sales charge
Class A2	24.97	39.58	(12.43)
Class C3	31.03	45.76	(11.01)
MSCI World Free Index (net)[5]	22.23	29.99	(9.43)
GSMI Mutual Fund Index[6]	16.64	24.98	(2.18)

The gross and net expense ratios, respectively, for each class of shares as in the October 28, 2009 prospectuses were as follows: Class A—1.79% and 1.53%; Class C— 2.61% and 2.28%; Class Y— 1.48% and 1.28%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies and interest expense) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies and interest expense), through the fiscal year ending June 30, 2010, do not exceed 1.40% for Class A shares, 2.15% for Class C shares and 1.15% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

1  Inception date of UBS Global Frontier Fund Class A, Class C and Class Y shares is July 26, 2007. Inception date of the indices, for the purpose of this illustration, is July 31, 2007.

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

4  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of June 2007, the index consisted of 23 developed market country indices. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The GSMI Mutual Fund Index is an unmanaged index compiled by the Advisor, constructed as follows: 65% MSCI All Country World Index, 15% Citigroup World Government Bond ex US Index, 15% Citigroup US Government Bond Index, 2% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global),and 3% Merrill Lynch US High Yield Cash Pay Constrained Index. On December 1, 2003, the 40% Russell 3000 Index replaced the 40% Wilshire 5000 Index, and on June 1, 2005, the 3% Merrill Lynch US High Yield Cash Pay Constrained Index replaced the 3% Merrill Lynch US High Yield Cash Pay Index. On April 30, 2009, the 65% MSCI All Country World Index replaced the 40% Russell 3000 Index, 22% MSCI World ex USA Index and 3% MSCI Emerging Markets Index (net); the 15% Citigroup World Government Bond ex US Index and 15% Citigroup US Government Bond Index replaced the 9% Citigroup World Government Bond ex US Index and the 21% Citigroup Broad Investment Grade Index. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

UBS Global Frontier Fund

Top ten fixed income holdings (unaudited)1

As of December 31, 2009

Percentage of net assets
Buoni Poliennali Del Tesoro, 4.250%, due 08/1/13	1.4%
Government of the Netherlands, 5.000%, due 07/15/12	1.0
Bundesschatzanweisungen, 4.000%, due 09/10/10	1.0
US Treasury Notes, 2.125%, due 11/30/14	0.7
US Treasury Notes, 1.000%, due 10/31/11	0.6
Government of France, 4.000%, due 04/25/18	0.6
UK Gilts, 4.750%, due 06/07/10	0.6
Bundesrepublik Deutschland, 4.750%, due 07/04/34	0.5
UK Gilts, 5.000%, due 03/07/12	0.4
Buoni Poliennali Del Tesoro, 4.000%, due 02/01/37	0.4
Total	7.2%

Country exposure, top five (unaudited)2

As of December 31, 2009

Percentage of net assets
United States	2.9%
Italy	2.2
United Kingdom	1.7
Germany	1.7
France	1.5
Total	10.0%

1  Figures represent the direct investments of the UBS Global Frontier Fund. Figures could be different if a breakdown of the underlying investment companies was included.

2  Figures represent the direct investments of the UBS Global Frontier Fund. If a breakdown of the underlying investment companies was included the country exposure percentage would be as follows: United States 39.4%, United Kingdom, 6.8%, Japan 4.0%, China 4.5%, Germany 3.4%.

UBS Global Frontier Fund

Industry diversification (unaudited)1

As a percentage of net assets as of December 31, 2009

Bonds

Corporate bonds

Commercial banks	0.12%
Diversified financial services	0.11
Total corporate bonds	0.23
Asset-backed security	0.04
Mortgage & agency debt security	0.05
US government obligations	2.87
Non US-government obligations	10.11
Sovereign/supranational bond	0.06
Total bonds	13.36

Investment companies

UBS Corporate Bond Relationship Fund	6.41
UBS Emerging Markets Equity Relationship Fund	16.28
UBS Global (ex-U.S.) All Cap Growth Relationship Fund	11.23
UBS Global Aggregate Bond Relationship Fund	5.40
UBS High Yield Relationship Fund	4.59
UBS International Equity Relationship Fund	10.60
UBS U.S. Large Cap Equity Relationship Fund	17.86
UBS U.S. Large Cap Growth Equity Relationship Fund	7.21
Total investment companies	79.58
Short-term investment	2.70
Total investments	95.64
Cash and other assets, less liabilities	4.36
Net assets	100.00%

1  Figures represent the industry breakdown of direct investments of the UBS Global Frontier Fund. Figures would be different if a breakdown of the underlying investment companies' industry diversification was included.

UBS Global Frontier Fund

Portfolio of investments

December 31, 2009 (unaudited)

	Face amount		Value
Bonds: 13.36%
Corporate bonds: 0.23%
Germany: 0.05%
Hypothekenbank in Essen AG, 3.750%, due 09/28/12	EUR	25,000	$37,217
Ireland: 0.05%
GE Capital European Funding, 4.875%, due 03/06/13	EUR	25,000	37,525
Italy: 0.04%
Intesa Sanpaolo SpA, 6.375%, due 04/06/10	EUR	20,000	28,955
Netherlands: 0.09%
E.ON International Finance BV, 5.125%, due 10/02/12	EUR	30,000	46,089
Rabobank Nederland NV, 4.125%, due 04/04/12		15,000	22,513
Total Netherlands corporate bonds			68,602
Total corporate bonds (cost $170,515)			172,299
Asset-backed security: 0.04%
United States: 0.04%
Irwin Home Equity Corp., Series 2005-C, Class 1M3, 6.150%, due 04/25/30 (cost $67,675)[1,2]		$68,065	28,587
Mortgage & agency debt security: 0.05%
United States: 0.05%
Federal Home Loan Mortgage Corp.,† 5.750%, due 09/15/10 (cost $36,043)		25,000	36,973
US government obligations: 2.87%
US Treasury Bonds, 4.500%, due 08/15/39		200,000	195,469
6.250%, due 08/15/23		70,000	83,606
6.625%, due 02/15/27		105,000	131,135
US Treasury Notes, 0.750%, due 11/30/11		235,000	233,467
1.000%, due 10/31/11		440,000	439,604
1.875%, due 06/15/12		220,000	222,406
2.125%, due 11/30/14		565,000	551,627
3.375%, due 11/15/19		165,000	158,710

	Face amount		Value
4.625%, due 07/31/12		$120,000	$129,600
			2,145,624
Total US government obligations (cost $2,173,489)			2,145,624
Non US-government obligations: 10.11%
Austria: 0.30%
Republic of Austria, 4.350%, due 03/15/19[3]	EUR	150,000	225,408
Belgium: 0.48%
Belgium Government Bond, 3.500%, due 03/28/11	EUR	100,000	147,492
Belgium Kingdom, 5.500%, due 09/28/17		130,000	212,387
			359,879
Canada: 0.19%
Government of Canada, 4.000%, due 06/01/16	CAD	60,000	60,341
5.250%, due 06/01/12		80,000	82,742
			143,083
Denmark: 0.09%
Government of Denmark, 4.000%, due 11/15/17	DKK	350,000	69,943
Finland: 0.28%
Government of Finland, 3.875%, due 09/15/17	EUR	140,000	208,492
France: 1.48%
Government of France, 3.750%, due 04/25/21	EUR	200,000	286,787
4.000%, due 04/25/18		280,000	419,959
4.250%, due 10/25/17		190,000	290,284
4.750%, due 04/25/35		70,000	108,002
			1,105,032
Germany: 1.65%
Bundesrepublik Deutschland, 3.750%, due 01/04/19	EUR	40,000	59,277
4.750%, due 07/04/34		240,000	373,052
5.000%, due 07/04/11		25,000	37,907
Bundesschatzanweisungen, 4.000%, due 09/10/10		490,000	718,286
Kreditanstalt fuer Wiederaufbau, 4.625%, due 10/12/12		30,000	46,045
			1,234,567

UBS Global Frontier Fund

Portfolio of investments

December 31, 2009 (unaudited)

	Face amount		Value
Greece: 0.35%
Hellenic Republic Government Bond, 4.300%, due 03/20/12	EUR	80,000	$114,542
6.000%, due 07/19/19		100,000	144,838
			259,380
Italy: 2.14%
Buoni Poliennali Del Tesoro, 4.000%, due 02/01/37	EUR	245,000	312,287
4.250%, due 08/01/13		700,000	1,065,450
4.500%, due 08/01/18		150,000	226,687
			1,604,424
Netherlands: 1.28%
Government of the Netherlands, 4.000%, due 07/15/18	EUR	140,000	209,106
5.000%, due 07/15/12		485,000	752,618
			961,724
Spain: 0.07%
Government of Spain, 5.750%, due 07/30/32	EUR	30,000	49,038
Sweden: 0.09%
Government of Sweden, 6.750%, due 05/05/14	SEK	390,000	64,114
United Kingdom: 1.71%
UK Gilts, 2.250%, due 03/07/14	GBP	55,000	87,256
4.250%, due 12/07/49		75,000	119,480
4.500%, due 03/07/19		50,000	83,393
4.750%, due 06/07/10		255,000	419,323
4.750%, due 12/07/38		115,000	195,723
5.000%, due 03/07/12		190,000	329,328
8.000%, due 06/07/21		20,000	43,597
			1,278,100
Total non US-government obligations (cost $7,268,599)			7,563,184
Sovereign/supranational bond: 0.06%
European Investment Bank, 5.375%, due 10/15/12 (cost $45,269)	EUR	30,000	46,848
Total bonds (cost $9,761,590)			9,993,515

	Shares	Value
Investment companies: 79.58%
UBS Corporate Bond Relationship Fund*[4]	369,601	$4,793,766
UBS Emerging Markets Equity Relationship Fund*[4]	361,970	12,182,659
UBS Global (ex-U.S.) All Cap Growth Relationship Fund*[4]	632,471	8,401,687
UBS Global Aggregate Bond Relationship Fund*[4]	400,000	4,043,560
UBS High Yield Relationship Fund*[4]	148,226	3,434,744
UBS International Equity Relationship Fund*[4]	478,890	7,933,915
UBS U.S. Large Cap Equity Relationship Fund*[4]	783,312	13,362,592
UBS U.S. Large Cap Growth Equity Relationship Fund*[4]	463,750	5,390,399
Total investment companies (cost $43,805,098)		59,543,322
Short-term investment: 2.70%
Investment company: 2.70%
UBS Cash Management Prime Relationship Fund, 0.120%[4,5] (cost $2,016,934)	2,016,934	2,016,934
Total investments: 95.64% (cost $55,583,622)		71,553,771
Cash and other assets, less liabilities: 4.36%		3,264,471
Net assets: 100.00%		$74,818,242

UBS Global Frontier Fund

Portfolio of investments

December 31, 2009 (unaudited)

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $55,583,622; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$16,087,864
Gross unrealized depreciation	(117,715)
Net unrealized appreciation of investments	$15,970,149

*  Non-income producing security.

†  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

1  Security is illiquid. At December 31, 2009, the value of these securities amounted to $28,587 or 0.04% of net assets.

2  Step bond—Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2009. Maturity date disclosed is the ultimate maturity date.

3  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, the value of these securities amounted to $225,408 or 0.30% of net assets.

4  Investment in affiliated investment company.

5  The rate shown reflects the yield at December 31, 2009.

Forward foreign currency contracts

UBS Global Frontier Fund had the following open forward foreign currency contracts as of December 31, 2009:

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation/ (depreciation)
Australian Dollar	895,000	USD	823,445	03/03/10	$24,111
Brazilian Real	740,000	USD	418,955	03/03/10	(1,248)
Euro	2,535,000	USD	3,821,665	03/03/10	187,844
Japanese Yen	33,100,000	USD	364,527	03/03/10	9,030
Swiss Franc	965,000	USD	964,836	03/03/10	31,712
United States Dollar	1,566,275	CAD	1,640,000	03/03/10	1,827
United States Dollar	3,329,426	GBP	1,995,000	03/03/10	(108,039)
United States Dollar	10,995,302	JPY	964,200,000	03/03/10	(639,699)
United States Dollar	1,137,719	KRW	1,316,000,000	03/03/10	(9,534)
United States Dollar	842,554	MXN	10,950,000	03/03/10	(11,056)
United States Dollar	1,054,824	NOK	5,910,000	03/03/10	(36,652)
United States Dollar	4,965,672	SEK	34,030,000	03/03/10	(207,875)
United States Dollar	1,123,313	TWD	35,800,000	03/03/10	14,153
United States Dollar	1,166,724	ZAR	8,760,000	03/03/10	7,582
Net unrealized depreciation on forward foreign currency contracts					$(737,844)

Currency type abbreviations:

CAD  Canadian Dollar

DKK  Danish Krone

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

KRW  Korean Won

MXN  Mexican Peso

NOK  Norwegian Krone

SEK  Swedish Krona

TWD  New Taiwan Dollar

USD  United States Dollar

ZAR  South African Rand

UBS Global Frontier Fund

Portfolio of investments

December 31, 2009 (unaudited)

Futures contracts

UBS Global Frontier Fund had the following open futures contracts as of December 31, 2009:

	Expiration dates	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
10 Year US Treasury Notes, 43 contracts (USD)	March 2010	$5,088,155	$4,964,484	$(123,670)
US Treasury futures sell contracts:
2 Year US Treasury Notes, 45 contracts (USD)	March 2010	(9,767,746)	(9,731,953)	35,793
Index futures buy contracts:
Amsterdam Exchange Index, 18 contracts (EUR)	January 2010	1,660,384	1,718,379	57,995
CAC 40 Euro Index, 17 contracts (EUR)	January 2010	926,312	953,798	27,486
Dow Jones EURO STOXX 50 Index, 110 contracts (EUR)	March 2010	4,531,598	4,659,799	128,201
FTSE 100 Index, 78 contracts (GBP)	March 2010	6,602,123	6,706,218	104,096
FTSE MIB Index, 7 contracts (EUR)	March 2010	1,145,758	1,177,056	31,298
IBEX 35 Index, 4 contracts (EUR)	January 2010	675,618	680,067	4,449
OMX Stockholm 30 Index, 107 contracts (SEK)	January 2010	1,421,077	1,418,828	(2,250)
Russell 2000 Index, 60 contracts (USD)	March 2010	3,559,380	3,743,400	184,020
S&P 500 Index, 51 contracts (USD)	March 2010	13,989,478	14,161,425	171,946
TOPIX Index, 40 contracts (JPY)	March 2010	3,839,412	3,893,345	53,933
Index futures sell contracts:
DAX Index, 4 contracts (EUR)	March 2010	(844,377)	(852,028)	(7,651)
S&P Toronto Stock Exchange 60 Index, 3 contracts (CAD)	March 2010	(386,169)	(396,309)	(10,140)
Net unrealized appreciation on futures contracts				$655,506

Currency type abbreviations:

CAD  Canadian Dollar

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

SEK  Swedish Krona

USD  United States Dollar

UBS Global Frontier Fund

Portfolio of investments

December 31, 2009 (unaudited)

Concluded

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund's investments:

Measurements at 12/31/09
Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$172,299	$—	$172,299
Asset-backed security	—	—	28,587	28,587
Mortgage & agency debt security	—	36,973	—	36,973
US government obligations	—	2,145,624	—–	2,145,624
Non-US government obligations	—	7,563,184	—	7,563,184
Sovereign/supranational bond	—	46,848	—	46,848
Investment companies	—	59,543,322	—	59,543,322
Short-term investment	—	2,016,934	—	2,016,934
Other financial instruments[1]	655,506	(737,844)	—	(82,338)
Total	$655,506	$70,787,340	$28,587	$71,471,433

1  Other financial instruments may include open futures contracts, swap agreements, options and forward foreign currency contracts.

Measurements using unobservable inputs (Level 3)
	Asset-backed securities	Total
Assets
Beginning balance	$27,226	$27,226
Total gains or losses (realized/unrealized) included in earnings	1,361	1,361
Purchases, sales, issuances, and settlements (net)	—	—
Transfers in and/or out of Level 3	—	—
Ending balance	$28,587	$28,587
The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to investments still held at 12/31/09.	$2,744	$2,744

See accompanying notes to financial statements.

The UBS Funds

December 31, 2009 (unaudited)

Explanation of expense disclosure (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 to December 31, 2009.

Actual expenses

The first line of each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on that Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

This projection assumes that annualized expense ratios were in effect during the period July 1, 2009 to December 31, 2009.

The UBS Funds

December 31, 2009 (unaudited)

	Beginning account value July 1, 2009	Ending account value December 31, 2009	Expenses paid during period* 07/01/09 – 12/31/09	Expense ratio during period
UBS Dynamic Alpha Fund
Class A Actual	$1,000.00	$1,190.00	$9.55	1.73%
Hypothetical (5% annual return before expenses)	1,000.00	1,016.48	8.79	1.73
Class B Actual	1,000.00	1,183.10	13.65	2.48
Hypothetical (5% annual return before expenses)	1,000.00	1,012.70	12.58	2.48
Class C Actual	1,000.00	1,183.60	13.65	2.48
Hypothetical (5% annual return before expenses)	1,000.00	1,012.70	12.58	2.48
Class Y Actual	1,000.00	1,190.50	8.12	1.47
Hypothetical (5% annual return before expenses)	1,000.00	1,017.80	7.48	1.47
UBS Global Allocation Fund
Class A Actual	1,000.00	1,217.30	6.87	1.23
Hypothetical (5% annual return before expenses)	1,000.00	1,019.00	6.26	1.23
Class B Actual	1,000.00	1,211.80	11.71	2.10
Hypothetical (5% annual return before expenses)	1,000.00	1,014.62	10.66	2.10
Class C Actual	1,000.00	1,212.10	11.26	2.02
Hypothetical (5% annual return before expenses)	1,000.00	1,015.02	10.26	2.02
Class Y Actual	1,000.00	1,220.10	5.37	0.96
Hypothetical (5% annual return before expenses)	1,000.00	1,020.37	4.89	0.96
UBS Global Frontier Fund
Class A Actual	1,000.00	1,323.40	8.20	1.40
Hypothetical (5% annual return before expenses)	1,000.00	1,018.15	7.12	1.40
Class C Actual	1,000.00	1,320.30	12.57	2.15
Hypothetical (5% annual return before expenses)	1,000.00	1,014.37	10.92	2.15
Class Y Actual	1,000.00	1,324.00	6.74	1.15
Hypothetical (5% annual return before expenses)	1,000.00	1,019.41	5.85	1.15

*  Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

The UBS Funds

Financial statements

Statement of assets and liabilities
December 31, 2009 (unaudited)

	UBS Dynamic Alpha Fund	UBS Global Allocation Fund	UBS Global Frontier Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$485,680,056	$917,604,375	$9,761,590
Affiliated issuers	114,465,354	514,145,160	45,822,032
Investments of cash collateral in affiliated issuers received from securities loaned, at cost	4,099,446	7,630,428	—
Foreign currency, at cost	5,839,055	4,629,047	122,990
	$610,083,911	$1,444,009,010	$55,706,612
Investments, at value:
Unaffiliated issuers	501,416,801	1,053,217,096	9,993,515
Affiliated issuers	133,372,945	653,313,168	61,560,256
Investments of cash collateral in affiliated issuers received from securities loaned, at value[1]	4,099,446	7,630,428	—
Foreign currency, at value	5,776,184	4,640,352	121,044
Cash	2,825,622	1,018,223	—
Receivables:
Investment securities sold	797,538	1,369,601	—
Due from advisor	14,041	558	14,534
Dividends	430,538	851,310	—
Interest	862,190	2,348,951	152,259
Fund shares sold	163,837	835,314	196,656
Variation margin	1,239,535	—	—
Foreign tax reclaims	210,390	112,140	1,365
Cash collateral for futures contracts	14,627,392	24,022,117	3,993,395
Cash collateral for swap agreements	13,810,000	—	—
Cash collateral for investments sold short	75,000,000	—	—
Outstanding swap agreements, at value[2]	21,769,205	182,464	—
Unrealized appreciation on forward foreign currency contracts	11,572,917	7,408,525	276,259
Other assets	45,530	113,342	4,274
Total assets	$788,034,111	$1,757,063,589	$76,313,557
Liabilities:
Payables:
Cash collateral from securities loaned	4,099,446	7,630,428	—
Investment securities purchased	408,921	993,313	—
Investment advisory and fund administration fees	492,993	1,207,959	64,541
Fund shares redeemed	3,242,024	6,353,361	72,144
Custody and fund accounting fees	45,386	103,925	8,514
Distribution and service fees	193,260	645,676	26,309
Trustees' fees	11,340	32,511	5,449
Due to custodian	—	—	13,659
Payable for bank loan	2,679,000	—	—
Variation margin	—	690,056	258,054
Accrued expenses	263,608	601,892	32,542
Options written, at value[3]	3,225,922	—	—
Investments sold short, at value[4]	116,584,464	—	—
Outstanding swap agreements, at value[2]	21,629,522	—	—
Unrealized depreciation on forward foreign currency contracts	2,563,331	11,422,650	1,014,103
Total liabilities	155,439,217	29,681,771	1,495,315
Net assets	$632,594,894	$1,727,381,818	$74,818,242

1  The market value of securities loaned by UBS Dynamic Alpha Fund and UBS Global Allocation Fund as of December 31, 2009 was $3,939,798 and $28,042,657, respectively.

2  Net upfront payments received by UBS Dynamic Alpha Fund were $3,207,278.

3  Premiums received by UBS Dynamic Alpha Fund were $2,742,851.

4  Proceeds from Investments sold short by UBS Dynamic Alpha Fund were $95,838,439.

The UBS Funds

Financial statements

Statement of assets and liabilities (cont'd)
December 31, 2009 (unaudited)

	UBS Dynamic Alpha Fund	UBS Global Allocation Fund	UBS Global Frontier Fund[1]
Net assets consist of:
Beneficial interest	$1,049,982,522	$2,603,915,525	$78,400,758
Accumulated net investment loss	(10,299,805)	(3,511,325)	(1,304,052)
Accumulated net realized loss	(424,449,628)	(1,142,897,524)	(18,164,997)
Net unrealized appreciation	17,361,805	269,875,142	15,886,533
Net assets	$632,594,894	$1,727,381,818	$74,818,242
Class A:
Net assets	$381,159,017	$1,007,133,915	$58,150,499
Shares outstanding	61,720,574	108,007,402	8,222,983
Net asset value and redemption proceeds per share	$6.18	$9.32	$7.07
Offering price per share (NAV per share plus maximum sales charge)[2]	$6.54	$9.86	$7.48
Class B:
Net assets	$6,219,369	$25,510,316	—
Shares outstanding	1,051,813	2,756,783	—
Net asset value and offering price per share	$5.91	$9.25	—
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[2]	$5.61	$8.79	—
Class C:
Net assets	$125,300,586	$475,369,629	$16,655,235
Shares outstanding	21,193,941	52,214,914	2,350,749
Net asset value and offering price per share	$5.91	$9.10	$7.09
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[2]	$5.85	$9.01	$7.02
Class Y:
Net assets	$119,915,922	$219,367,958	$12,508
Shares outstanding	19,118,927	23,098,341	1,768
Net asset value per share, offering price per share, and redemption proceeds per share	$6.27	$9.50	$7.07

1  UBS Global Frontier Fund does not offer Class B shares.

2  For Class A, the maximum sales charge is 5.50%. Classes B, C and Y have no front-end sales charges. For Class A, the maximum contingent deferred sales charge of 1.00% of the shares' offering price or the net asset value at the time of sales by the shareholder, whichever is less, is charged on sales of shares on original purchases of $1 million or more that were not subject to a front-end sales charge made within one year of the purchase date. For Class B, the maximum contingent deferred sales charge is 5.00%. Class C maximum contingent deferred sales charge is 1.00%. Class Y has no contingent deferred sales charge.

The UBS Funds

Financial statements

Statement of operations
For the six months ended December 31, 2009 (unaudited)

	UBS Dynamic Alpha Fund	UBS Global Allocation Fund	UBS Global Frontier Fund
Investment Income:
Dividends	$3,304,853	$6,782,748	$—
Interest and other	1,509,227	3,551,237	153,511
Affiliated interest	22,333	68,126	5,814
Securities lending-net	13,602	86,944	—
Foreign tax withheld	(15,696)	(107,991)	—
Total income	4,834,319	10,381,064	159,325
Expenses:
Advisory and administration	2,980,856	7,337,388	380,854
Service and distribution:
Class A	497,704	1,315,119	70,426
Class B	33,559	149,520	—
Class C	656,109	2,438,972	82,799
Transfer agency and related service fees:
Class A	193,826	386,003	13,127
Class B	6,472	32,461	—
Class C	72,619	268,199	8,363
Class Y	17,451	56,691	38
Custodian and fund accounting	148,654	294,789	26,238
Federal and state registration	27,872	34,293	19,307
Professional services	62,021	64,655	40,260
Shareholder reports	115,642	306,460	13,929
Trustees	25,625	64,558	10,986
Dividend expense for investments sold short	1,080,112	—	—
Other	40,231	90,544	5,371
Total operating expenses	5,958,753	12,839,652	671,698
Fee waivers and/or expense reimbursements by Advisor	(120,396)	(4,024)	(91,618)
Net operating expenses	5,838,357	12,835,628	580,080
Interest expense	172,516	314	—
Net expenses	6,010,873	12,835,942	580,080
Net investment loss	(1,176,554)	(2,454,878)	(420,755)
Net realized gain (loss) on:
Investments in unaffiliated issuers	(8,160,783)	29,520,507	(403,711)
Investments in affiliated issuers	2,112,701	19,351,667	686,226
Futures contracts	(15,263,985)	36,424,527	6,775,784
Options written	6,945,447	—	—
Securities sold short	(291,114)	—	—
Swap agreements	(9,422,450)	1,141,790	—
Foreign currency transactions	(10,657,060)	29,931,676	1,942,094
Net realized gain (loss)	(34,737,244)	116,370,167	9,000,393
Change in net unrealized appreciation (depreciation) on:
Investments	136,911,467	246,146,476	11,132,398
Futures contracts	(6,407,496)	(4,134,837)	1,163,053
Options written	(1,494,413)	—	—
Securities sold short	(20,202,663)	—	—
Swap agreements	25,157,740	(686,912)	—
Foreign forward currency contracts	13,413,857	(2,371,265)	(723,779)
Translation of other assets and liabilities denominated in foreign currency	(272,312)	(1,504,713)	(8,788)
Change in net unrealized appreciation	147,106,180	237,448,749	11,562,884
Net realized and unrealized gain	112,368,936	353,818,916	20,563,277
Net increase in net assets resulting from operations	$111,192,382	$351,364,038	$20,142,522

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The UBS Funds

Financial statements

Statement of changes in net assets

	UBS Dynamic Alpha Fund		UBS Global Allocation Fund
	Six months ended December 31, 2009 (unaudited)	Year ended June 30, 2009	Six months ended December 31, 2009 (unaudited)	Year ended June 30, 2009
Operations:
Net investment income (loss)	$(1,176,554)	$19,500,260	$(2,454,878)	$15,384,231
Net realized gain (loss)	(34,737,244)	(282,707,811)	116,370,167	(1,294,009,072)
Change in net unrealized appreciation (depreciation)	147,106,180	(21,216,191)	237,448,749	335,816,830
Contributions from advisor	—	468,462	—	—
Net increase (decrease) in net assets from operations	111,192,382	(283,955,280)	351,364,038	(942,808,011)
Dividends and distributions to shareholders by class:
Class A:
Net investment income and net foreign currency gains	(18,036,063)	—	(64,679,381)	(59,648,240)
Net realized gain	—	(192,230,422)	—	(123,974,517)
Total Class A dividends and distributions	(18,036,063)	(192,230,422)	(64,679,381)	(183,622,757)
Class B:
Net investment income and net foreign currency gains	(256,998)	—	(1,173,478)	(2,269,417)
Net realized gain	—	(3,120,832)	—	(5,525,208)
Total Class B dividends and distributions	(256,998)	(3,120,832)	(1,173,478)	(7,794,625)
Class C:
Net investment income and net foreign currency gains	(5,224,436)	—	(27,111,813)	(23,434,528)
Net realized gain	—	(63,020,277)	—	(57,275,656)
Total Class C dividends and distributions	(5,224,436)	(63,020,277)	(27,111,813)	(80,710,184)
Class Y:
Net investment income and net foreign currency gains	(5,942,088)	—	(14,623,794)	(15,557,694)
Net realized gain	—	(32,866,940)	—	(30,474,399)
Total Class Y dividends and distributions	(5,942,088)	(32,866,940)	(14,623,794)	(46,032,093)
Decrease in net assets from dividends and distributions	(29,459,585)	(291,238,471)	(107,588,466)	(318,159,659)
Beneficial interest transactions:
Proceeds from shares sold	74,839,037	115,085,769	68,792,689	232,846,047
Shares issued on reinvestment of dividends and distributions	28,144,237	275,369,691	100,642,103	300,453,214
Cost of shares redeemed	(166,174,711)	(1,032,877,113)	(396,448,108)	(1,511,910,920)
Redemption fees	50	132,489	16,403	228,376
Net decrease in net assets resulting from beneficial interest transactions	(63,191,387)	(642,289,164)	(226,996,913)	(978,383,283)
Increase (decrease) in net assets	18,541,410	(1,217,482,915)	16,778,659	(2,239,350,953)
Net assets, beginning of period	614,053,484	1,831,536,399	1,710,603,159	3,949,954,112
Net assets, end of period	$632,594,894	$614,053,484	$1,727,381,818	$1,710,603,159
Net assets include accumulated undistributed (distributions in excess of) net investment income	$(10,299,805)	$20,336,334	$(3,511,325)	$106,532,019

The UBS Funds

Financial statements

	UBS Global Frontier Fund
	Six months ended December 31, 2009 (unaudited)	Year ended June 30, 2009
Operations:
Net investment income (loss)	$(420,755)	$(825,012)
Net realized gain (loss)	9,000,393	(55,738,514)
Change in net unrealized appreciation (depreciation)	11,562,884	19,509,409
Contributions from advisor	—	—
Net increase (decrease) in net assets from operations	20,142,522	(37,054,117)
Dividends and distributions to shareholders by class:
Class A:
Net investment income and net foreign currency gains	(2,525,878)	(1,267,938)
Net realized gain	—	—
Total Class A dividends and distributions	(2,525,878)	(1,267,938)
Class B:
Net investment income and net foreign currency gains	—	—
Net realized gain	—	—
Total Class B dividends and distributions	—	—
Class C:
Net investment income and net foreign currency gains	(614,766)	(204,311)
Net realized gain	—	—
Total Class C dividends and distributions	(614,766)	(204,311)
Class Y:
Net investment income and net foreign currency gains	(530)	(62,386)
Net realized gain	—	—
Total Class Y dividends and distributions	(530)	(62,386)
Decrease in net assets from dividends and distributions	(3,141,174)	(1,534,635)
Beneficial interest transactions:
Proceeds from shares sold	7,034,777	39,256,449
Shares issued on reinvestment of dividends and distributions	3,011,649	1,318,346
Cost of shares redeemed	(16,881,617)	(47,222,976)
Redemption fees	—	39,387
Net decrease in net assets resulting from beneficial interest transactions	(6,835,191)	(6,608,794)
Increase (decrease) in net assets	10,166,157	(45,197,546)
Net assets, beginning of period	64,652,085	109,849,631
Net assets, end of period	$74,818,242	$64,652,085
Net assets include accumulated undistributed (distributions in excess of) net investment income	$(1,304,052)	$2,257,877

See accompanying notes to financial statements.

UBS Dynamic Alpha Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2009	Year ended June 30,				For the period ended June 30,
	(unaudited)	2009	2008	2007	2006	2005[8]
Net asset value, beginning of period	$5.45	$9.89	$11.42	$11.04	$10.22	$10.00
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.01)	0.14	0.04	0.01	(0.09)	(0.04)
Net realized and unrealized gain (loss) from investment activities	1.04	(1.84)	(0.56)	0.37	1.01	0.26
Net increase from payment by Advisor	—	0.00[3]	—	—	0.00[3]	—
Total income (loss) from investment operations	1.03	(1.70)	(0.52)	0.38	0.92	0.22
Less dividends/distributions:
From net investment income	(0.30)	—	(0.01)	0.00[3]	(0.10)	—
From net realized gains	—	(2.74)	(1.00)	—	—	—
Total dividends/distributions	(0.30)	(2.74)	(1.01)	0.00[3]	(0.10)	—
Net asset value, end of period	$6.18	$5.45	$9.89	$11.42	$11.04	$10.22
Total investment return[2]	19.00%	(14.31)%[5]	(4.95)%	3.44%	9.02%[6]	2.20%
Ratios/supplemental data:
Net assets, end of period (000's)	$381,159	$398,321	$1,178,342	$2,168,596	$1,777,329	$528,088
Ratio of expenses to average net assets:
Before expense reimbursement and after interest and dividend expense for securities sold short	1.77%[4]	1.54%[9]	1.20%	1.17%	1.20%	1.32%[4]
After expense reimbursement and interest and dividend expense for securities sold short	1.73%[4]	1.54%[9]	1.20%	1.17%	1.20%	1.32%[4]
After expense reimbursement and before interest and dividend expense for securities sold short	1.35%[4]	1.30%	1.20%	1.17%	1.20%	1.32%[4]
Ratio of net investment income (loss) to average net assets	(0.25)%[4]	1.99%	0.35%	0.06%	(0.80)%	(1.04)%[4]
Portfolio turnover rate	28%	139%	39%	28%	38%	6%
	Class B
	Six months ended December 31, 2009	Year ended June 30,				For the period ended June 30,
	(unaudited)	2009	2008	2007	2006	2005[8]
Net asset value, beginning of period	$5.20	$9.68	$11.26	$10.98	$10.19	$10.00
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.03)	0.08	(0.04)	(0.09)	(0.17)	(0.08)
Net realized and unrealized gain (loss) from investment activities	0.99	(1.82)	(0.54)	0.37	1.00	0.27
Net increase from payment by Advisor	—	0.00[3]	—	—	0.00[3]	—
Total income (loss) from investment operations	0.96	(1.74)	(0.58)	0.28	0.83	0.19
Less dividends/distributions:
From net investment income	(0.25)	—	—	—	(0.04)	—
From net realized gains	—	(2.74)	(1.00)	—	—	—
Total dividends/distributions	(0.25)	(2.74)	(1.00)	—	(0.04)	—
Net asset value, end of period	$5.91	$5.20	$9.68	$11.26	$10.98	$10.19
Total investment return[2]	18.31%	(14.98)%[5]	(5.62)%	2.64%	8.09%[6]	1.90%
Ratios/supplemental data:
Net assets, end of period (000's)	$6,219	$6,733	$14,905	$25,790	$30,051	$14,815
Ratio of expenses to average net assets:
Before expense reimbursement and after interest and dividend expense for securities sold short	2.62%[4]	2.39%[9]	1.99%	1.95%	1.98%	2.11%[4]
After expense reimbursement and interest and dividend expense for securities sold short	2.48%[4]	2.36%[9]	1.99%	1.95%	1.99%	2.10%[4]
After expense reimbursement and before interest and dividend expense for securities sold short	2.10%[4]	2.10%	1.99%	1.95%	1.99%[7]	2.10%[4]
Ratio of net investment income (loss) to average net assets	(1.00)%[4]	1.23%	(0.42)%	(0.78)%	(1.59)%	(1.82)%[4]
Portfolio turnover rate	28%	139%	39%	28%	38%	6%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

3  Amount represents less than $0.005 per share.

4  Annualized.

UBS Dynamic Alpha Fund

Financial highlights

	Class C
	Six months ended December 31, 2009	Year ended June 30,				For the period ended June 30,
	(unaudited)	2009	2008	2007	2006	2005[8]
Net asset value, beginning of period	$5.21	$9.68	$11.26	$10.97	$10.19	$10.00
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.03)	0.08	(0.04)	(0.08)	(0.17)	(0.08)
Net realized and unrealized gain (loss) from investment activities	0.98	(1.82)	(0.54)	0.37	1.00	0.27
Net increase from payment by Advisor	—	0.00[3]	—	—	0.00[3]	—
Total income (loss) from investment operations	0.95	(1.74)	(0.58)	0.29	0.83	0.19
Less dividends/distributions:
From net investment income	(0.25)	—	—	—	(0.05)	—
From net realized gains	—	(2.74)	(1.00)	—	—	—
Total dividends/distributions	(0.25)	(2.74)	(1.00)	—	(0.05)	—
Net asset value, end of period	$5.91	$5.21	$9.68	$11.26	$10.97	$10.19
Total investment return[2]	18.36%	(14.98)%[5]	(5.62)%	2.64%	8.15%[6]	1.90%
Ratios/supplemental data:
Net assets, end of period (000's)	$125,301	$131,745	$317,450	$579,916	$520,754	$202,891
Ratio of expenses to average net assets:
Before expense reimbursement and after interest and dividend expense for securities sold short	2.54%[4]	2.32%[9]	1.97%	1.93%	1.97%	2.09%[4]
After expense reimbursement and interest and dividend expense for securities sold short	2.48%[4]	2.32%[9]	1.97%	1.93%	1.97%	2.09%[4]
After expense reimbursement and before interest and dividend expense for securities sold short	2.10%[4]	2.07%	1.97%	1.93%	1.97%	2.09%[4]
Ratio of net investment income (loss) to average net assets	(1.00)%[4]	1.24%	(0.41)%	(0.72)%	(1.57)%	(1.81)%[4]
Portfolio turnover rate	28%	139%	39%	28%	38%	6%
	Class Y
	Six months ended December 31, 2009	Year ended June 30,				For the period ended June 30,
	(unaudited)	2009	2008	2007	2006	2005[8]
Net asset value, beginning of period	$5.54	$9.96	$11.48	$11.07	$10.23	$10.00
Income (loss) from investment operations:
Net investment income (loss)[1]	0.00[3]	0.17	0.08	0.05	(0.06)	(0.03)
Net realized and unrealized gain (loss) from investment activities	1.05	(1.85)	(0.56)	0.36	1.02	0.26
Net increase from payment by Advisor	—	0.00[3]	—	—	0.00[3]	—
Total income (loss) from investment operations	1.05	(1.68)	(0.48)	0.41	0.96	0.23
Less dividends/distributions:
From net investment income	(0.32)	—	(0.04)	0.00[3]	(0.12)	—
From net realized gains	—	(2.74)	(1.00)	—	—	—
Total dividends/distributions	(0.32)	(2.74)	(1.04)	0.00[3]	(0.12)	—
Net asset value, end of period	$6.27	$5.54	$9.96	$11.48	$11.07	$10.23
Total investment return[2]	19.05%	(13.99)%[5]	(4.64)%	3.80%	9.28%[6]	2.30%
Ratios/supplemental data:
Net assets, end of period (000's)	$119,916	$77,254	$320,839	$478,785	$293,004	$56,220
Ratio of expenses to average net assets:
Before expense reimbursement and after interest and dividend expense for securities sold short	1.47%[4]	1.22%[9]	0.91%	0.89%	0.92%	1.00%[4]
After expense reimbursement and interest and dividend expense for securities sold short	1.47%[4]	1.22%[9]	0.91%	0.89%	0.92%	1.00%[4]
After expense reimbursement and before interest and dividend expense for securities sold short	1.07%[4]	1.00%	0.91%	0.89%	0.92%	1.00%[4]
Ratio of net investment income (loss) to average net assets	0.01%[4]	2.23%	0.69%	0.40%	(0.52)%	(0.72)%[4]
Portfolio turnover rate	28%	139%	39%	28%	38%	6%

5  During the fiscal year ended June 30, 2009, the Fund's total investment return included a reimbursement by the Investment Advisor for amounts relating to a trading error that had an impact on the total return of less than 0.005%.

6  During the fiscal year ended June 30, 2006, the Fund's total investment return included a reimbursement by the Investment Advisor for amounts relating to a trading error that had an impact on the total return of less than 0.005%.

7  The Investment Manager recouped expenses previously reimbursed by the investment manager on behalf of the Fund, not to exceed the expense cap.

8  For the period January 27, 2005 (commencement of operations) through June 30, 2005.

9  Ratios have been restated to reflect interest and dividend expense for securities sold short. This restatement had no impact on the Fund's previously reported net assets, net investment income, net asset value, total return or ratio of net investment income to average net assets. See Note 11.

See accompanying notes to financial statements.

UBS Global Allocation Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2009	Year ended June 30,
	(unaudited)	2009	2008	2007	2006	2005
Net asset value, beginning of period	$8.18	$12.59	$14.81	$13.86	$13.33	$12.35
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.00)[2]	0.08	0.17	0.19	0.19	0.17
Net realized and unrealized gain (loss) from investment activities	1.77	(3.08)	(1.34)	1.83	1.08	1.32
Total income (loss) from investment operations	1.77	(3.00)	(1.17)	2.02	1.27	1.49
Less dividends/distributions:
From net investment income	(0.63)	(0.46)	(0.23)	(0.27)	(0.14)	(0.19)
From net realized gains	—	(0.95)	(0.82)	(0.80)	(0.60)	(0.32)
Total dividends/distributions	(0.63)	(1.41)	(1.05)	(1.07)	(0.74)	(0.51)
Net asset value, end of period	$9.32	$8.18	$12.59	$14.81	$13.86	$13.33
Total investment return[3]	21.73%	(22.36)%	(8.43)%	14.93%	9.72%	12.11%
Ratios/supplemental data:
Net assets, end of period (000's)	$1,007,134	$996,059	$2,396,937	$3,094,036	$2,246,289	$1,594,113
Ratio of expenses to average net assets:
Before expense reimbursement	1.23%[4]	1.19%	1.09%	1.13%	1.14%	1.20%
After expense reimbursement	1.23%[4]	1.19%	1.09%	1.13%	1.14%	1.20%
Ratio of net investment income (loss) to average net assets	(0.08)%[4]	0.84%	1.19%	1.28%	1.41%	1.34%
Portfolio turnover rate	52%	122%	83%	74%	83%	84%
	Class B
	Six months ended December 31, 2009	Year ended June 30,
	(unaudited)	2009	2008	2007	2006	2005
Net asset value, beginning of period	$8.00	$12.35	$14.52	$13.60	$13.08	$12.14
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.04)	0.00[2]	0.05	0.07	0.08	0.08
Net realized and unrealized gain (loss) from investment activities	1.73	(3.01)	(1.31)	1.79	1.06	1.29
Total income (loss) from investment operations	1.69	(3.01)	(1.26)	1.86	1.14	1.37
Less dividends/distributions:
From net investment income	(0.44)	(0.39)	(0.09)	(0.14)	(0.02)	(0.11)
From net realized gains	—	(0.95)	(0.82)	(0.80)	(0.60)	(0.32)
Total dividends/distributions	(0.44)	(1.34)	(0.91)	(0.94)	(0.62)	(0.43)
Net asset value, end of period	$9.25	$8.00	$12.35	$14.52	$13.60	$13.08
Total investment return[3]	21.18%	(22.98)%	(9.14)%	13.96%	8.81%	11.24%
Ratios/supplemental data:
Net assets, end of period (000's)	$25,510	$33,685	$90,258	$139,061	$161,704	$184,359
Ratio of expenses to average net assets:
Before expense reimbursement	2.13%[4]	2.02%	1.91%	1.93%	1.95%	1.96%
After expense reimbursement	2.10%[4]	2.02%	1.91%	1.93%	1.95%	1.96%
Ratio of net investment income (loss) to average net assets	(0.95)%[4]	0.01%	0.36%	0.48%	0.60%	0.58%
Portfolio turnover rate	52%	122%	83%	74%	83%	84%

1  Calculated using the average shares method.

2  Amount represents less than $0.005 per share.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

4  Annualized.

UBS Global Allocation Fund

Financial highlights

	Class C
	Six months ended December 31, 2009	Year ended June 30,
	(unaudited)	2009	2008	2007	2006	2005
Net asset value, beginning of period	$7.96	$12.29	$14.48	$13.58	$13.09	$12.15
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.04)	0.00[2]	0.05	0.07	0.09	0.09
Net realized and unrealized gain (loss) from investment activities	1.72	(2.99)	(1.30)	1.79	1.05	1.29
Total income (loss) from investment operations	1.68	(2.99)	(1.25)	1.86	1.14	1.38
Less dividends/distributions:
From net investment income	(0.54)	(0.39)	(0.12)	(0.16)	(0.05)	(0.12)
From net realized gains	—	(0.95)	(0.82)	(0.80)	(0.60)	(0.32)
Total dividends/distributions	(0.54)	(1.34)	(0.94)	(0.96)	(0.65)	(0.44)
Net asset value, end of period	$9.10	$7.96	$12.29	$14.48	$13.58	$13.09
Total investment return[3]	21.21%	(22.93)%	(9.15)%	14.02%	8.82%	11.32%
Ratios/supplemental data:
Net assets, end of period (000's)	$475,370	$456,577	$985,156	$1,274,539	$1,044,517	$903,280
Ratio of expenses to average net assets:
Before expense reimbursement	2.02%[4]	1.97%	1.89%	1.90%	1.91%	1.95%
After expense reimbursement	2.02%[4]	1.97%	1.89%	1.90%	1.91%	1.95%
Ratio of net investment income (loss) to average net assets	(0.87)%[4]	0.06%	0.40%	0.51%	0.64%	0.59%
Portfolio turnover rate	52%	122%	83%	74%	83%	84%
	Class Y
	Six months ended December 31, 2009	Year ended June 30,
	(unaudited)	2009	2008	2007	2006	2005
Net asset value, beginning of period	$8.34	$12.80	$15.04	$14.06	$13.51	$12.50
Income (loss) from investment operations:
Net investment income (loss)[1]	0.01	0.10	0.21	0.23	0.23	0.22
Net realized and unrealized gain (loss) from investment activities	1.82	(3.13)	(1.37)	1.85	1.09	1.33
Total income (loss) from investment operations	1.83	(3.03)	(1.16)	2.08	1.32	1.55
Less dividends/distributions:
From net investment income	(0.67)	(0.48)	(0.26)	(0.30)	(0.17)	(0.22)
From net realized gains	—	(0.95)	(0.82)	(0.80)	(0.60)	(0.32)
Total dividends/distributions	(0.67)	(1.43)	(1.08)	(1.10)	(0.77)	(0.54)
Net asset value, end of period	$9.50	$8.34	$12.80	$15.04	$14.06	$13.51
Total investment return[3]	22.01%	(22.12)%	(8.20)%	15.18%	9.98%	12.40%
Ratios/supplemental data:
Net assets, end of period (000's)	$219,368	$224,281	$477,603	$648,479	$463,122	$356,154
Ratio of expenses to average net assets:
Before expense reimbursement	0.96%[4]	0.90%	0.82%	0.88%	0.88%	0.93%
After expense reimbursement	0.96%[4]	0.90%	0.82%	0.88%	0.88%	0.93%
Ratio of net investment income (loss) to average net assets	0.19%[4]	1.14%	1.46%	1.53%	1.67%	1.61%
Portfolio turnover rate	52%	122%	83%	74%	83%	84%

See accompanying notes to financial statements.

UBS Global Frontier Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six months ended December 31, 2009 (unaudited)	Year ended June 30, 2009	For the period ended June 30, 2008[4]
Net asset value, beginning of period	$5.59	$8.75	$10.00
Income (loss) from investment operations:
Net investment loss[1]	(0.03)	(0.06)	(0.05)
Net realized and unrealized gain (loss) from investment activities	1.83	(2.98)	(1.10)
Total income (loss) from investment operations	1.80	(3.04)	(1.15)
Less dividends/distributions:
From net investment income	(0.32)	(0.12)	(0.03)
From net realized gains	—	—	(0.07)
Total dividends/distributions	(0.32)	(0.12)	(0.10)
Net asset value, end of period	$7.07	$5.59	$8.75
Total investment return[2]	32.34%	(34.51)%	(11.60)%
Ratios/supplemental data:
Net assets, end of period (000's)	$58,150	$48,395	$79,572
Ratio of expenses to average net assets:
Before expense reimbursement	1.64%[3]	1.66%	1.59%[3]
After expense reimbursement	1.40%[3]	1.40%	1.40%[3]
Ratio of net investment loss to average net assets	(0.97)%[3]	(1.01)%	(0.52)%[3]
Portfolio turnover rate	25%	148%	84%

	Class Y
	Six months ended December 31, 2009 (unaudited)	Year ended June 30, 2009	For the period ended June 30, 2008[4]
Net asset value, beginning of period	$5.60	$8.77	$10.00
Income (loss) from investment operations:
Net investment loss[1]	(0.02)	(0.04)	(0.02)
Net realized and unrealized gain (loss) from investment activities	1.83	(2.99)	(1.10)
Total income (loss) from investment operations	1.81	(3.03)	(1.12)
Less dividends/distributions:
From net investment income	(0.34)	(0.14)	(0.04)
From net realized gains	—	—	(0.07)
Total dividends/distributions	(0.34)	(0.14)	(0.11)
Net asset value, end of period	$7.07	$5.60	$8.77
Total investment return[2]	32.40%	(34.30)%	(11.33)%
Ratios/supplemental data:
Net assets, end of period (000's)	$13	$1,699	$7,395
Ratio of expenses to average net assets:
Before expense reimbursement	1.35%[3]	1.35%	1.31%[3]
After expense reimbursement	1.15%[3]	1.15%	1.15%[3]
Ratio of net investment loss to average net assets	(0.70)%[3]	(0.73)%	(0.26)%[3]
Portfolio turnover rate	25%	148%	84%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

UBS Global Frontier Fund

Financial highlights

	Class C
	Six months ended December 31, 2009 (unaudited)	Year ended June 30, 2009	For the period ended June 30, 2008[4]
Net asset value, beginning of period	$5.58	$8.71	$10.00
Income (loss) from investment operations:
Net investment loss[1]	(0.06)	(0.10)	(0.12)
Net realized and unrealized gain (loss) from investment activities	1.84	(2.96)	(1.10)
Total income (loss) from investment operations	1.78	(3.06)	(1.22)
Less dividends/distributions:
From net investment income	(0.27)	(0.07)	0.00[5]
From net realized gains	—	—	(0.07)
Total dividends/distributions	(0.27)	(0.07)	(0.07)
Net asset value, end of period	$7.09	$5.58	$8.71
Total investment return[2]	32.03%	(35.03)%	(12.22)%
Ratios/supplemental data:
Net assets, end of period (000's)	$16,655	$14,559	$22,882
Ratio of expenses to average net assets:
Before expense reimbursement	2.44%[3]	2.48%	2.40%[3]
After expense reimbursement	2.15%[3]	2.15%	2.15%[3]
Ratio of net investment loss to average net assets	(1.72)%[3]	(1.76)%	(1.27)%[3]
Portfolio turnover rate	25%	148%	84%

3  Annualized.

4  For the period July 26, 2007 (commencement of operations) through June 30, 2008.

5  Amount represents less than $0.005 per share.

See accompanying notes to financial statements.

The UBS Funds

Notes to financial statements

1. Organization and significant accounting policies

The UBS Funds (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company currently offering multiple series representing separate investment portfolios. The Trust is a Delaware statutory trust organized on August 13, 1993. The trustees of the Trust have the authority to issue an unlimited number of shares of beneficial interest at a par value of $0.001 per share.

The Trust has fourteen Funds available for investment, each having its own investment objectives and policies. The following three funds are covered in this report: UBS Dynamic Alpha Fund, UBS Global Allocation Fund, and UBS Global Frontier Fund (each a "Fund", and collectively, the "Funds").

Each of the Funds is classified as a "diversified" investment company with the exception of UBS Dynamic Alpha Fund, which is classified as "non-diversified" for purposes of the 1940 Act. Each Fund currently offers Class A, Class B, Class C and Class Y shares, except for UBS Global Frontier Fund which offer Class A, Class C, and Class Y. Effective October 1, 2007, new or additional investments into Class B shares, including investments through an automatic investment plan, are no longer permitted. However, existing Class B shareholders may: (1) continue as Class B shareholders; (2) continue to reinvest dividends and distributions into Class B shares; and (3) exchange their Class B shares for Class B shares of other series of the UBS Family of Funds, as permitted by existing exchange privileges. Each class represents interests in the same assets of the applicable Fund and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares within a certain number of years after issuance which varies depending upon the amount invested. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class Y shares have no service or distribution plan.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations that provide general indemnification for certain liabilities. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The preparation of financial statements in accordance with US generally accepted accounting principles requires the Trust's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

In June 2009, the Financial Accounting Standards Board ("FASB") established the FASB Accounting Standards CodificationTM ("Codification") as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with US generally accepted accounting principles ("GAAP"). The Codification supersedes existing nongrandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective on July 1, 2009. The Codification did not have a material effect on the Funds' financial statements.

The UBS Funds

Notes to financial statements

A. Valuation of investments: Each Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Funds normally obtain market values for their securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities or instruments. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. Securities traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the investment advisor of the Funds. If a market value is not available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). Various factors may be reviewed in order to make a good faith determination of a security's or instrument's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange ("NYSE").

Certain securities in which the Funds invest are traded in markets that close before 4:00 p.m. Eastern Time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m. Eastern Time will not be reflected in the Fund's net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund's securities, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities as of 4:00 p.m. Eastern Time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a "fair value," that value is likely to be different from the last quoted market price for the security.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds' custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the

The UBS Funds

Notes to financial statements

Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

GAAP requires disclosure regarding the various inputs that are used in determining the value of the Funds' investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Fund's own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of each Fund's Portfolio of investments.

In January 2010, FASB issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU No. 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2009 except for the disclosures surrounding purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact the adoption of ASU No. 2010-06 may have on the Fund's financial statement disclosures.

In March 2008, the FASB amended Accounting Standards Codification Topic 815 Derivatives and Hedging ("ASC 815"), which changed the disclosure requirements for derivatives and hedging activities. Since investment companies value their derivatives at fair value and recognize changes in fair value through the statement of operations, they do not qualify for hedge accounting under ASC 815. Accordingly, even though a fund's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC 815. ASC 815 requires (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. ASC 815 is effective for financial statements for fiscal years and interim periods beginning after November 15, 2008. Details of this disclosure can be found below as well as in the Portfolio of investments. The volume of derivatives that is presented in the Portfolio of investments of each Fund is consistent with the derivative activity during the period ended December 31, 2009. The Advisor is not aware of any credit-risk contingent features on derivatives contracts held by the Funds.

The UBS Funds

Notes to financial statements

At December 31, 2009, each Fund had the following derivatives:

Asset derivatives
		Interest rate risk	Credit risk	Equity risk	Foreign exchange risk	Total
UBS Dynamic Alpha Fund	Forward contracts[1]	$—	$—	$—	$11,572,917	$11,572,917
	Futures contracts[2]	3,005,912	—	2,970,615	—	5,976,527
	Swap agreements[1]	6,066,374	13,110,831	2,592,000	—	21,769,205
	Total value	$9,072,286	$13,110,831	$5,562,615	$11,572,917	$39,318,649

1  Statement of assets and liabilities location: Swap agreements, at value and Unrealized appreciation on forward foreign currency contracts.

2  Includes cumulative appreciation/(depreciation) of futures contracts as reported on the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities.

Liability derivatives
		Interest rate risk	Credit risk	Equity risk	Foreign exchange risk	Total
UBS Dynamic Alpha Fund	Forward contracts[1]	$—	$—	$—	$(2,563,331)	$(2,563,331)
	Futures contracts[2]	(4,693,369)	—	(3,472,818)	—	(8,166,187)
	Swap agreements[1]	(7,924,351)	(13,705,171)	—	—	(21,629,522)
	Options written[1]	(3,225,922)	—	—	—	(3,225,922)
	Total value	$(15,843,642)	$(13,705,171)	$(3,472,818)	$(2,563,331)	$(35,584,962)

1  Statement of assets and liabilities location: Swap agreements, at value, Unrealized depreciation on forward foreign currency contracts and options written, at value.

2  Includes cumulative appreciation/(depreciation) of futures contracts as reported on the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities.

Activities in derivative instruments during the period ended December 31, 2009, were as follows:

		Interest rate risk	Credit risk	Equity risk	Foreign exchange risk	Total
UBS Dynamic Alpha Fund	Net realized gain/(loss)[1]
	Forward contracts	$—	$—	$—	$(11,905,944)	$(11,905,944)
	Futures contracts	(1,866,519)	—	(13,397,466)	—	(15,263,985)
	Swap agreements	(13,932,477)	3,529,747	980,280	—	(9,422,450)
	Options written	6,945,447	—	—	—	6,945,447
	Total net realized gain/(loss)	$(8,853,549)	$3,529,747	$(12,417,186)	$(11,905,944)	$(29,646,932)
	Change in unrealized appreciation/(depreciation)[2]
	Forward contracts	$—	$—	$—	$13,413,857	$13,413,857
	Futures contracts	(1,764,755)	—	(4,642,741)	—	(6,407,496)
	Swap agreements	1,933,916	18,025,706	5,198,118	—	25,157,740
	Options written	(1,494,413)	—	—	—	(1,494,413)
	Total change in unrealized appreciation/ (depreciation)	$(1,325,252)	$18,025,706	$555,377	$13,413,857	$30,669,688

1  Statement of operations location: Net realized gain/(loss) from futures contracts, swap agreements, options written, and foreign currency transactions.

2  Statement of operations location: Net change in unrealized appreciation/(depreciation) on futures contracts, swap agreements, options written, and forward foreign currency contracts.

The UBS Funds

Notes to financial statements

Asset derivatives
		Interest rate risk	Equity risk	Foreign exchange risk	Total
UBS Global Allocation Fund	Forward contracts[1]	$—	$—	$7,408,525	$7,408,525
	Futures contracts[2]	644,270	4,062,472		4,706,742
	Swap agreements[1]	182,464			182,464
	Total value	$826,734	$4,062,472	$7,408,525	$12,297,731

1  Statement of assets and liabilities location: Swap agreements, at value and Unrealized appreciation on forward foreign currency contracts.

2  Includes cumulative appreciation/(depreciation) of futures contracts as reported on the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities.

Liability derivatives
		Interest rate risk	Equity risk	Foreign exchange risk	Total
UBS Global Allocation Fund	Forward contracts[1]	$—	$—	$(11,422,650)	$(11,422,650)
	Futures contracts[2]	(2,981,626)	(2,767,180)	—	(5,748,806)
	Total value	$(2,981,626)	$(2,767,180)	$(11,422,650)	$(17,171,456)

1  Statement of assets and liabilities location: Unrealized depreciation on forward foreign currency contracts.

2  Includes cumulative appreciation/(depreciation) of futures contracts as reported on the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities.

Activities in derivative instruments during the period ended December 31, 2009, were as follows:

		Interest rate risk	Credit risk	Equity risk	Foreign exchange risk	Total
UBS Global Allocation Fund	Net realized gain[1]
	Forward contracts	$—	$—	$—	$24,974,617	$24,974,617
	Futures contracts	10,755,451	—	25,669,076	—	36,424,527
	Swap agreements	1,141,790	—	—	—	1,141,790
	Total net realized gain	$11,897,241	$—	$25,669,076	$24,974,617	$62,540,934
UBS Global Allocation Fund	Change in unrealized appreciation/(depreciation)[2]
	Forward contracts	$—	$—	$—	$(2,371,265)	$(2,371,265)
	Futures contracts	(6,246,024)	2,111,187	—		(4,134,837)
	Swap agreements	(686,912)	—	—	—	(686,912)
	Total change in unrealized appreciation/(depreciation)	$(6,932,936)	$2,111,187	$—	$(2,371,265)	$(7,193,014)

1  Statement of operations location: Net realized gain/(loss) from futures contracts, swap agreements, and foreign currency transactions.

2  Statement of operations location: Net change in unrealized appreciation/(depreciation) on futures contracts, swap agreements, and forward foreign currency contracts.

The UBS Funds

Notes to financial statements

Asset derivatives
		Interest rate risk	Equity risk	Foreign exchange risk	Total
UBS Global Frontier Fund	Forward contracts[1]	$—	$—	$276,259	$276,259
	Futures contracts[2]	35,793	763,424	—	799,217
	Total value	$35,793	$763,424	$276,259	$1,075,476

1  Statement of assets and liabilities location: Unrealized appreciation on forward foreign currency contracts.

2  Includes cumulative appreciation/(depreciation) of futures contracts as reported on the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities.

Liability derivatives
		Interest rate risk	Equity risk	Foreign exchange risk	Total
UBS Global Frontier Fund	Forward contracts[1]	$—	$—	$(1,014,103)	$(1,014,103)
	Futures contracts[2]	(123,670)	(20,041)	—	(143,711)
	Total value	$(123,670)	$(20,041)	$(1,014,103)	$(1,157,814)

1  Statement of assets and liabilities location: Unrealized depreciation on forward foreign currency contracts.

2  Includes cumulative appreciation/(depreciation) of futures contracts as reported on the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities.

Activities in derivative instruments during the period ended December 31, 2009, were as follows:

		Interest rate risk	Equity risk	Foreign exchange risk	Total
UBS Global Frontier Fund	Net realized gain[1]
	Forward contracts	$—	$—	$1,856,629	$1,856,629
	Futures contracts	488,918	6,286,866	—	6,775,784
	Total net realized gain	$488,918	$6,286,866	$1,856,629	$8,632,413
UBS Global Frontier Fund	Change in unrealized appreciation/(depreciation)[2]
	Forward contracts	$—	$—	$(723,779)	$(723,779)
	Futures contracts	(267,515)	1,430,567	—	1,163,052
	Total change in unrealized appreciation/ (depreciation)	$(267,515)	$1,430,567	$(723,779)	$439,273

1  Statement of operations location: Net realized gain/(loss) from futures contracts, and foreign currency transactions.

2  Statement of operations location: Net change in unrealized appreciation/(depreciation) on futures contracts, and forward foreign currency contracts.

B. Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund's Notes to Portfolio of investments.

C. Foreign currency translation: The Funds use the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non-US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities—at the exchange rates prevailing at

The UBS Funds

Notes to financial statements

the end of each Fund's fiscal period; and (2) purchases and sales of investment securities and income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of each Fund's portfolio are presented at the foreign exchange rates at the end of each Fund's fiscal period, the Funds do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

D. Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense are recorded on the ex-dividend date ("ex-date") except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class specific expenses are charged directly to the applicable class of shares.

E. Forward foreign currency contracts: A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the US dollar and the potential inability of the counterparty to meet the terms of the contract. The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to manage currency risk. Forward foreign currency contracts involve, to varying degrees, elements of market risk (specifically foreign currency risk).

A Fund will only enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a forward contract to sell an amount of foreign currency, the Fund's custodian or sub custodian will place assets in a segregated account of the Fund in an amount not less than the value of the Fund's total assets committed to the consumption of such forward contracts. If the assets placed in the account decline in value, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of the open forward foreign currency contracts are recorded daily for book purposes as net unrealized gains or losses on foreign forward currency contracts by the Funds. Realized gains and losses include net gains and losses recognized by the Funds on contracts which have been sold or matured.

F. Futures contracts: Each Fund may purchase or sell financial futures contracts. The Funds may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling

The UBS Funds

Notes to financial statements

the underlying securities, either as a hedge or to enhance or realize gains. Using financial futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

G. Securities traded on to-be-announced basis: Certain Funds may from time to time purchase, or sell short, securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid high grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

H. Swap agreements: Certain Funds may engage in swap agreements, including but not limited to interest rate, currency, total return, and credit default swap agreements. The Funds expect to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio's duration, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Certain Funds may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect itself from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or other credit event of a referenced security. As a buyer, a Fund would make periodic payments to the counterparty, and a Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, a Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, a Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, a Fund would receive periodic payments from the counterparty, and a Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, a Fund will gain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, a Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

The UBS Funds

Notes to financial statements

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection's right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2009 for which a Fund is the seller of protection are disclosed under the section "Credit default swaps on corporate and sovereign issues—sell protection" in the Notes to Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Fund for the same referenced entity or entities.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Fund will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, a Fund's risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, a Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

A Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation of swap agreements.

I. Option writing: Certain Funds may write (sell) put and call options on foreign or US securities indices in order to gain exposure to or protect against changes in the markets. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund

The UBS Funds

Notes to financial statements

realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which a Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

J. Purchased options: Certain Funds may purchase put and call options on foreign or US securities and indices as well as exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific security, industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

K. Short sales: UBS Dynamic Alpha Fund ("Dynamic Alpha") enters into short sales whereby it sells a security it generally does not own, in anticipation of a decline in the security's price. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of operations. If Dynamic Alpha shorts a security when also holding a long position in the security (a "short against the box"), as the security price declines, the short position increases in value, offsetting the long position's decrease in value. The opposite effect occurs if the security price rises. Dynamic Alpha will realize a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Dynamic Alpha is liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are booked as an expense of the Fund. Dynamic Alpha designates collateral consisting of cash, US government securities or other liquid assets sufficient to collateralize the market value of short positions. Dynamic Alpha is charged a securities loan fee in connection with short sale transactions.

L. Dividends and distributions: It is the Funds' policy to distribute their respective net investment income and net capital gains, if any, annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital is determined in accordance with US federal income tax regulations, which may differ from US generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

M. Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include

The UBS Funds

Notes to financial statements

revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Funds invest. The ability of the issuers of debt securities held by a Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

N. Commission recapture program: UBS Dynamic Alpha Fund and UBS Global Allocation Fund participates in a brokerage commission recapture program. The Funds have established commission recapture arrangements with certain participating brokers or dealers. If the Fund's investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. For the period ended December 31, 2009 the UBS Global Allocation Fund recorded $31,819 recaptured commissions which are reflected on the Statement of operations within the net realized gains (losses) on investment activities.

O. Redemption fees: Each class of each series of The UBS Funds will impose a 1% redemption fee on shares sold or exchanged within 90 days of their purchase date, subject to limited exceptions. This amount is paid to the applicable Fund, not the Advisor or UBS Global AM (US). The redemption fees earned by the Funds are disclosed in the Statement of changes in net assets. For the period ended December 31, 2009, redemption fees per Fund represent less than $0.005 per share.

2. Investment advisory fees and other transactions with affiliates

UBS Global Asset Management (Americas) Inc. (the "Advisor"), a registered investment advisor, provides the Funds with investment management services. As compensation for these services, each Fund pays the Advisor a monthly fee, accrued daily and paid monthly, based on each Fund's respective average daily net assets in accordance with the following per annum schedule:

Fund	$0 to $500 mm	$500 mm to $1.0 billion	$1.0 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion to $3.0 billion	$3.0 billion to $6.0 billion	$6.0 billion and over
UBS Global Allocation Fund	0.800%	0.750%	0.700%	0.675%	0.650%	0.630%	0.610%
UBS Global Frontier Fund	0.950	0.950	0.950	0.950	0.950	0.950	0.950
Fund	$0 to $500 mm	$500 mm to $1.0 billion	$1.0 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion to $4.0 billion	$4.0 billion and over
UBS Dynamic Alpha Fund	0.850%	0.800%	0.750%	0.725%	0.700%	0.680%

The Advisor has agreed to waive its fees and/or reimburse the expenses (excluding expenses incurred through investment in other investment companies and interest expense) of each Fund to the extent that total annualized operating expenses (excluding expenses incurred through investment in other investment companies and interest expense) exceed a specified percentage of each Fund's respective average daily net assets. For the UBS Dynamic Alpha Fund the Advisor has agreed to waive its fees and/or reimburse expenses (excluding interest expense, security loan fees, dividend expense for securities sold short and expenses incurred through investment in other investment companies) to the extent that the ordinary operating expenses (excluding interest expense, securities loan fees, dividend expense for securities sold short and expense incurred through investment in other investment

The UBS Funds

Notes to financial statements

companies) exceed a specified percentage of the Fund's average daily net assets. Investment advisory fees, including the dollar amount waived or reimbursed for the period ended December 31, 2009, were as follows:

Fund	Class A expense cap	Class B expense cap	Class C expense cap	Class Y expense cap	Advisory fees	Fees waived/ expenses reimbursed
UBS Dynamic Alpha Fund	1.35%	2.10%	2.10%	1.10%	$2,736,024	$120,396
UBS Global Allocation Fund	1.35	2.10	2.10	1.10	6,660,362	4,024
UBS Global Frontier Fund	1.40	N/A*	2.15	1.15	352,968	91,618

*  UBS Global Frontier Fund does not offer Class B shares.

Each Fund will reimburse the Advisor for expenses it reimburses for a period of three years following such expense reimbursements, provided that the reimbursement by a Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for the Fund. The expenses waived for the the period ended December 31, 2009 are subject to repayment through June 30, 2013.

At December 31, 2009, the following Funds had remaining fee waivers and expense reimbursements subject to repayment to the Advisor and respective dates of expiration as follows:

Fund	Fee waivers/ expense reimbursements subject to repayment	Expires June 30, 2010	Expires June 30, 2011	Expires June 30, 2012	Expires June 30,2013
UBS Dynamic Alpha Fund—Class A	$80,222	$—	$—	$—	$80,222
UBS Dynamic Alpha Fund—Class B	7,230	—	—	2,654	4,576
UBS Dynamic Alpha Fund—Class C	35,598	—	—	—	35,598
UBS Global Allocation Fund—Class B	4,024	—	—	—	4,024
UBS Global Frontier Fund—Class A	356,090	—	152,817	137,120	66,153
UBS Global Frontier Fund—Class C	127,586	—	52,934	50,614	24,038
UBS Global Frontier Fund—Class Y	19,522	—	12,442	5,653	1,427

Each Fund pays UBS Global Asset Management (US) Inc. ("UBS Global AM (US)"), an affiliate of the Advisor, a monthly administration fee that is accrued daily and paid monthly at an annual rate of 0.075% of the average daily net assets of such Fund. For the period ended December 31, 2009, the Funds owed and incurred administrative fees as follows:

Fund	Administrative fees owed	Administrative fees incurred
UBS Dynamic Alpha Fund	$40,437	$244,832
UBS Global Allocation Fund	111,241	677,026
UBS Global Frontier Fund	4,723	27,886

The UBS Funds

Notes to financial statements

The Funds may invest in certain affiliated investment companies also advised or managed by the Advisor. The Funds pay no management fees to these affiliated investment companies. Investments in affiliated investment companies for the period ended December 31, 2009 were as follows:

UBS Dynamic Alpha Fund

Affiliated investment companies	Value 06/30/09	Purchases	Sales proceeds	Net realized gain	Change in net unrealized appreciation (depreciation)	Value 12/31/09	% of net assets
UBS Global Aggregate Bond Relationship Fund	$—	$35,000,000	$—	$—	$381,150	$35,381,150	5.59%
UBS Opportunistic Emerging Markets Debt Relationship Fund	18,034,797	—	2,000,000	475,381	1,461,601	17,971,779	2.84
UBS U.S. Equity Alpha Relationship Fund	71,305,087	—	10,000,000	1,637,320	17,077,609	80,020,016	12.65
	$89,339,884	$35,000,000	$12,000,000	$2,112,701	$18,920,360	$133,372,945	21.08%

UBS Global Allocation Fund

Affiliated investment companies	Value 06/30/09	Purchases	Sales proceeds	Net realized gain	Change in net unrealized appreciation (depreciation)	Value 12/31/09	% of net assets
UBS Corporate Bond Relationship Fund	$88,036,816	$—	$—	$—	$7,838,504	$95,875,320	5.55%
UBS Emerging Markets Equity Relationship Fund	105,347,347	—	26,000,000	7,410,080	25,879,636	112,637,063	6.52
UBS High Yield Relationship Fund	50,775,856	—	10,000,000	2,242,463	7,101,231	50,119,550	2.90
UBS Small-Cap Equity Relationship Fund	31,609,145	—	—	—	9,309,093	40,918,238	2.37
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	1,988,539	—	1,575,000	98,120	(26,813)	484,846	0.03
UBS Global Aggregate Bond Relationship Fund	—	76,000,000	—	—	827,640	76,827,640	4.45
UBS Global (ex-U.S.) All Cap Growth Equity Relationship Fund	257,485,609	—	44,000,000	9,601,004	36,249,905	259,336,518	15.01
	$535,243,312	$76,000,000	$81,575,000	$19,351,667	$87,179,196	$636,199,175	36.83%

The UBS Funds

Notes to financial statements

  UBS Global Frontier Fund

Affiliated investment companies	Value 06/30/09	Purchases	Sales proceeds	Net realized gain (loss)	Change in net unrealized appreciation (depreciation)	Value 12/31/09	% of net assets
UBS Corporate Bond Relationship Fund	$4,401,841	$—	$—	$—	$391,925	$4,793,766	6.41%
UBS High Yield Relationship Fund	2,879,802	—	—	—	554,942	3,434,744	4.59
UBS International Equity Relationship Fund	7,330,241	—	1,200,000	(22,737)	1,826,411	7,933,915	10.60
UBS U.S. Large Cap Equity Relationship Fund	12,161,156	—	1,800,000	268,124	2,733,312	13,362,592	17.86
UBS U.S. Large Cap Growth Equity Relationship Fund	2,818,201	1,500,000	—	—	1,072,198	5,390,399	7.21
UBS Global Aggregate Bond Relationship Fund	—	4,000,000	—	—	43,560	4,043,560	5.40
UBS Global (ex-U.S.) All Cap Growth Equity Relationship Fund	7,092,092	—	—	—	1,309,595	8,401,687	11.23
UBS Emerging Markets Equity Relationship Fund	9,024,979	1,007,500	1,000,000	440,840	2,709,340	12,182,659	16.28
	$45,708,312	$6,507,500	$4,000,000	$686,226	$10,641,283	$59,543,322	79.58%

The Funds may invest in UBS Cash Management Prime Relationship Fund ("Cash Prime"). Cash Prime is offered as a cash management option only to mutual funds and certain other accounts. Distributions received from Cash Prime are reflected as affiliated interest income in the Statement of operations. Amounts relating to those investments at December 31, 2009 and for the period ended were as follows:

Fund	Value 6/30/09	Purchases	Sales proceeds	Value 12/31/09	%of net assets	Income earned
UBS Dynamic Alpha Fund	$2,893,375	$173,338,109	$176,231,484	$—	0.0%	$22,333
UBS Global Allocation Fund	75,008,315	283,216,745	341,111,067	17,113,993	1.0	68,126
UBS Global Frontier Fund	6,677,130	19,886,689	24,546,885	2,016,934	2.7	5,814

Under normal conditions, the Funds invest cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund, LLC ("Private Money Market"), which operates in compliance with Rule 2a-7 of the Act. Private Money Market is managed by the Advisor and is offered only to mutual funds and certain other accounts managed by the Advisor. The Advisor acts as Managing Member and receives a management fee from Private Money Market payable monthly in arrears at the annual rate of 0.10% of Private Money Market's average daily members' equity, minus the aggregate operating expenses of, and incurred by, Private Money Market during each such related month, not including investment expenses (including brokerage commissions, taxes, interest charges and other costs with respect to transactions in securities) and extraordinary expenses including litigation expenses, if any. The Advisor may, in its sole discretion, waive all or any portion of the management fee to which it may be entitled from time to time in order to maintain operating expenses at a certain level. Distributions received from Private Money Market are reflected

The UBS Funds

Notes to financial statements

as securities lending-net in the Statement of operations. Amounts relating to those investments at December 31, 2009 and for the period then ended were as follows:

Fund	Value 6/30/09	Purchases	Sales proceeds	Value 12/31/09	% of net assets	Net income earned
UBS Dynamic Alpha Fund	$7,699,401	$44,768,131	$48,368,086	$4,099,446	0.65%	$13,602
UBS Global Allocation Fund	21,204,379	97,923,093	111,497,044	7,630,428	0.44	86,944

The following Funds have incurred brokerage commissions with UBS AG, an affiliated broker-dealer. Amounts relating to those transactions for the period ended December 31, 2009, were as follows:

Fund	UBS AG
UBS Dynamic Alpha Fund	$4,268
UBS Global Allocation Fund	13,331

3. Service and distribution plans

UBS Global AM (US) is the principal underwriter of each Fund's shares. The Trust has adopted service and/or distribution plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act for Class A, Class B and Class C. The Plans govern payments made for the expenses incurred in the service and/or distribution of Class A, Class B and Class C. Annual fees under the Plans as a percentage of the average daily net assets of each representative class of each of the Funds are as follows:

Fund	Class A	Class B	Class C
UBS Dynamic Alpha Fund	0.25%	1.00%	1.00%
UBS Global Allocation Fund	0.25	1.00	1.00
UBS Global Frontier Fund	0.25	N/A*	1.00

*  UBS Global Frontier Fund does not offer Class B shares.

UBS Global AM (US) also receives the proceeds of the initial sales charges paid upon purchases of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, Class B, and Class C. At December 31, 2009, certain Funds owed UBS Global AM (US) service and distribution fees, and for the period ended December 31, 2009, certain Funds were informed by UBS Global AM (US) that it had earned sales charges as follows:

Fund	Service and distribution fees owed	Sales charges earned
UBS Dynamic Alpha Fund—Class A	$81,174	$34,667
UBS Dynamic Alpha Fund—Class B	5,321	15,283
UBS Dynamic Alpha Fund—Class C	106,765	1,540
UBS Global Allocation Fund—Class A	216,277	175,678
UBS Global Allocation Fund—Class B	21,906	53,449
UBS Global Allocation Fund—Class C	407,493	8,181
UBS Global Frontier Fund—Class A	12,216	38,365
UBS Global Frontier Fund—Class C	14,094	454

The UBS Funds

Notes to financial statements

4. Transfer agency and related services fees

UBS Financial Services Inc. provides certain sub-transfer agency and administration services to each Fund pursuant to a delegation of authority from PNC Global Investment Servicing ("PNC"), each Fund's transfer agent, and is compensated for these services by PNC, not the Funds.

For the period ended December 31, 2009, UBS Financial Services Inc. received from PNC, not the Funds, total services fees follows:

Fund	Amount paid
UBS Dynamic Alpha Fund	$127,802
UBS Global Allocation Fund	281,705
UBS Global Frontier Fund	10,251

5. Securities lending

Each Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or US government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.

Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or US government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees.

UBS Dynamic Alpha Fund and UBS Global Allocation Fund loaned securities to certain qualified broker-dealers, with the Funds' custodian acting as the Funds' lending agent. Cash collateral received is invested in an investment company, which is included in the Portfolio(s) of investments. In addition, UBS Global Allocation Fund received US Government Agency securities as collateral with a market value of $21,230,641, which cannot be resold. The market value of loaned securities and related collateral outstanding at December 31, 2009, were as follows:

Fund	Market value of securities loaned	Market value of collateral received from securities loaned	Market value of investments of cash collateral received
UBS Dynamic Alpha Fund	$3,939,798	$4,099,446	$4,099,446
UBS Global Allocation Fund	28,042,657	28,861,069	7,630,428

6. Purchases and sales of securities

For the period ended December 31, 2009, aggregate purchases and sales of portfolio securities, excluding short-term investments and US Government and agency securities, were as follows:

Fund	Purchases	Sales proceeds
UBS Dynamic Alpha Fund	$203,685,740	$303,840,779
UBS Global Allocation Fund	399,867,101	608,405,925
UBS Global Frontier Fund	11,235,064	6,536,302

The UBS Funds

Notes to financial statements

For the period ended December 31, 2009, aggregate purchases and sales of US Government and agency securities, excluding short-term investments, were as follows:

Fund	Purchases	Sales proceeds
UBS Dynamic Alpha Fund	$2,128,115	$—
UBS Global Allocation Fund	472,084,981	455,811,735
UBS Global Frontier Fund	9,445,296	9,881,861

7. Federal income taxes

It is each Fund's policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal year ended June 30, 2009 were as follows:

	2009
Fund	Distributions paid from ordinary income	Distributions paid from net long-term capital gains	Total distributions paid
UBS Dynamic Alpha Fund	$8,108	$291,230,363	$291,238,471
UBS Global Allocation Fund	165,040,234	153,119,425	318,159,659
UBS Global Frontier Fund	1,534,635	—	1,534,635

The tax character of distributions paid and components of net assets for the current fiscal year will be determined after the Trust's fiscal year ending June 30, 2010.

At June 30, 2009, the following Funds had net capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

	Expiration dates—December 31,
Fund	June 30, 2010	June 30, 2011	June 30, 2012	June 30, 2013	June 30, 2014	June 30, 2015	June 30, 2016	June 30, 2017
UBS Dynamic Alpha Fund	$—	$—	$—	$—	$—	$—	$—	$145,211,340
UBS Global Allocation Fund	—	—	—	—	—	—	—	288,404,627
UBS Global Frontier Fund	—	—	—	—	—	—	—	12,841,328

The UBS Funds

Notes to financial statements

Post-October losses are deemed to arise on the first business day of a Fund's next taxable year. For the year ended June 30, 2009, the following Funds incurred, and elected to defer, losses of the following:

Fund	Net capital losses
UBS Dynamic Alpha Fund	$205,503,730
UBS Global Allocation Fund	854,732,134
UBS Global Frontier Fund	1,706,108

As of and during the period ended December 31, 2009, the Funds did not have any liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of operations. During the period, the Funds did not incur any interest or penalties.

Each of the tax years in the four year period ended June 30, 2009, remains subject to examination by the Internal Revenue Service and state taxing authorities.

8. Line of credit

The Trust has entered into an agreement with JPMorgan Chase Bank to provide a $75 million committed line of credit to the Funds ("Committed Credit Facility") to be utilized for temporary financing until the settlement of shares or purchases of portfolio securities, the repurchase or redemption of shares of each Fund at the request of shareholders and other temporary or emergency purposes. Interest on amounts borrowed is calculated based on the federal funds rate in effect at the time of borrowing, plus 0.75%. Under the Committed Credit Facility arrangement, each Fund has agreed to pay commitment fees, pro rata, based on the relative asset size of the Funds in the Committed Credit Facility. The average daily borrowings under the agreement for the period ended December 31, 2009, were as follows:

Fund	Average daily borrowings	Number of days outstanding	Interest expense	Weighted average annualized interest rate
UBS Dynamic Alpha Fund	$5,059,667	3	$330	0.78%
UBS Global Allocation Fund	3,468,982	4	314	0.82

At December 31, 2009, there was an outstanding balance of $2,679,000 for UBS Dynamic Alpha Fund.

9. Shares of beneficial interest

For the period ended December 31, 2009, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Dynamic Alpha Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	2,878,985	$17,576,992	—	$—
Shares repurchased	(17,078,144)	(102,528,648)	(273,200)	(1,585,705)
Shares converted from Class B to Class A	11,382	68,430	(11,914)	(68,430)
Dividends reinvested	2,795,905	16,999,102	43,098	250,834
Redemption fees	—	—	—	—
Net decrease	(11,391,872)	$(67,884,124)	(242,016)	$(1,403,301)

The UBS Funds

Notes to financial statements

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	721,259	$4,251,826	8,917,853	$52,941,789
Shares repurchased	(5,688,765)	(32,656,107)	(4,708,091)	(29,335,821)
Dividends reinvested	852,122	4,959,348	961,905	5,934,953
Redemption fees	—	—	—	50
Net increase (decrease)	(4,115,384)	$(23,444,933)	5,171,667	$29,540,971

UBS Global Allocation Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	3,881,188	$35,831,304	4,943	$44,532
Shares repurchased	(24,763,749)	(231,761,957)	(925,461)	(8,085,999)
Shares converted from Class B to Class A	639,181	6,051,750	(655,236)	(6,051,750)
Dividends reinvested	6,494,853	59,947,499	121,004	1,108,391
Redemption fees	—	6,467	—	—
Net decrease	(13,748,527)	$(129,924,937)	(1,454,750)	$(12,984,826)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	1,035,798	$9,510,380	1,828,958	$17,354,723
Shares repurchased	(8,991,217)	(81,524,679)	(7,146,527)	(69,023,723)
Dividends reinvested	2,798,058	25,210,500	1,529,331	14,375,713
Redemption fees	—	—	—	9,936
Net decrease	(5,157,361)	$(46,803,799)	(3,788,238)	$(37,283,351)

UBS Global Frontier Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	922,453	$6,194,487	121,207	$840,290	—	$—
Shares repurchased	(1,701,126)	(11,482,818)	(463,965)	(3,201,186)	(301,785)	(2,197,613)
Dividends reinvested	347,095	2,408,839	86,529	602,239	82	571
Redemption fees	—	—	—	—	—	—
Net decrease	(431,578)	$(2,879,492)	(256,229)	$(1,758,657)	(301,703)	$(2,197,042)

For the year ended June 30, 2009, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Dynamic Alpha Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	12,201,854	$84,315,501	76,017	$485,824
Shares repurchased	(94,925,141)	(668,841,884)	(752,172)	(4,950,099)
Shares converted from Class B to Class A	197,940	1,247,757	(205,303)	(1,247,757)
Dividends reinvested	36,546,773	181,271,963	635,398	3,018,142
Redemption fees	—	111,984	—	—
Net decrease	(45,978,574)	$(401,894,679)	(246,060)	$(2,693,890)

The UBS Funds

Notes to financial statements

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	994,111	$7,576,868	3,987,680	$21,928,281
Shares repurchased	(20,995,238)	(138,300,018)	(28,525,753)	(219,537,355)
Dividends reinvested	12,513,912	59,441,082	6,277,481	31,638,504
Redemption fees	—	17,451	—	3,054
Net decrease	(7,487,215)	$(71,264,617)	(18,260,592)	$(165,967,516)

UBS Global Allocation Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	17,002,992	$148,901,594	87,388	$716,139
Shares repurchased	(110,986,962)	(978,286,940)	(2,786,597)	(23,135,806)
Shares converted from Class B to Class A	1,418,218	10,924,954	(1,448,815)	(10,924,954)
Dividends reinvested	23,913,497	171,938,048	1,048,345	7,401,313
Redemption fees	—	187,063	—	171
Net decrease	(68,652,255)	$(646,335,281)	(3,099,679)	$(25,943,137)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	3,081,072	$27,040,672	5,402,385	$45,262,688
Shares repurchased	(36,745,661)	(313,102,739)	(21,956,098)	(186,460,481)
Dividends reinvested	10,868,562	76,297,308	6,122,479	44,816,545
Redemption fees	—	22,152	—	18,990
Net decrease	(22,796,027)	$(209,742,607)	(10,431,234)	$(96,362,258)

UBS Global Frontier Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	5,784,149	$31,913,221	1,432,561	$7,334,674	1,690	$8,554
Shares repurchased	(6,453,656)	(35,257,994)	(1,492,704)	(7,852,515)	(541,463)	(4,112,467)
Dividends reinvested	230,913	1,122,239	40,268	196,107	—	—
Redemption fees	—	35,053	—	4,334	—	—
Net decrease	(438,594)	$(2,187,481)	(19,875)	$(317,400)	(539,773)	$(4,103,913)

10. Subsequent events

Events after the date of the Statements of assets and liabilities are evaluated through the issuance of the financial statements. For the Funds, there were no material subsequent events that occurred between the date of the Statements of assets and liabilities through the issuance of the financial statements that required disclosure in the financial statements other than the restatement as discussed in Note 11.

The UBS Funds

Notes to financial statements

11. Restatement

Subsequent to the issuance of the December 31, 2009 financial statements, the Fund determined that the ratio of expenses to average net assets for UBS Dynamic Alpha Fund as reported in the Financial highlights for the year ended June 30, 2009 did not reflect interest and dividend expense for securities sold short.

The correction of the above item resulted in the restatement of the ratio of expenses to average net assets in the Financial highlights as shown below:

	Class A For the Year Ended June 30, 2009
	As previously reported:	As restated:
Before expense reimbursement and after interest and dividend expense for securities sold short	1.30%	1.54%
After expense reimbursement and interest and dividend expense for securities sold short	1.30%	1.54%
	Class B For the Year Ended June 30, 2009
	As previously reported:	As restated:
Before expense reimbursement and after interest and dividend expense for securities sold short	2.13%	2.39%
After expense reimbursement and interest and dividend expense for securities sold short	2.10%	2.36%
	Class C For the Year Ended June 30, 2009
	As previously reported:	As restated:
Before expense reimbursement and after interest and dividend expense for securities sold short	2.07%	2.32%
After expense reimbursement and interest and dividend expense for securities sold short	2.07%	2.32%
	Class Y For the Year Ended June 30, 2009
	As previously reported:	As restated:
Before expense reimbursement and after interest and dividend expense for securities sold short	1.00%	1.22%
After expense reimbursement and interest and dividend expense for securities sold short	1.00%	1.22%

The UBS Funds

General information (unaudited)

Quarterly Form N-Q portfolio schedule

The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Funds' (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647 1568, online on the Funds' Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

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Item 2.  Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3.  Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Schedule of Investments.

(a) Included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust’s outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Mr. Walter Auch, care of the Secretary of the Trust at UBS Global Asset Management, One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope “Nominating Committee.” The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.  Controls and Procedures.

(a)            The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

(b)           The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)                (1) Code of Ethics — Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)                (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)                (3)  Written solicitation to purchase securities under Rule 23c-1 under the Investment Company         Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons — not applicable to the registrant.

(b)               Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The UBS Funds

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	June 15, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	June 15, 2010

By:	/s/ Thomas Disbrow
Thomas Disbrow
Treasurer and Principal Accounting Officer

Date:	June 15, 2010